                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
                                THE CRI BUILDING
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852
                                AUGUST 20, 1999

DEAR LIMITED PARTNER:

    A Special Meeting of the limited partners ("you" or the "Limited Partners") of Capital Income Properties-C Limited Partnership, a District of Columbia limited partnership ("CIP-100"), will be held on September 22, 1999 at 10:00 a.m., local time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814 (the "Meeting").

    At the Meeting, you will be asked to consider and vote upon the following:

    1. A proposal to approve the consent of CIP-100 to the sale by Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("BMCLP"), of BMCLP's ownership interest in the Bethesda Metro Center development and of BMCLP's leasehold interest in the land upon which the Bethesda Metro Center is built (collectively, the "Development"); and

    2. Such other business as may properly come before the Meeting and any adjournment or postponement thereof.

    CIP-100 owns the majority of the partnership interests in BMCLP. If CIP-100 consents to the sale by BMCLP of its interests in the Development, and if BMCLP receives any other required consents to such sale, BMCLP will sell its interests in the Development. Pursuant to Article X of CIP-100's Agreement and Second Amended Certificate of Limited Partnership (the "Partnership Agreement"), CIP-100 will dissolve 90 days after the sale by BMCLP of its interests in the Development.

    THE GENERAL PARTNERS ARE SEEKING YOUR APPROVAL FOR CIP-100 TO CONSENT TO BMCLP'S SALE OF ITS INTERESTS IN THE DEVELOPMENT. THE GENERAL PARTNERS HAVE DETERMINED THAT THE SALE BY BMCLP OF ITS INTERESTS IN THE DEVELOPMENT, AND THE DISSOLUTION OF CIP-100 FOLLOWING SUCH SALE, ARE FAIR TO AND IN THE BEST INTERESTS OF CIP-100 AND ITS LIMITED AND GENERAL PARTNERS. THE GENERAL PARTNERS RECOMMEND THAT YOU VOTE FOR THE CONSENT DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

    In order for CIP-100 to consent to the sale by BMCLP of its interests in the Development, a majority of the Limited Partner interests in CIP-100 must approve the sale.

    In the materials accompanying this letter, you will find a Notice of Meeting of Limited Partners, a Proxy Statement relating to the actions to be taken by CIP-100's Limited Partners at the Meeting and a proxy card. You are urged to review carefully the accompanying Proxy Statement that describes in detail the consent to be given by CIP-100 (and the resulting dissolution of CIP-100), which consent is being submitted to you for your consideration and approval, as well as the attendant risks associated with the foregoing.

    All the Limited Partners of CIP-100 are cordially invited to attend the Meeting in person. However, whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy in the enclosed postage-prepaid envelope or send your executed proxy via telecopier to CIP-100 at (301) 231-0333. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your interest in CIP-100 be represented and voted, whether by proxy or in person at the Meeting.

    If you have any questions about the enclosed proxy material, please call Susan T. Backman at (301) 468-9200. Thank you for your cooperation and prompt reply.

                                              Sincerely,

            [LOGO]                            [LOGO]
-------------------------------------------   -------------------------------------------
H. William Willoughby                         William B. Dockser
President of C.R.I., Inc.                     Chairman of the Board of
Managing General Partner                      C.R.I., Inc.
                                              Managing General Partner

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
                                THE CRI BUILDING
                              11200 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND 20852
                                AUGUST 20, 1999
                 NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                        TO BE HELD ON SEPTEMBER 22, 1999

    NOTICE IS HEREBY GIVEN that a Special Meeting of the limited partners ("Limited Partners") of Capital Income Properties-C Limited Partnership, a District of Columbia limited partnership ("CIP-100"), will be held on September 22, 1999 at 10:00 a.m., local time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814 (the "Meeting"), for the following purposes:

    1. To consider and vote upon a proposal to approve the consent of CIP-100 to the sale by Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("BMCLP"), of BMCLP's ownership interest in the Bethesda Metro Center development and of BMCLP's leasehold interest in the land upon which the Bethesda Metro Center is built (collectively, the "Development").

    2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

    The Managing General Partner of CIP-100 has fixed the close of business on August 1, 1999 as the record date for the Meeting. Only Limited Partners of record at the close of business on August 1, 1999 are entitled to notice of, and to vote at, the Meeting, or at any adjournment or postponement thereof.

    The accompanying form of proxy is being solicited by the Managing General Partner of CIP-100. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Meeting. Duly executed but unmarked proxies will be voted "FOR" the consent to the sale by BMCLP of its interests in the Development.

    THE GENERAL PARTNERS ARE SEEKING YOUR APPROVAL FOR CIP-100 TO CONSENT TO BMCLP'S SALE OF ITS INTERESTS IN THE DEVELOPMENT. THE GENERAL PARTNERS HAVE DETERMINED THAT THE SALE BY BMCLP OF ITS INTERESTS IN THE DEVELOPMENT IS FAIR TO AND IN THE BEST INTERESTS OF CIP-100 AND ITS LIMITED AND GENERAL PARTNERS. THE GENERAL PARTNERS RECOMMEND THAT YOU VOTE FOR THE CONSENT DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR SEND YOUR EXECUTED PROXY VIA TELECOPIER TO CIP-100 AT (301) 231-0333. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                               By Order of the Managing General Partner,

            [LOGO]                             [LOGO]
--------------------------------------------   --------------------------------------------
H. William Willoughby                          William B. Dockser
President of C.R.I., Inc.                      Chairman of the Board of C.R.I., Inc.
Rockville, Maryland
August 20, 1999

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
            PROXY STATEMENT FOR SPECIAL MEETING OF LIMITED PARTNERS
                        TO BE HELD ON SEPTEMBER 22, 1999
                            ------------------------

    This Proxy Statement is being furnished to the limited partners ("Limited Partners") of Capital Income Properties-C Limited Partnership ("CIP-100") in connection with the solicitation of proxies by CIP-100's managing general partner (the "Managing General Partner") for use at the Special Meeting of CIP-100's Limited Partners to be held on September 22, 1999 at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, commencing at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Meeting").

    At the Meeting, Limited Partners are being asked to consider and vote upon a proposal to approve CIP-100's consent to the sale by Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("BMCLP"), of BMCLP's ownership interest in the Bethesda Metro Center development and of BMCLP's leasehold interest in the land upon which the Bethesda Metro Center is built (collectively, the "Development"), and to transact such other business as may properly come before the Meeting.

    CIP-100 owns the majority of the partnership interests in BMCLP. Accordingly, if the Limited Partners of CIP-100 consent to the sale by BMCLP of its interests in the Development (the "Consent"), and if BMCLP obtains any other required consents to such sale, BMCLP will sell its interests in the Development. Pursuant to Article X of CIP-100's Agreement and Second Amended Certificate of Limited Partnership (the "Partnership Agreement"), CIP-100 will dissolve 90 days after the sale by BMCLP of its interests in the Development. The sale by BMCLP of its ownership and leasehold interests in the Development is subject to the terms and the satisfaction of all conditions of that certain Real Estate Leasehold Sale Agreement dated as of July 30, 1999, by and between BMCLP and Blackstone Real Estate Acquisitions III, LLC ("Blackstone"), a copy of which is attached hereto as Annex A-1 (the "Sale Agreement"). There can be no assurance that the sale by BMCLP of its interests in the Development will be consummated, even if CIP-100 Consents to the sale.

    Only Limited Partners of record on August 1, 1999 are entitled to vote at the Meeting. On that date, there were 600 outstanding units of Limited Partner interest in CIP-100 (each, a "Unit") and, as a result of the transfers of fractional Units, 695 Limited Partners. (Of the 600 Units, three holders of an aggregate of 3.667 Units defaulted on their capital contribution installment payments, and therefore, pursuant to the Partnership Agreement, have lost all rights, privileges and benefits as Limited Partners, including without limitation, voting and distribution rights, and are no longer considered Limited Partners. In addition, a holder of .15 of a Unit is not a signatory to the Partnership Agreement. Such holder is entitled to economic benefits as a Limited Partner, but has no voting rights. Therefore, as of August 1, 1999, CIP-100 has
596.183 outstanding voting Units and 695 Limited Partners with an economic interest in CIP-100.) Each Limited Partner will be entitled to one vote per Unit or fractional vote with respect to fractional Units. No person or entity was the beneficial owner of more than 5% of the Units on the record date.

    This Proxy Statement is being furnished to all Limited Partners in connection with the solicitation of proxies by the Managing General Partner for use at the Meeting. Each copy of this Proxy Statement is accompanied by a proxy card and a Notice of Special Meeting of Limited Partners. This Proxy Statement and the accompanying proxy card and notice are being mailed to Limited Partners on or about August 20, 1999.

    All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy with regard to the Consent, Limited Partners may vote in favor of or against the Consent, or may abstain from voting. Each Limited Partner should specify its choice on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the interests of such Limited Partner represented by a signed proxy card will be voted "FOR" the Consent. CIP-100 knows of no matter to be brought before the Meeting which is not referred to in the Notice of Meeting and this Proxy Statement. If, however, any other matters properly come before the Meeting, the proxy will be voted in accordance with the judgment of the person or persons voting such proxy, unless the proxy contains instructions to the contrary.

    The Managing General Partner, therefore, is seeking approval of the Limited Partners to give the Consent to BMCLP. The affirmative vote, in person or represented by proxy at the Meeting, of a majority of the Limited Partner interests in CIP-100 is required to approve and adopt the Consent. Any Limited Partner interests that are not voted (whether by abstention or otherwise) will have the effect of a negative vote. For this reason, it is important that all Limited Partner interests are represented at the Meeting, either in person or by proxy.

    All proxy cards delivered pursuant to this solicitation are revocable at any time prior to their use at the Meeting at the option of the persons executing them by (i) giving written notice to the Managing General Partner of such nullification prior to the Meeting or (ii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Capital Income Properties-C Limited Partnership, c/o Ms. Susan T. Backman, C.R.I., Inc., Managing General Partner, The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

    Proxies will initially be solicited by the Managing General Partner by mail, but all general partners of CIP-100 (the "General Partners," and collectively with the Limited Partners, the "Partners") and selected employees of the Managing General Partner may solicit proxies from Limited Partners personally or by telephone, facsimile or other forms of communication. Such General Partners and selected employees will not receive any additional compensation for such solicitation. No Units are held by brokerage houses, nominees or other custodians. All expenses incurred in connection with the solicitation of proxies will be borne by CIP-100.

    Limited Partners are not entitled to dissenters' rights of appraisal or other dissenters' rights under the Uniform Limited Partnership Act of the District of Columbia (the "Act") or the Partnership Agreement with respect to the Consent.

    CIP-100'S GENERAL PARTNERS HAVE CAREFULLY CONSIDERED AND HAVE UNANIMOUSLY APPROVED THE TERMS OF THE CONSENT. THE GENERAL PARTNERS ARE SEEKING THE APPROVAL OF THE LIMITED PARTNERS FOR CIP-100 TO CONSENT TO BMCLP'S SALE OF ITS INTERESTS IN THE DEVELOPMENT. THE GENERAL PARTNERS HAVE DETERMINED THAT THE SALE BY BMCLP OF ITS INTERESTS IN THE DEVELOPMENT IS FAIR TO AND IN THE BEST INTERESTS OF CIP-100 AND ITS PARTNERS. THE GENERAL PARTNERS UNANIMOUSLY RECOMMEND THAT THE LIMITED PARTNERS VOTE "FOR" THE CONSENT.

                       CONSENT OF CIP-100 TO THE SALE OF
            BETHESDA METRO CENTER OWNERSHIP AND LEASEHOLD INTERESTS

GENERAL

    The General Partners, by unanimous written consent dated as of July 12, 1999, recommended that CIP-100 Consent to the sale by BMCLP of its ownership and leasehold interests in the Development. The affirmative vote of a majority of the Limited Partner interests is required to approve and adopt the Consent. If CIP-100 gives its Consent to the sale by BMCLP of its interests is the Development and if BMCLP receives all other required consents for such sale, BMCLP will sell its interests in the Development pursuant to the Sale Agreement. Pursuant to the terms of the Partnership Agreement, CIP-100 will dissolve 90 days after the sale by BMCLP of its interests in the Development.

    THE AFFIRMATIVE VOTE OF A MAJORITY OF THE LIMITED PARTNER INTERESTS IN CIP-100 IS REQUIRED FOR CIP-100 TO CONSENT TO BMCLP'S SALE OF ITS OWNERSHIP AND LEASEHOLD INTERESTS IN THE DEVELOPMENT. The General Partners believe that the Consent is in the best interests of CIP-100 and the Limited Partners and recommend that the Limited Partners vote FOR the Consent.

DESCRIPTION OF BUSINESS AND REASON CONSENT IS NECESSARY

    CIP-100's business purpose, as described in Article III of the Partnership Agreement, is to invest in real estate by acquiring and holding a limited partner interest in BMCLP. BMCLP owns, operates and maintains the Development, a mixed-use property in Maryland. The Development is located above the Bethesda metro station in downtown Bethesda, Maryland, on approximately 3.5 acres of land leased from the Washington Metropolitan Area Transit Authority ("WMATA"). BMCLP constructed the Development on the land that it leases from WMATA. The Development consists of (i) Three Bethesda Metro Center, an office building containing approximately 340,000 square feet of net rentable office space and approximately 14,000 square feet of net rentable retail space (the "Office Building"), (ii) a Hyatt Regency Hotel ("Hotel") with 381 rooms and (iii) an underground parking garage with approximately 1,300 parking spaces. In addition, the Development contains an outdoor plaza with cafes and fountains and an ice skating rink in the winter months. BMCLP has an agreement with Hyatt Hotels Corporation of Maryland ("Hyatt") to manage the Hotel (See "--Existing Management Agreement of Hyatt Regency Hotel" below), an agreement with Realty Management Company ("Realty") to manage and lease the Office Building and an agreement with Monument Parking Co., Inc. to manage the underground parking garage. For a more detailed description of BMCLP's business operations, see Item
1. (Business) and Item 2. (Properties) in CIP-100's Annual Report on Form 10-K for the year ended December 31, 1998, which Items are hereby incorporated herein by reference. Copies of CIP-100's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, are attached hereto as Annex B-1 and Annex B-2, respectively.

    CIP-100 has four general partners, which collectively own a 1% partnership interest in CIP-100. C.R.I., Inc. ("CRI"), as Managing General Partner, has a 0.01% general partner interest in CIP-100. The other general partner interests, which total 0.99%, are held by William B. Dockser, Martin C. Schwartzberg and H. William Willoughby, each of whom is an affiliate of (or was formerly affiliated with) CRI (collectively with CRI, "the General Partners"). The total Limited Partner interest of 99% is owned as follows: (i) 0.01% is owned by CRICO-Bethesda Growth Partners Limited Partnership ("CRICO"), a majority of which is owned, collectively, by William B. Dockser, Martin C. Schwartzberg and
H. William Willoughby, and (ii) 98.99% is owned by unrelated parties. (See "Interested Persons").

    CIP-100 owns a 92.50% limited partner interest in BMCLP. The other limited partners of BMCLP are Alan I. Kay, Allan E. Rozansky and R & K Bethesda Metro Limited Partnership ("R&K Bethesda"). Alan I. Kay and Allan E. Rozansky each own a 1.755% special limited partner interest in BMCLP (collectively, the "Special Limited Partners"). Messrs. Kay and Rozansky also each hold a 2% general partner interest in

R&K Bethesda, which owns a 2.99% limited partner interest in BMCLP. C.R.C.C. of Bethesda, Inc. ("CRCC"), BMCLP's managing general partner, owns a 1.0% general partner interest in BMCLP. William B. Dockser and H. William Willoughby, two of the general partners of CIP-100, are the sole shareholders of both CRCC and CRI. (See "Affiliation Chart").

    In accordance with Section 7.02 of BMCLP's Second Restated Certificate and Agreement of Limited Partnership, BMCLP must obtain the consent of the Special Limited Partners and CIP-100 prior to any sale of its interests in the Development. BMCLP has already obtained the consent of the Special Limited Partners to the sale of its interests in the Development to Blackstone. CIP-100's Consent, therefore, is the only partner consent required prior to BMCLP's proposed sale of its ownership and leasehold interests in the Development. The approval of a majority of the Limited Partner interests is required before CIP-100 can Consent to BMCLP's proposed sale.

PURPOSE AND STRUCTURE OF SALE

    BMCLP has agreed to sell its ownership and leasehold interests in the Development (the "Sale") to Blackstone for a purchase price of $118,500,000 in cash ("Purchase Price"). The Purchase Price will result in a before-tax cash distribution to CIP-100 Limited Partners of approximately $31,440 per Unit. (See "Proposed Sale to Blackstone" and Annex C). Neither Blackstone nor its principals are affiliated with BMCLP, CIP-100, the General Partners or any of their respective affiliates. As a result of the Sale, BMCLP will dissolve and wind up its business. It is the intent of BMCLP and Blackstone to close the Sale no later than September 30, 1999, although there can be no assurance that the Sale will ultimately be consummated, and, if consummated, on what date.

    The General Partners are of the view that the Sale represents the most viable option available for the disposition of BMCLP's ownership and leasehold interests in the Development, and that the Sale is fair to, and in the best interest of, CIP-100 and its Partners. The General Partners, therefore, have unanimously approved CIP-100's Consent to such Sale and recommend that each Limited Partner vote FOR CIP-100's Consent.

    In reaching their conclusion that the Sale is in the best interest of CIP-100 and its Limited Partners, the General Partners considered a variety of factors including, among others, the following:

    1.  DISCOUNT ON PAYOFF OF SECOND MORTGAGE:

    A. BACKGROUND. On November 16, 1994, BMCLP refinanced its first and second mortgages on the Development. In conjunction with the refinancing, (i) General Electric Capital Corporation, a New York corporation, became the holder of the first mortgage, and BMC Lender Partnership, a Maryland general partnership ("BMC Lender"), became the holder of the second mortgage (the "Second Mortgage"), and
(ii) the maturity date on both mortgages was changed to November 30, 2001. The Second Mortgage grants BMC Lender participation interests in the net cash flow of the Development and in its value on sale.

    The net cash flow participation entitles BMC Lender to 75% of the Net Cash Flow (as defined in the Second Mortgage note) on a monthly basis. Part of the funds that would otherwise be deemed to be Net Cash Flow are held in various reserve accounts by BMCLP's lenders (the "Cash Reserves"). Upon a sale of the Development, and the payoff of the first and second mortgages, the Cash Reserves would be released from the lenders' reserve accounts. Generally, the Cash Reserves would be added to the balances in BMCLP's operating accounts and other cash, and the Net Cash Flow would be distributed at closing 75% to BMC Lender and 25% to BMCLP.

    The Second Mortgage note also provides that, in the event BMCLP sold its interests in the Development, BMCLP would pay BMC Lender an amount equal to (i) 75% of the amount by which the value of the Development, as of an applicable determination date and as agreed upon by BMCLP and BMC Lender (the "Economic Value"), up to $100,000,000, exceeds the unpaid principal balance and accrued interest under the Development's first and second mortgages, and (ii) 50% of the Economic Value in excess of $100,00,000 (collectively, the "Economic Value Participation Interest"). In the case of the Sale, BMCLP estimates that the Economic Value would be approximately $117,690,000.

    Shortly after economic turmoil struck Asia in late 1997, BMC Lender indicated to BMCLP that its predominantly Asian-based investors wished to liquidate their investment in BMCLP's Second Mortgage prior to the maturity date of the loan in 2001. BMC Lender indicated a willingness to discount the payoff amount of its Second Mortgage in order to facilitate a sale by BMCLP of its interests in the Development.

    In response to BMCLP's agreement to consider the sale of its interests in the Development on such terms, BMC Lender began to seek possible purchasers for BMCLP's interests in the Development. From the fourth quarter of 1997 through the fourth quarter of 1998, BMCLP responded to inquiries from approximately seven parties regarding a sale by BMCLP of its interests in the Development. BMCLP conducted serious negotiations with two of those parties, neither of which resulted in a contract for sale.

    In late 1998, BMCLP negotiated with a third, unaffiliated party (the "Initial Purchaser") regarding the sale of BMCLP's interests in the Development, which resulted in the execution of a sale agreement. BMCLP and the Initial Purchaser agreed on a purchase price of $122,000,000. At the end of the once-extended inspection period under its contract, however, the Initial Purchaser proposed a further extension and a three to four million dollar reduction of the purchase price. BMCLP rejected the proposal and the contract was terminated on March 12, 1999. The Initial Purchaser submitted a new purchase offer in the amount of $120,000,000 on March 23, 1999. The offer was not accepted because, among other things, the Initial Purchaser was unable to demonstrate to BMCLP's satisfaction that the Initial Purchaser had the necessary financing.

    B. PROPOSED SALE TO BLACKSTONE. During the second quarter of 1999, BMCLP received four additional offers to purchase the Development, one of which was from Blackstone, the Initial Purchaser's former equity partner, who had now assumed a more active role. BMC Lender found Blackstone's offer of $118,500,000 more appealing than others offering up to $122,000,000 because it included no financing or inspection contingencies, and Blackstone had offered other contributions and agreements that were beneficial to CIP-100 as described below. In order for CIP-100 to receive sufficient proceeds for its Managing General Partner to recommend Sale of the Development, it determined that CIP-100 needed $19,214,450 from the Sale proceeds (which amount represents the cash necessary to (a) pay CIP-100's loans payable, its transaction costs and liquidation reserves, and (b) provide sufficient funds to CIP-100's Limited Partners for them to pay their estimated Federal income taxes and receive an after-tax cash distribution) after payment of certain obligations of BMCLP. The $19,214,450 distribution to CIP-100 will result in a before-tax cash distribution to Limited Partners of approximately $31,440 per Unit. (See "Annex C" for Estimates of Federal Income Tax Liability per Unit). Under any of the four offers, BMC Lender would have been required to accept a reduction in the payoff amount of its Second Mortgage to provide $19,214,450 to CIP-100.

    In connection with the Sale to Blackstone, BMCLP, CIP-100, BMC Lender, Blackstone, Alan I. Kay and Allan E. Rozansky entered into a side letter dated July 7, 1999 (the "Side Letter"), to evidence various concessions made to enable CIP-100 to receive the sum of $19,214,450 from the Sale proceeds. A copy of the Side Letter is attached hereto as Annex A-2.

    The Side Letter states that Blackstone intends to purchase the Second Mortgage note from BMC Lender immediately before closing its purchase of the Development. The Side Letter provides that, at closing of the Sale, Blackstone will accept from BMCLP the sum of $49,205,523 in full satisfaction of the note. This amount is less than the full amount otherwise due on the Second Mortgage note. If Blackstone did not agree to reduce the payoff amount of the Second Mortgage, BMCLP would need to sell its interests in the Development for approximately $138,000,000, or $19,500,000 more than the purchase price proposed by Blackstone, in order for CIP-100 to receive the equivalent distribution of approximately $19,214,450.

    The Side Letter further provides that, if the cash that BMCLP receives from the Sale, together with the net cash flow from the Development as of the closing date, is not sufficient to pay (1) the Sale's transaction costs, (2) BMCLP's first, second and third mortgages, (3) pro-rations of the Development's operating income and expenses, (4) BMCLP's outstanding unsecured loans and (5) the sum of $19,214,450 to CIP-100 (collectively, the "BMCLP Obligations"), BMC Lender will pay to BMCLP at closing an amount sufficient for BMCLP to pay the BMCLP Obligations.

    The Side Letter also provides that BMCLP and CIP-100 shall repay to BMC Lender any cash proceeds they receive in excess of the sums required to pay the BMCLP Obligations.

    Without the reduction in the payoff amount of the Second Mortgage note, the purchase price of $118,500,000 would not have permitted BMCLP to distribute enough money to CIP-100, and in turn to the Limited Partners, to enable each Limited Partner to pay, in full, its estimated Federal income tax liability. CRI, as Managing General Partner of CIP-100, insisted that it would recommend that CIP-100 consent to a proposed sale by BMCLP of its interests in the Development only if the proceeds ultimately distributed to CIP-100's Limited Partners from such sale would permit CIP-100's least advantageously positioned Limited Partners (i.e., those who (a) have used 100% of their suspended losses, (b) made a Section108(c) basis reduction election in 1994, and (c) are in the 39.6% tax bracket) to receive some cash in excess of their Federal income tax liability.

    With the concessions set forth in the Side Letter, a hypothetical CIP-100 Limited Partner should receive a before-tax cash distribution of approximately $31,440 per Unit, or net after-tax cash proceeds per Unit as follows:

    1. Assuming investor made a Section 108(c) election in 1994 AND has not been able to use prior suspended losses: $19,080;

    2. Assuming investor made a Section 108(c) election in 1994 AND has used 100% of passive losses: $838;

    3. Assuming investor did not make a Section 108(c) election in 1994 AND has not been able to use prior suspended losses: $23,035; or

    4. Assuming investor did not make a Section 108(c) election in 1994 AND has used 100% of passive losses: $14,699.

See Annex C for schedules of the estimated Federal tax liabilities and after-tax cash proceeds to the Limited Partners.

    2. EXISTING MANAGEMENT AGREEMENT OF HYATT REGENCY HOTEL. BMCLP is a party to a Management Agreement ("Management Agreement") with Hyatt for the management of the Hotel in the Development. The Management Agreement, which terminates on December 31, 2015, requires BMCLP to pay Hyatt a fee of (1) 4% of BMCLP's Gross Revenues (as defined in the Management Agreement) and (2) 20% of BMCLP's Adjusted Gross Operating Profit (as defined in the Management Agreement). The Management Agreement permits BMCLP to terminate the Management Agreement if, for two successive fiscal years after December 31, 1995, the Owner's Remittance (as defined in the Management Agreement) is less than the annual principal and interest payments made, up to a maximum of $6,250,000, on the first mortgage (a "Shortfall"). For the fiscal years ended December 31, 1996 and 1997, the Owner's Remittance was less than the annual principal and interest payments. Therefore, BMCLP commenced negotiations with Hyatt for a new management agreement which would contain terms more favorable to BMCLP. During the course of these negotiations, however, Hyatt asserted that the determination regarding a Shortfall should be based only on the portion of the first mortgage allocable to the Hotel, and therefore a Shortfall may not have occurred.

    BMCLP vigorously disagreed with Hyatt's assertion and, on April 21, 1998, sent a notice to Hyatt terminating the Management Agreement effective July 31, 1998. At the same time, BMCLP exercised its right, pursuant to the Management Agreement, to demand arbitration seeking (1) a declaratory judgment that BMCLP's termination of the Management Agreement was proper and effective and (2) reimbursement of approximately $4,000,000, as of August, 1997, in certain Hyatt chain expenses (costs associated with services provided by Hyatt Hotels Corporation to hotels managed by it or its affiliates, such as access to national and regional sales offices, centralized reservations system and personnel training) previously paid to Hyatt, for which BMCLP believes Hyatt overcharged. The termination and arbitration had been stayed by agreement until April 1, 1999 and May 17, 1999, respectively, but the parties are now in the process of selecting arbitrators. The parties have entered an agreement pursuant to which, during the pendency of the arbitration, BMCLP will not seek to enforce the termination without at least 90 days notice to Hyatt, and Hyatt will not cease to manage the Hotel without at least 90 days notice to BMCLP.

    The Sale Agreement states that unless Blackstone negotiates a new Management Agreement with Hyatt prior to the closing, Blackstone shall assume the Management Agreement at the Sale's closing and shall accept the Development subject to the Management Agreement. The Management Agreement calls for Hyatt's consent to the assignment, which shall not be unreasonably withheld. CIP-100, however, can provide no assurance that Hyatt will consent to the assignment. If Blackstone assumes the Management Agreement, Blackstone will (1) assume all contractual (but not tortious, if any) rights, claims, obligations and liabilities under the Management Agreement, including any fees due to Hyatt (in particular, accrued incentive management fees otherwise due at the closing of approximately $1,983,000 as of June 30, 1999), and all rights and claims encompassed in the current arbitration ("Claims") and (2) defend, indemnify and hold BMCLP's harmless for such Claims. Therefore, whether or not Hyatt consents to BMCLP's assignment of the Management Agreement, BMCLP will assign the Management Agreement to Blackstone if no new agreement has been reached.

    3. REASONS FOR SALE. The General Partners decided that in light of the following factors, it is an advantageous time for BMCLP to sell its interests in the Development:

    - BMC Lender and Blackstone, as the purchaser of its Second Mortgage note, have agreed to discount the payoff amount of the Second Mortgage to enable CIP-100 to receive $19,214,450. Without the reduction, the Development would have to be sold for approximately $138,000,000 to provide the same amount of proceeds to CIP-100. There can be no assurances that BMC Lender and any other purchaser of the Development would make similar economic concessions if BMCLP were to wait until the maturity of its mortgage indebtedness in 2001 to sell or refinance the Development.

    - BMCLP could not be sure that a buyer other than Blackstone would be willing to assume or otherwise satisfy the Hyatt accrued incentive management fees in the approximate amount of $1,983,000 as of June 30, 1999, which amount would otherwise have to be paid from the proceeds of Sale at closing.

    - Because there is no established market for the Units, the Limited Partners have virtually no liquidity with respect to their investment in CIP-100 and the Sale provides such desired liquidity.

    - Since the fall of 1998, the credit market has contracted, especially with respect to commercial mortgage loans such as BMCLP's mortgages.

    - Although local market conditions for both commercial office space and hotel rooms are currently strong, the Office Building had a 17% vacancy rate as of June 30, 1999 due in part to the expiration of its largest lease.

    - Several office buildings are currently under construction within several blocks of the Development. The availability of new office space could have an adverse effect on rental rates if demand does not keep pace with development.

    - Interest rates are currently relatively low and market conditions seem to be favorable to a sale of the Development, whereas there can be no assurance that market conditions will be more advantageous in 2001 when the existing mortgages mature.

INTERESTED PERSONS

    CIP-100's four General Partners are CRI, which is the Managing General Partner, and William B. Dockser, Martin C. Schwartzberg and H. William Willoughby, each of whom is affiliated with (or was formerly affiliated with) CRI. Martin C. Schwartzberg retired from CRI and its affiliated businesses effective January 1, 1990 and has had no role in the management of CIP-100 since then. Each of William B. Dockser and H. William Willoughby is a director and 50% owner of CRI. Mr. Dockser is also Chairman and Mr. Willoughby is also President and Secretary of CRI.

    CIP-100's one affiliated Limited Partner is CRICO, which owns a 0.01% interest. William B. Dockser, Martin C. Schwartzberg and H. William Willoughby hold a 16%, 15% and 25% general partner interest, respectively, in CRICO. In addition, the three children of Mr. Dockser each hold a 3% limited partner interest in CRICO and the two children of Mr. Schwartzberg each hold a 5% limited partner interest in CRICO. The remaining limited partner interest in CRICO is held by a former CRI employee.

    CIP-100 owns a 92.50% limited partner interest in BMCLP. In addition, CRCC, which is wholly owned equally by William B. Dockser and H. William Willoughby, has acted as BMCLP's 1.00% managing general partner since June 15, 1992. CIP-100 is therefore able to exercise significant influence or control over the operating, financing and investing activities of BMCLP (1) through its limited partner interest and (2) by having CRCC, an entity which is owned by the same individuals as CRI, CIP-100's Managing General Partner, as BMCLP's managing general partner. Due to such control, effective June 15, 1992, CIP-100 began reporting its financial statements on a consolidated basis of accounting for its investment in BMCLP.

    None of the above-mentioned interested persons will receive any distribution of the proceeds from the Sale of the Development. However, CRI and its affiliate, CHG, will receive loan repayments from BMCLP, as discussed below.

                               AFFILIATION CHART

                                [CHART]

    Alan I. Kay and Allan E. Rozansky were the original developers of the Development. Messrs. Kay and Rozansky acted as managing general partners of BMCLP until 1992, at which time, due to their inability to fund the Development's operating deficits, Messrs. Kay and Rozansky agreed to become Special Limited Partners. CRCC, thereafter the sole general partner of BMCLP, became managing general partner of BMCLP.

    CIP-100 has been advised by counsel to Messrs. Kay and Rozansky that both Messrs. Kay and Rozansky own or owned stock in Iroquois Financial Corporation, the holder of the Development's third mortgage. BMCLP's estimated repayment of principal and accrued interest to Iroquois at September 30, 1999 is $6,792,000. In addition, each of Mr. Kay and Mr. Rozansky (1) hold 2.0% general partner interests in R&K Bethesda and (2) made certain operating deficit loans to BMCLP, which loans remain outstanding obligations of BMCLP that must be repaid. As of September 30, 1999, the estimated repayment of outstanding principal and accrued interest of such loans will total $2,681,845. To facilitate the Sale by BMCLP, each of Messrs. Kay and Rozansky has agreed to pay to Blackstone $350,000 from the repayment of their operating deficit loans at closing (after payment of certain other obligations.)

    The financial statements of BMCLP also reflect loans payable to CRI, Capitol Hotel Group, Inc., an affiliate of CRI and CRCC, and a majority of whose stock is owned by Messrs. Dockser and Willoughby, and Realty, formerly an affiliate of Messrs. Kay and Rozansky.

    1. CAPITOL HOTEL GROUP, INC. LOAN: In March, 1992, BMCLP modified its first and second mortgage loans (the "1992 Modification"). Pursuant to the 1992 Modification, BMCLP made monthly interest payments in an amount equal to its total net cash flow to its lender, Great Western Savings Bank ("Great

Western"), until the loans were refinanced and assumed by BMC Lender in November, 1994. (See "--Discount on Payoff of Second Mortgage.") The 1992 Modification also required certain quarterly payments ("Excess Payments") to be paid to Great Western beginning in March, 1992. Because BMCLP was already using its total net cash flow to make its interest payments to Great Western, it was unable to pay Great Western the Excess Payments. Capitol Hotel Group, Inc. ("Capitol"), which provided asset management services to BMCLP with respect to the Hotel and also managed another hotel owned by a partnership financed by Great Western, is majority owned by Messrs. Dockser and Willoughby. Accordingly, Capitol agreed to lend to BMCLP the management fees it earned from the second Great Western-financed hotel to enable BMCLP to apply such amounts toward the payment of the Excess Payments. As of December 31, 1998, BMCLP's obligation to Capitol totaled $1,390,760 (including accrued interest and fees which must be repaid). The estimated repayment of principal and accrued interest at September 30, 1999 is $1,452,574.

    2. REALTY LOAN: In order to permit BMCLP to apply funds toward payment of the Excess Payments, from March 1992 until November 1994, Realty deferred all management fees that BMCLP owed to it. As of December 31, 1998, BMCLP's loan payable to Realty totaled $1,614,642. The estimated repayment of principal and accrued interest at September 30, 1999 is $1,688,086.

    3. CRI LOAN: The loan payable to CRI represents funds advanced by CRI to BMCLP, from March 1992 until November 1994, when the aforementioned loans and fee deferrals were not sufficient to enable BMCLP to make the Excess Payments. As of December 31, 1998, BMCLP owed CRI a total of $142,792 (the "CRI Loan"). The estimated repayment of principal and accrued interest at September 30, 1999 is $149,063.

DISSOLUTION AND LIQUIDATION OF CIP-100

    The Partnership Agreement states that CIP-100 will dissolve upon the passage of 90 days after a disposition of the Development. Therefore, if BMCLP consummates the Sale, CIP-100 will dissolve and liquidate.

    As of June 30, 1999, CIP-100's assets consisted of its limited partner interest in BMCLP and the sum of $127 in cash. As of June 30, 1999, CIP-100's liabilities consisted of a loan payable to CRI in the amount of $364,745 (which amount is in addition to the CRI Loan to BMCLP), for administrative costs such as third party accounting and legal fees. The Managing General Partner estimates that CIP-100 will need to reserve an additional $100,000 from proceeds of the Sale to pay its transaction costs and establish reserves for final audits, tax return preparation and reports to investors. Any reserved amounts not needed for such liquidation costs shall be paid to BMC Lender pursuant to the terms of the Side Letter.

DISSOLUTION PROCESS

    CIP-100 will dissolve and dispose of its assets after providing for the liabilities of CIP-100, in accordance with the Partnership Agreement. The Partnership Agreement provides that, upon dissolution, CIP-100 will file a Certificate of Cancellation with the Department of Consumer and Regulatory Affairs of the District of Columbia. After the Certificate of Cancellation has been accepted by the Department of Consumer and Regulatory Affairs, CIP-100 will be deemed dissolved but will continue to exist for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business affairs.

    The Managing General Partner will be deemed the liquidator of CIP-100 for the purpose of liquidation. The liquidator will file all certificates and notices of dissolution of CIP-100 required by law and will proceed without any unnecessary delay to liquidate CIP-100's remaining property and assets.

    Upon the liquidation of CIP-100's assets following the Sale, the liquidator will distribute and apply the proceeds as follows: (1) to the payment of all debts and liabilities of CIP-100, excluding loans or other debts and liabilities to Partners or affiliates; (2) to the establishment of reserves that the liquidator deems necessary; (3) to the repayment of loans made by Partners (or their affiliates); (4) to each Partner (other than the General Partners, who have waived their right to any such return) in an amount equal to the positive balance in the Partner's capital account, adjusted for distributions, but before allocation of any realized gains; and (5) to the Limited Partners, except for CRICO, the total amount of their capital contributions paid to CIP-100, as adjusted. (See Annex C, Sources and Uses of Sales Proceeds, Estimated Distribution of Local Partnership Sale Proceeds, Estimated Distribution of Partnership Sale Proceeds, Forecast of 1999 Federal Tax Liability.)

    Should the Sale occur, CRI will receive (1) $149,063, the amount owed to it by BMCLP under the CRI Loan (See "Interested Persons"), (2) approximately $364,745 from the repayment of sums advanced by CRI to CIP-100 for administrative costs up to the date hereof and (3) approximately $40,000 from the repayment of sums advanced by CRI to CIP-100 in order for CIP-100 to pay all fees and costs associated with the preparation and distribution of this Proxy Statement and all associated documents including, without limitation, legal fees and printing costs. This $40,000 is projected to be paid from the $100,000 liquidation reserves to be established at closing. Any unused liquidation reserves will be paid to BMC Lender pursuant to the Side Letter.

    Upon dissolution, CIP-100's accountants will prepare, and the liquidator will furnish to each Partner, a statement setting forth the assets and liabilities of CIP-100 upon its dissolution. Upon the complete liquidation and distribution of CIP-100's property and assets, CIP-100's accountants will prepare, and the liquidator will furnish to each Partner, a statement showing the manner in which CIP-100's assets were liquidated and distributed.

    Upon the complete liquidation and distribution of CIP-100's assets, the Partners will cease to be Partners of CIP-100 and the liquidator will execute, acknowledge and cause to be filed all certificates and notices required by law to terminate CIP-100. Following the liquidation and distribution of net liquidation proceeds, the Partners of CIP-100 will no longer have any economic or legal interest in CIP-100.

    CIP-100 cannot predict the amount which ultimately will be distributed to the Limited Partners if the Sale occurs. The amount actually distributed to each Limited Partner will depend on, among other things, the amounts deemed necessary or appropriate to pay or provide adequately for all of CIP-100's debts and liabilities, fixed or contingent. (See Annex C).

                        BENEFICIAL OWNERSHIP OF CIP-100

    (a) Security Ownership of Certain Beneficial Owners.

    As of August 1, 1999, no person owned of record or beneficially more than a 5.00% interest in CIP-100. The interests in CIP-100 are held 1.00% in General Partner interests and 99.00% in Limited Partner interests. The General Partners--CRI, William B. Dockser, Martin C. Schwartzberg and H. William Willoughby--own in the aggregate the 1.00% General Partner interest in CIP-100. The Limited Partner interests are owned (i) .01% by CRICO and (ii) 98.99% by the other Limited Partners, collectively as a group.

    As of August 1, 1999, the interests in BMCLP are held 1.00% in general partner interests, 95.49% in limited partner interests and 3.51% in special limited partner interests. The 1.0% general partner interest is held solely by CRCC, which is the managing general partner of BMCLP and an affiliate of CRI, William B. Dockser and H. William Willoughby. The limited partner interests are held (1) 92.5% by CIP-100 and (2) 2.99% by R&K Bethesda. Each of Alan I. Kay and Allan E. Rozansky hold (a) 1.755% of the special limited partner interests in BMCLP and (b) 2.0% general partner interests in R&K Bethesda.

    (b) Security Ownership of Management.

    The following table sets forth certain information concerning all Partnership Interests beneficially owned, as of August 1, 1999, by each General Partner and by all General Partners, as a group, of CIP-100. (The General Partners own General Partner and not Limited Partner Interests in CIP-100.)

                                                                       AMOUNT OF                             % OF TOTAL
                                                                      BENEFICIAL         % OF GENERAL       PARTNERSHIP
                                                                     OWNERSHIP OF      PARTNER INTERESTS     INTERESTS
NAME OF BENEFICIAL OWNER                                              PARTNERSHIP           ISSUED             ISSUED
-----------------------------------------------------------------  -----------------  -------------------  --------------
C.R.I., Inc......................................................            .01%                  1%        less than 1%

William B. Dockser...............................................            .33%                 33%        less than 1%

Martin C. Schwartzberg...........................................            .33%                 33%        less than 1%

H. William Willoughby............................................            .33%                 33%        less than 1%

All General Partners as a Group (4 persons)......................              1%                100%                  1%

    (c) Changes in control.

    Ninety days after the Sale of the Development, CIP-100 will dissolve and liquidate. There were no arrangements during CIP-100's last fiscal year that resulted in a change in control of CIP-100.

              ACCOUNTING TREATMENT OF THE SALE OF THE DEVELOPMENT
                           AND DISSOLUTION OF CIP-100

    The Sale will be accounted for as a sale of substantially all of the assets of CIP-100.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

    The following is a brief summary of certain United States Federal income tax consequences to Limited Partners arising from the Sale and the liquidation of CIP-100. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), as currently in effect, applicable Treasury Regulations adopted thereunder, reported judicial decisions and Internal Revenue Service ("IRS") rulings all as of the date hereof, all of which are subject to prospective or retroactive change in a manner which could adversely affect the Limited Partners.

    This summary is based on the assumption that Units in CIP-100 are held as capital assets and does not purport to deal with Limited Partners in special tax situations such as insurance companies, financial institutions, tax-exempt entities, nonresident aliens and foreign corporations. Moreover, this summary does not address the possible consequences to Limited Partners under the Federal alternative minimum tax rules or under any state, local or foreign tax laws of the states and localities where they reside or otherwise do business or where CIP-100 operates. AS SUCH, EACH LIMITED PARTNER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING THE CONSEQUENCES TO HIM OR HER OF THE SALE BY BMCLP OF ITS INTERESTS IN THE DEVELOPMENT AND THE LIQUIDATION OF CIP-100.

OVERVIEW

    Gain will be recognized on the Sale and, since both BMCLP and CIP-100 are partnerships for Federal income tax purposes, a part of such gain will be allocated to CIP-100 and then among the CIP-100 Partners, including the Limited Partners. The amount of gain recognized by CIP-100 will equal its allocable share of the difference between (1) the amount realized by BMCLP (I.E., the amount of cash received plus the amount of any liabilities of BMCLP assumed by Blackstone) and (2) BMCLP's adjusted tax basis in the Development. The aggregate gain expected to be recognized by CIP-100 on the Sale is approximately $39,639,000. This gain will be allocated among the Partners of CIP-100 in accordance with the terms of the

Partnership Agreement. These provisions will result in the allocation of approximately $39,239,000 of taxable gain on the Sale to Limited Partners (or an average of $65,800 per Unit). Upon liquidation of CIP-100, a Limited Partner will recognize gain or loss equal to the difference between the cash received by such Limited Partner plus the amount of liabilities of BMCLP deemed to be assumed by Blackstone and the adjusted tax basis of such Limited Partner's Units. It is not anticipated that a Limited Partner will recognize a significant amount of additional gain per Unit on liquidation. Limited Partners should be aware that tax results may vary for each Limited Partner depending on whether Units were acquired on original issue from CIP-100 or in the secondary market and on the historical losses allocated to such Limited Partner.

TAXATION ON THE SALE

    ALLOCATION OF GAIN. The $39,639,000 gain expected to be recognized by CIP-100 in the year of the Sale will be allocated among the Partners in accordance with the terms of the Partnership Agreement. These provisions will result in an allocation of approximately $39,239,000 of taxable gain on the Sale to Limited Partners (or an average of $65,800 per Unit). See "--Income Tax Rates/Taxation of Gains and Losses," below.

    TAX CONSEQUENCES OF THE SALE. The Sale will result in the recognition of gain by CIP-100 and, therefore, should result in recognition of gain by the Limited Partners. The amount of gain recognized by CIP-100 will equal its allocable share of the difference between (1) BMCLP's amount realized (I.E., the amount of cash received increased by the amount of liabilities of BMCLP assumed or taken by Blackstone) and (2) BMCLP's adjusted tax basis in the Development. The share of the aggregate gain expected to be recognized by CIP-100 on the Sale is approximately $39,639,000. The gain does not include a deduction for syndication costs at the CIP-100 level, as the deduction of such costs depends on each CIP-100 Limited Partner's personal tax situation.

    PRIOR ELECTION OF CERTAIN PARTNERS NOT TO RECOGNIZE COD INCOME. As a result of the debt restructuring in 1994, CIP-100 allocated cancellation of indebtedness income ("COD Income") to each Limited Partner. An individual Limited Partner of CIP-100 may have made an election under section 108(c) on his or her own personal 1994 return to exclude from COD Income the amount of his or her pro rata portion of BMCLP's basis in its depreciable real property (or $63,154 per Unit). In such case, BMCLP would have made a corresponding adjustment to the basis of the Development. The Sale will result in the recapture of the previously excluded unamortized balance of COD Income, which is estimated to be $31,644 per Unit upon Sale. The recapture of the previously excluded unamortized balance of COD Income is characterized as ordinary income.

    CHARACTERIZATION OF GAIN OR LOSS. In general, gains recognized with respect to the Sale should be treated as recognized from the sale of a "section 1231" asset (I.E., real property and depreciable assets used in a trade or business and held for more than one year). A Limited Partner's share of gains from the sale of section 1231 assets of CIP-100 will be combined with any other section 1231 gains and losses recognized by such Limited Partner in that year. If the result is a net loss, such loss is characterized as an ordinary loss. If the result is a net gain, such gain is characterized as a capital gain; PROVIDED, HOWEVER, that such gain will be treated as ordinary income to the extent the Limited Partner has "non-recaptured" section 1231 losses. For these purposes, "non-recaptured" section 1231 losses means a Limited Partner's aggregate section 1231 losses for the five most recent prior years that have not previously been recaptured. Such gain will also be treated as ordinary income to the extent that a Limited Partner made an election in 1994 under Code section 108(c) to reduce the basis of his or her CIP-100 Limited Partner interest and such basis reduction has not been fully amortized into income as of the date of the Sale.

    For purposes of the passive activity loss limitations of section 469 of the Code, gains recognized from the Sale generally will be treated as passive activity income.

    PENDING IRS EXAMINATION OF BMCLP. The 1994 Federal income tax return of BMCLP is being examined by the IRS, primarily due to the 1994 refinancing of its first and second mortgage notes and the subsequent election available to the individual Partners of CIP-100 to postpone recognition of income taxable to them as a result of the restructuring of such notes. The Managing General Partner cannot currently project the outcome of the examination. However, any impact of the examination will be allocated to the individual Partners for Federal and state income tax purposes.

LIQUIDATION OF CIP-100

    TAX CONSEQUENCES OF LIQUIDATION. Upon liquidation of CIP-100, a Limited Partner will recognize gain or loss equal to the difference between (1) the cash received by such Limited Partner (including the Limited Partner's share of CIP-100's liabilities under section 752 of the Code which are paid or of which he or she is otherwise relieved) and (2) the adjusted tax basis of the Limited Partner's Units, adjusted by such Limited Partner's allocable share of income, gain or loss rising from CIP-100's normal operations for the year of liquidation and from the Sale of the Development in the year of liquidation. See "--Taxation on the Sale--Allocation of Gain," above. Based upon each Limited Partner's recognition of its allocable share of gain on the Sale of the Development and the resulting adjustments to the basis of its Limited Partner interest, it is not expected that a Limited Partner will recognize a significant amount of additional gain per Unit on liquidation of CIP-100.

    CHARACTERIZATION OF GAIN OR LOSS. Any gain or loss recognized by a Limited Partner on liquidation of CIP-100 should be treated as gain or loss from the sale of a capital asset if the Units are held as a capital asset by the Limited Partner. Such gain or loss generally will be treated as passive gain or loss pursuant to section 469 of the Code.

    INCOME TAX RATE/TAXATION OF GAINS AND LOSSES. The maximum rate of tax on net capital gains of individuals, trusts and estates from the sale or exchange of capital assets held for more than one year is 20%, and the maximum rate for net capital gains attributable to the sale of depreciable real property held for more than one year (other than certain depreciation recapture taxable as ordinary income) is 25% to the extent of the deductions for depreciation with respect to such real property. The current maximum tax rate on ordinary income of individuals is 39.6%. This disparity in tax rates could be beneficial to individual Limited Partners with suspended losses attributable to CIP-100. Since a Limited Partner will be considered to have disposed of his or her entire interest in CIP-100, such Limited Partner may be entitled to deduct all suspended passive losses from CIP-100 against any ordinary income earned by such Limited Partner in the year of liquidation of CIP-100 or use such suspended losses to offset any gain allocable to such Limited Partner on the Sale. Capital gains of individuals and corporate taxpayers can be offset by capital losses. However, capital losses can be deducted, in any year, only to the extent of a Limited Partner's capital gains plus, in the case of an individual, taxable income of up to $3,000.

                        DISSOLUTION APPROVAL REQUIREMENT

    The approval of a majority in interest of the Limited Partners is required prior to a dissolution of CIP-100 or the sale of all or substantially all of the assets of CIP-100, including without limitation, a sale of CIP-100's interest in BMCLP. However, CIP-100 will automatically dissolve upon the passage of 90 days after the sale or other disposition of CIP-100's interest in BMCLP, or CIP-100's interest in the Development. The approval of a majority in interest of the Limited Partners is required prior to a consent by CIP-100 to BMCLP's sale of its interests in the Development. Accordingly, approval of the Sale by a majority in interest of the Limited Partners shall be deemed to be approval of the dissolution of CIP-100 following the Sale.

                            SELECTED FINANCIAL DATA

    Selected financial data is presented in CIP-100's financial statements which are included in CIP-100's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, copies of which are attached hereto as Annex B-1 and B-2, respectively.

              FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

    Since CRCC, the managing general partner of BMCLP, and CRI, the Managing General Partner of CIP-100, are both owned solely and equally by William B. Dockser and H. William Willoughby, effective June 15, 1992, CIP-100 commenced reporting of its financial statements on a consolidated basis of accounting for its investment in BMCLP. For a detailed description of CIP-100's and BMCLP's statements of income and cash flow for each of the three most recent fiscal years and for the three and six month periods ended June 30, 1999 and their audited balance sheets for each of the two most recent fiscal years, and unaudited balance sheets as of June 30, 1999 and for a discussion of CIP-100's and BMCLP's financial condition and results of operation for the two most recent fiscal years and for the six months ended June 30, 1999, see the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations included in CIP-100's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, copies of which are attached hereto as Annex B-1 and Annex B-2, respectively, and which are hereby incorporated herein by reference. CIP-100 has had no changes in and/or disagreements with its accountants on accounting and financial disclosures.

                         REQUIRED REGULATORY APPROVALS

    Subchapter VIII of the Uniform Limited Partnership Act governs the dissolution of partnerships. CIP-100's plan to consent to the Sale by BMCLP of the Development and then to dissolve and liquidate complies in all material respects with Subchapter VIII.

    CIP-100 has no knowledge of any other Federal, state or local regulatory requirements which must be complied with, or approvals under any such laws that must be obtained, prior to the Consent or dissolution of CIP-100.

                              CERTAIN TRANSACTIONS

    There have been no past, present or proposed material contracts, arrangements, undertakings or relationships between Blackstone and either CIP-100 or BMCLP, other than the Sale Agreement and Side Letter.

                            MARKET FOR CIP-100 UNITS

    There is no established public trading market for the Units and it is not anticipated that a public trading market for the Units will develop. Therefore, the partnership interests have neither a high nor a low bid price. Article VII of the Partnership Agreement governs transfer or assignment by a Limited Partner of his or her Limited Partner interest in CIP-100. Transfer or assignment by a Limited Partner of his or her Limited Partner interest is restricted and may not be made without the consent of the Managing General Partner. Units may be sold, transferred, assigned or otherwise disposed of by a Limited Partner only if, in the opinion of counsel for CIP-100, registration is not required under the Securities Act of 1933, as amended, and such transfer and assignment would not violate state securities or "blue sky" laws (including investment suitability standards). As of August 1, 1999, there were 695 holders of record of 600 Units. (Of the 600 Units, three holders of an aggregate of 3.667 Units defaulted on their capital contribution installment payments, and therefore, pursuant to the Partnership Agreement, have lost all rights, privileges and benefits as a Limited Partner, including without limitation, voting and distribution rights, and are no longer considered Limited Partners. In addition, a holder of .15 of a Unit is not a signatory to the Partnership Agreement. Such holder is entitled to economic benefits as a Limited Partner, but has no voting rights. Therefore, as of August 1, 1999, CIP-100 has
596.183 outstanding voting Units and 695 Limited Partners with an economic interest in CIP-100.) There have been no cash distributions to the Limited Partners since the inception of CIP-100.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    CIP-100's financial statements for the fiscal years ended December 31, 1998, 1997 and 1996 were audited by Arthur Andersen LLP, independent public accountants. A representative of Arthur Andersen LLP will be present at the Meeting. This representative will have an opportunity to make a statement and will be available to respond to questions by Limited Partners.

                                 OTHER MATTERS

    The Managing General Partner knows of no other business which will be presented at the Meeting. If other matters properly come before the Meeting, the persons named as proxy holders will vote on them in accordance with their best judgment.

                              1999 ANNUAL MEETING

    CPI-100 has never held an annual partnership meeting and does not anticipate holding an annual meeting in 1999.

                                   ANNEX A-1
                      REAL ESTATE LEASEHOLD SALE AGREEMENT
                                 (CONFIDENTIAL)

                               TABLE OF CONTENTS

     1.    DEFINITIONS.....................................................................          1

     2.    PURCHASE AND SALE...............................................................          3

     3.    PURCHASE PRICE..................................................................          4

     4.    ESCROW..........................................................................          4

     5.    TITLE...........................................................................          4

     6.    CONDITION OF PROPERTY...........................................................          5

     7.    CONDITIONS TO CLOSING...........................................................          7

     8.    AFFIRMATIVE COVENANTS OF SELLER.................................................          7

     8.A   AFFIRMATIVE COVENANTS OF PURCHASER..............................................          8

     8.A1  CHANGES IN CIRCUMSTANCES........................................................          8

     8.A2  CONFIDENTIALITY AGREEMENT.......................................................          8

     8.B   AFFIRMATIVE COVENANTS OF KAY AND ROZANSKY.......................................          9

     9.    REPRESENTATIONS AND WARRANTIES OF SELLER........................................          9

    10.    REPRESENTATIONS AND WARRANTIES OF PURCHASER.....................................         12

    10.A   REPRESENTATIONS AND WARRANTIES OF KAY AND ROZANSKY..............................         12

    11.    BROKERAGE.......................................................................         12

    12.    DESTRUCTION OR DAMAGE...........................................................         12

    13.    CONDEMNATION....................................................................         13

    14.    ADJUSTMENTS AND CLOSING COSTS...................................................         13

    15.    CLOSING.........................................................................         16

    16.    INDEMNIFICATION.................................................................         17

    17.    BREACH AND REMEDIES.............................................................         18

    18.    NOTICES.........................................................................         18

    19.    MISCELLANEOUS...................................................................         19

                      REAL ESTATE LEASEHOLD SALE AGREEMENT

    This REAL ESTATE LEASEHOLD SALE AGREEMENT is made as of this 30(th) day of July, 1999, by and between Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("Seller"), and Blackstone Real Estate Acquisitions III, LLC, a Delaware limited liability company ("Purchaser"), concerning the hotel/office/retail complex known as Bethesda Metro Center in Bethesda, Montgomery County, Maryland and more particularly described on EXHIBIT A attached hereto.

    In consideration of the mutual covenants herein contained, and other good and valuable consideration, Seller and Purchaser agree as follows:

1.  DEFINITIONS

    When used herein, the following terms shall have the following meanings:

    AGREEMENT: This Real Estate Leasehold Sale Agreement, including the exhibits and schedules attached hereto which are incorporated herein and made a part hereof.

    AGREEMENT DATE:  The date first written above.

    ASSIGNMENT OF LAND LEASE: That certain recordable Assignment of Land Lease to be delivered by Seller to Purchaser conveying Seller's leasehold interest under the Land Lease, subject to any Permitted Exceptions, a copy of which is attached hereto as EXHIBIT B.

    CLOSING DATE: Such date as Purchaser and Seller may mutually agree upon that is on or before thirty (30) days after the receipt of approval of the Agreement by the Seller's public partnership limited partner, unless such date is extended as set forth in this Agreement, but in no event later than ninety
(90) days from the date hereof.

    CONTRACTS: All of Seller's written management, service, security, maintenance, operating, marketing, repair and other contracts pertaining to the use, maintenance and operation of the Property or any part thereof; all to the extent assignable. A list of the Contracts is attached as EXHIBIT C hereto, and includes the MNCPPC Agreements, the Hotel Management Agreement and the RMC Agreement (although the latter two Contracts may not be assigned to Purchaser, as set forth herein).

    DEED: That certain recordable Special Warranty Deed to be delivered by Seller to Purchaser conveying Seller's interest in the Improvements, subject to the Land Lease and any other Permitted Exceptions, a copy of which is attached hereto as EXHIBIT D.

    DEPOSIT: The Deposit, in the amount of One Million Dollars ($1,000,000), shall be deposited by Purchaser with Escrow Agent within two (2) business days of the Effective Date and the Deposit shall be non-refundable except as expressly set forth in this Agreement.

    EFFECTIVE DATE: The date on which at least three (3) copies of this Agreement executed by Seller and Purchaser have been received by the Escrow Agent.

    ENVIRONMENTAL LAWS: All legal requirements relating to (i) the protection of the environment, the safety and health of persons or the public welfare from actual or potential exposure to any actual or potential release, discharge or disposal of any Hazardous materials or (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section9601 ET SEQ., the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. Section6901 ET SEQ.

    ESCROW AGENT: The national accounts office of First American Title Insurance Company in New York City or other nationally recognized title insurance company.

    GARAGE LEASE: That certain Garage Lease dated March 14, 1983, by and between R&K Metro Associates (now known as Seller) and Monument Parking Co., Inc., as amended.

    HAZARDOUS MATERIALS: Any hazardous or toxic waste, substance or material defined in CERCLA, as amended, RCRA, as amended, so-called Superfund or Superfund laws or any other federal, state or local law, regulation or similar order regulating, relating to or imposing liability or standards of conduct concerning any hazardous or toxic waste, substance or material in effect on the Agreement Date, including, without limitation, fossil fuels, lead, radon, asbestos, underground storage tanks, and PCBs.

    HOTEL MANAGEMENT AGREEMENT: That certain Management Agreement dated March 1, 1982, by and between R&K Metro Associates (now known as Seller) and Hyatt Corporation, as amended and assigned to Hyatt Hotels Corporation of Maryland.

    IMPROVEMENTS: The constructions on the Real Property consisting of a 16 story office building and adjoining market and plaza containing approximately 308,619 square feet of leasable office space and approximately 46,249 square feet of leasable retail space; the 12-story Hyatt Regency Bethesda Hotel containing approximately 381 guest rooms and associated convention, banquet, restaurant and lounge facilities; and a parking garage containing space for approximately 1,300 cars.

    INTANGIBLE PROPERTY: Those rights of Seller in and to (i) the trade name of the Real Property and any trademarks for the Real Property or the operation thereof (none is registered), (ii) telephone numbers, (iii) security codes, (iv) computer software, and (v) the balance at the Closing Date of the hotel's FF&E account; all to the extent assignable. Intangible Property shall not include any cash, cash equivalents, operating or other accounts or other funds owned by Seller, other than the assignment by Seller of its rights to the balance of the hotel FF&E account.

    LAND LEASE: That certain Land Lease dated December 1, 1981 by and between Washington Metropolitan Area Transit Authority, as Landlord, and R&K Metro Associates (now known as Seller), as Tenant, for the ground lease of the Property.

    LEASES: All leases and other agreements for the use or occupancy of any portion of the Property currently in effect as of the Agreement Date, which are set forth on the attached EXHIBIT E. Leases includes the Garage Lease, but does not include the Land Lease.

    LEGAL REQUIREMENTS: All laws, statutes, codes, acts, ordinances, regulations and requirements of all governments or governmental authorities having jurisdiction over the Property.

    LICENSES: All licenses, franchises, certificates, certificates of occupancy, authorizations, approvals and permits issued or approved by any governmental authority to Seller and relating to the operation, ownership and maintenance of the Property or any part thereof, including elevator permits, machinery permits, business licenses and the like, to the extent assignable, but expressly excluding the Liquor License.

    LIQUOR LICENSE: That certain license (B(H-M) #BBWLHM008) in the names of Alan I. Kay and Allan E. Rozansky permitting the sale of alcoholic beverages at the hotel.

    MNCPPC AGREEMENTS: Certain unrecorded agreements between R&K Metro Associates (now known as Seller), or Seller, and the Maryland-National Capital Park and Planning Commission imposing certain obligations and restrictions on Seller and certain adjacent property owners, which are listed on EXHIBIT C attached hereto.

    PERMITTED EXCEPTIONS: All of the following matters, and all matters shown on the Title Commitment: the Land Lease, the Garage Lease, the Hotel Management Agreement, the MNCPPC Agreements, rights of the public, the State and the municipality in and to those parts of the Property falling within roads and highways; zoning and other municipal ordinances; general real estate taxes not due and payable on or prior to the Closing Date; installments not due and payable on or prior to the Closing Date of drainage and utility district charges, special taxes and assessments for improvements heretofore completed; acts of Purchaser; rights of persons claiming by, through or under Purchaser.

    PERSONAL PROPERTY: All machinery, equipment, fixtures, furnishings, supplies, inventory, copies of Lease records, operating statements, reports, surveys, plans, operating manuals, maintenance manuals, books and records and other tangible personal property owned by Seller and situated in or upon or used in connection with the operation or maintenance of the Improvements or any part thereof, and all replacements, additions or accessories thereto between the date hereof and the Closing Date, together with all manufacturer's and vendor's warranties; all to the extent assignable. Purchaser agrees that Seller shall be required to provide only those books and records dating on or after January 1, 1994. Personal Property shall not include any cash, cash equivalents, operating and other accounts, and other funds owned by Seller, but Intangible Property shall include the Seller's interest in the hotel FF&E account.

    PROPERTY: Collectively, the Real Property, the Personal Property, the Leases, the Contracts, the Licenses and the Intangible Property.

    PUBLIC APPROVAL: The consent of the investors in Capital Income Properties-C Limited Partnership ("CIP-100"), a limited partner of Seller, to the transaction contemplated by this Agreement, obtained pursuant to a proxy solicitation as set forth in Section 7.2.

    REAL PROPERTY: All right, title and interest of Seller under the Land Lease to approximately 3.48 acres of land in Bethesda, Montgomery County, Maryland, legally described on EXHIBIT A attached hereto, the Improvements thereon (including the hotel and office building) and any rights appurtenant thereto (such as access to a public street and to the metro subway transportation system).

    RMC AGREEMENT: That certain Management Agreement between Seller and Realty Management Company dated November 16, 1994, which Seller and Purchaser agree is to be terminated at closing. Purchaser has agreed to a revised form of Management and Leasing Agreement with Realty Management Company to become effective at closing.

    PURCHASE PRICE: The consideration payable by Purchaser to Seller for the Property as provided in Section 3.

    STATE:  The State of Maryland.

    TITLE COMMITMENT: That certain Chicago Title Insurance Company commitment for an ALTA Leasehold Owner's Title Insurance Policy for the Property dated February 15, 1999 obtained at Seller's expense (with the policy and any additional coverage or endorsements desired by Purchaser to be at Purchaser's expense), which for purposes of any gap indemnity shall be brought current to the Closing Date.

    TITLE EXCEPTIONS: Any exception to title revealed by any update to the Title Commitment that was recorded against the Real Property after the date of the Title Commitment as to which the Purchaser timely objects, as set forth in
Section 5.

2.  PURCHASE AND SALE

    Subject to the conditions and on the terms contained in this Agreement, Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell and transfer to Purchaser, all of Seller's right, title and leasehold interest in and to the Real Property, pursuant to an Assignment of Land Lease, and the Improvements, pursuant to the Deed, together with all of Seller's right, title and interest in and to the Contracts, Leases, Licenses, Personal Property and Intangible Property, pursuant to an Assignment and a Bill of Sale. In addition, Seller shall use reasonable efforts to assist in the conveyance of the Liquor License to a designee of Purchaser.

3.  PURCHASE PRICE

    3.1 PURCHASE PRICE. The Purchase Price for the Property shall be cash in the amount of One Hundred Eighteen Million Five Hundred Thousand Dollars ($118,500,000).

    3.2 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to Seller on the Closing Date as follows:

        (a) The Deposit (and any interest thereon) shall be applied against the Purchase Price;

        (b) The balance of the Purchase Price, as adjusted pursuant to Section 14, in the form of bank wire transfer of collected Federal funds.

    3.3. PAYOFF OF SECOND MORTGAGE NOTE. At the Closing, Purchaser shall be the owner of that certain Amended and Restated Second Deed of Trust Note made payable to BMC Lender Partnership ("BMC Lender") (the "Note") and that certain Participation Agreement between BMC Lender and General Electric Capital Corp. ("GECC"), each made as of the 16th day of November, 1994. The Note has an outstanding principal balance of $10,000,000.00 plus a participation interest as set forth therein. The Note is secured by a certain Amended and Restated Second Leasehold Deed of Trust and Security Agreement dated as of November 16, 1994 and other documents.

4.  ESCROW

    The parties have established an escrow with the Escrow Agent through which the transactions contemplated herein shall be closed. Purchaser shall cause the Deposit to be deposited in said escrow within two (2) business days of the Effective Date. The parties shall direct the Escrow Agent to invest the Deposit in accounts or securities permitted by Escrow Agent at the highest available rate of earnings (with any investment earnings to be taxed to Purchaser and any investment charges to be subtracted from the Deposit), which earnings shall be applied to the Purchase Price at the Closing Date, or if closing does not occur, paid to Purchaser or Seller as part of the Deposit as otherwise provided in this Agreement. The escrow instructions shall be in the form customarily used by the Escrow Agent with such special provisions added thereto as may be required to conform to the provisions of this Agreement. Said escrow shall be auxiliary to this Agreement, and this Agreement shall not be merged into nor in any manner superseded by said escrow. The escrow costs and fees shall be subtracted from the Deposit. The Escrow Agent shall file with the Internal Revenue Service the information return (Form 1099B) required by Section 6045(e) of the Internal Revenue Code of 1986, as amended, and any regulations issued pursuant thereto. Seller and Purchaser shall give to the Escrow Agent such information as the Escrow Agent needs in order to complete such form.

5.  TITLE

    5.1 INTENTIONALLY DELETED.

    5.2 LIEN ENCUMBRANCES. If any update to the Title Commitment discloses defects recorded after the date of the Title Commitment to which Purchaser objects (other than Permitted Exceptions), Purchaser shall notify Seller in writing of any such Title Exceptions within five (5) days after the date Purchaser receives the Title Commitment update. Any Title Exceptions as to which Purchaser fails to timely notify Seller shall be deemed waived and approved by Purchaser and shall be deemed Permitted Exceptions. If Purchaser elects not to obtain a survey, any potential Title Exceptions that might have been shown thereon shall be deemed Permitted Exceptions. Notwithstanding the foregoing, Seller shall be obligated to cure or remove on or prior to the Closing Date each of the following items (the "Lien Encumbrances") whether or not deemed to be a Permitted Encumbrance: (i) any judgment liens against Seller and the Property,
(ii) any liens for due and payable, but unpaid, taxes or assessments against Seller or the Property, other than installments of special assessments levied which would not be due and payable by Seller in the ordinary course until future years (e.g. the remaining balance of the WSSC Front Foot Benefit Charge), (iii) any mechanics or materialmen's liens filed against the Property arising from work performed prior to the Closing Date, (iv) any liens securing financing placed upon the Property by Seller or any of its predecessors in title to the Property, (v) any right or option to purchase any part of the Property granted by Seller, but not any prior owner of the Property, and (vi) any liens, charges or other encumbrances placed upon the Property due to Seller's violation of Section 8.2, 8.5 or 8.6.

    5.3 EFFECT OF TITLE OBJECTIONS. Seller shall have twenty (20) days from the date of receipt of notice from Purchaser of Title Exceptions to cure the Title Exceptions, if Seller so elects, by either having them removed from the Title Commitment or having the title insurer commit to insure against all loss or damage that may be occasioned by such Title Exceptions. If Seller fails or refuses to cure the Title Exceptions within the specified time, either Seller or Purchaser may terminate this Agreement by written notice within ten (10) days after the earlier of (a) Seller's notice that it does not intend to cure the Title Exceptions or (b) the expiration of Seller's cure period. If neither party timely terminates this Agreement, Purchaser shall be deemed to have waived and approved the Title Exceptions, and the Title Exceptions shall be deemed Permitted Exceptions.

6.  CONDITION OF PROPERTY

    Purchaser agrees that, with respect to the physical and financial condition of, and condition of title to, the Property:

    (a) It has caused such independent examinations to be made as it deemed necessary and has made its own full examination and determination of the condition of the Property and the suitability thereof for Purchaser's intended uses. Notwithstanding the foregoing, Purchaser and its duly authorized agents and lenders shall have the right to continue to perform on-site and off-site due diligence until the Closing, subject to the terms and conditions herein set forth, but satisfactory results of such due diligence shall not be a condition to closing. The costs of obtaining inspections shall be borne by the Purchaser. Purchaser and its agents and contractors shall have the right to enter onto the Property up to the Closing Date, to test and inspect the Property, conduct interviews and otherwise compile and complete the reports and reviews set forth above during regular business hours; provided, however, that Purchaser shall deliver to Seller liability and workers compensation insurance certificates for itself and each of its consultants who is to enter the Real Property. Purchaser agrees to give at least 48 hours advance notice to Seller whenever it or its agents desire to enter onto the Property for the purpose of interviewing tenants, vendors or Hyatt non-management personnel, and at least 24 hours advance notice for any other entry onto the Property. Seller's agent shall have the right to accompany Purchaser and each of its consultants during the time they are on the Property, but Purchaser shall not be unreasonably constrained by the schedule or availability of Seller's agents so long as Purchaser gave timely notice to Seller. Purchaser shall promptly repair any damage to the Property caused by any entry upon the Property by Purchaser, its agents, employees or contractors. Purchaser agrees to indemnify, defend and hold Seller harmless from any and all claims that may arise as a result of the activities of Purchaser and Purchaser's representatives on the Property, other than (i) the negligent or intentionally harmful acts or omissions of Seller or its agents, contractors or employees, or (ii) the disclosure of any pre-existing dangerous or defective condition, environmental contamination or noncompliance of the Property with any laws, codes, ordinances or regulations, provided that Purchaser complies with the notice requirements in the preceding sentence. Notwithstanding anything in this Agreement to the contrary, Purchaser's obligations pursuant to this Section 6 shall survive for a period of one (1) year after the closing or any termination of this Agreement for any reason.

    (b) The sale of the Property is on an "as is" and "where is" basis, subject only to Seller's express covenants, warranties and representations as set forth herein.

7.  CONDITIONS TO CLOSING

    7.1 INTENTIONALLY DELETED.

    7.2 CONSENT OF SELLER'S PARTNERS. Seller's limited partners include Alan I. Kay, Allan E. Rozansky and Capital Income Properties-C Limited Partnership ("CIP-100"), a public partnership that must in turn solicit the consent of its investors to this transaction. Seller shall forthwith solicit, with its affirmative recommendation, and diligently pursue the Public Approval. The obligation of Seller and Purchaser to close the transaction contemplated hereby is subject to obtaining the Public Approval within the time periods set forth below. On the Effective Date, Seller shall commence the seventy-five (75) day Public Approval solicitation period. Seller shall concurrently deliver to Purchaser a copy of all information and materials sent to the investors of CIP-100 in regard to the Public Approval and shall keep Purchaser advised of the status of the Public Approval, and immediately following its receipt of the Public Approval, Seller shall give Purchaser written notice that the Public Approval has been obtained. If Seller fails to obtain the Public Approval within seventy-five (75) days after the Agreement Date, (the "Public Consent Period"), then Purchaser shall have the right to either (x) terminate this Agreement by written notice thereof to Seller within three (3) business days after the end of the Public Consent Period or (y) extend the Public Consent Period one (1) time for up to fifteen (15) days (as extended, the "Extended Public Consent Period"); and Purchaser's failure to elect option (x) within the required time period shall be an election of option (y). If Seller fails to obtain the Public Approval within the Extended Public Consent Period, notwithstanding Seller's good faith efforts to obtain same, then this Agreement shall terminate and the Deposit (including all earnings thereon) shall be paid to Purchaser, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be returned promptly to such party, and neither party shall have any further obligation hereunder except as expressly set forth in this Agreement.

    7.3 PERFORMANCE OF SELLER'S OBLIGATIONS. The obligation of Purchaser to close the transaction contemplated hereby is, at Purchaser's option, subject to
(i) all representations and warranties of Seller, Alan I. Kay and Allan E. Rozansky contained in this Agreement being true and correct in all material respects as of the Closing Date, and (ii) all material obligations of Seller, Alan I. Kay and Allan E. Rozansky which were to have been performed on or before the Closing Date having been timely and duly performed. Upon failure of either condition precedent to closing set forth in this Section 7.3, Purchaser shall give Seller notice specifying such failure and Seller shall have ten (10) days after receipt of the notice to cure such failure, the failure is not cured within such time period, Purchaser may elect at any time thereafter but prior to Seller's cure of such failure, by notice to Seller, either (a) to terminate this Agreement, or (b) to seek specific performance of this Agreement. Purchaser expressly waives all other rights and remedies at law or in equity. If this Agreement is terminated pursuant to this Section 7.3, the Deposit and any earnings thereon shall be paid to Purchaser by the Escrow Agent, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be returned promptly to such party, and neither party shall have any further obligation hereunder except as expressly set forth in this Agreement.

    7.4 PERFORMANCE OF PURCHASER'S OBLIGATIONS. The obligation of Seller to close the transaction contemplated hereby is, at Seller's option, subject to (i) all representations and warranties of Purchaser contained in this Agreement being true and correct in all material respects as of the Closing Date and (ii) all material obligations of Purchaser which were to have been performed on or before the Closing Date having been timely and duly performed. Upon failure of either condition precedent to closing as set forth in this Section 7.4, Seller shall give Purchaser notice specifying such failure and Purchaser shall have ten
(10) days after receipt of the notice to cure such failure. If the failure is not cured within such time period, Seller may elect at any time thereafter but prior to Purchaser's cure of such failure, by notice to Purchaser, to terminate this Agreement, provided that Seller is not itself in default. In such event, the Deposit and all interest thereon shall be delivered to Seller as full and complete liquidated damages (and not as a penalty or forfeiture) in lieu of any and all other legal and equitable rights which Seller may have hereunder, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be returned promptly to such party, and neither party shall have any further obligation hereunder except as expressly set forth in this Agreement.

    7.5 INTENTIONALLY DELETED.

    7.6 HOTEL MANAGEMENT AGREEMENT. At closing Seller shall assign the Hotel Management Agreement to Purchaser and Purchaser shall accept the Property subject to the Hotel Management Agreement (and without the consent of Hyatt, if necessary). Upon such assignment Purchaser shall assume, without any reimbursement or payment to Seller of any amounts claimed to be owed to Seller, all contractual (but not tortious) rights, claims, obligations and liabilities under the Hotel Management Agreement, including any incentive management fees due to Hyatt thereunder and all rights and claims that relate to the pending arbitration action between Seller and Hyatt; and, thereafter, Purchaser shall be primarily liable with respect to any contractual claims by Hyatt, for which Purchaser shall defend, indemnify and hold Seller harmless. At the closing, if and only if Hyatt delivers a general release to Seller and an executed stipulation of discontinuance of a certain arbitration between Seller and Hyatt initiated April 21, 1997 (the "Stipulation"), then as a condition of closing Seller shall deliver to Hyatt a general release, a withdrawal of the notice of termination of the Hyatt Management Agreement previously sent by Seller to Hyatt and an executed Stipulation. Each release shall be with regard to all matters with respect to the Hotel Management Agreement.

    7.7 ESTOPPEL CERTIFICATES. It shall be a condition to closing that Purchaser receive appropriate estoppel certificates from the Ground Lessor and Garage Tenant and updates by letter showing no material adverse change from the estoppel certificates being updated in the form attached hereto as EXHIBIT F from office and retail tenants constituting at least 75% in both number and leased space of the office and retail portion of the Property. Notwithstanding the foregoing, Seller must deliver update letters from each tenant who leases more than ten thousand square feet of the office building.

8.  AFFIRMATIVE COVENANTS OF SELLER

    8.1 INTENTIONALLY DELETED.

    8.2 MAINTAIN PROPERTY. From the Agreement Date to the Closing Date or earlier termination of this Agreement, Seller shall at its own cost and expense
(i) operate and maintain the Property in substantially the same manner as it has been operated and maintained heretofore, free from Hazardous Materials, except as set forth in Section 9.5, waste and neglect and in as good order and repair as of the Agreement Date, reasonable wear and tear excepted, and (ii) keep and perform or cause to be performed all obligations of the Property and Seller under the Contracts, Land Lease, Leases and Licenses and under the Legal Requirements. After the Agreement Date, Seller shall not enter into any Contracts (or any amendments, extensions (other than automatic or month-to-month extensions), supplements or other modifications thereto) with affiliates, or with non-affiliated parties involving payment in the aggregate amount of $20,000 or more affecting the Property without Purchaser's prior written consent, which shall not be unreasonably withheld or delayed, except for (a) Contracts as may be necessary or advisable in the case of emergency to protect the Property or tenants and (b) the contract with Vendor Capital Group to finance the purchase of the new PBX switch for the hotel. From the Agreement Date to the Closing Date, Seller shall not, without Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed, remove any of the Personal Property from the Real Property unless such item of Personal Property is replaced with an item of at least equal value that is properly suited for its intended purpose, free and clear of any liens or encumbrances thereon or on the Property.

    8.3 MAINTAIN INSURANCE. From the Agreement Date to the Closing Date or earlier termination of this Agreement, Seller shall maintain or cause to be maintained in full force and effect liability, casualty and other insurance upon and with respect to the office building and plaza against such hazards and in such amounts as exist on the Agreement Date. A schedule of such insurance coverage is annexed hereto as

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Schedule 8.3. To the extent of its control under the Hotel Management Agreement,
Seller shall cause Hyatt to maintain in full force and effect during such period liability, casualty and other insurance upon and with respect to the hotel against such hazards and in such amounts as exist on the Agreement Date.

    8.4 CHANGES IN CIRCUMSTANCES. Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations and warranties of Seller contained in Section 9 no longer true if then given.

    8.5 FUTURE LEASES AND OTHER ENCUMBRANCES. Except as otherwise permitted in this Agreement, from the Agreement Date to the Closing Date or the earlier termination of this Agreement, Seller shall not, without Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed (provided that Purchaser shall be kept reasonably informed of any such negotiations and has been provided with reasonable opportunity to comment on any proposed agreement), (i) enter into any new Leases or modify, terminate, supplement, extend or amend any existing Leases except as to matters with respect to which Seller has no discretion (e.g. expansion or extension options) or (ii) submit, grant or enter into any filing, application, lien, covenant, easement or agreement to take any action that would (A) constitute a further lien or encumbrance of the Property, (B) bind Purchaser or the Property after the closing, or (C) be outside the normal scope of maintaining and operating the Property in a commercially reasonable manner.

    8.6 COMPLIANCE AND NON-MODIFICATION OF CERTAIN AGREEMENTS AND RIGHTS. From the Agreement Date to the Closing Date or earlier termination of this Agreement,
(i) Seller shall comply in all material respects with the terms and provisions of the Licenses, Leases, Land Lease, Hotel Management Agreement and Seller's mortgage loan documents, and (ii) Seller shall not modify, supplement, extend, amend or terminate Licenses, the Land Lease, Hotel Management Agreement or Seller's mortgage loan documents without the consent of Purchaser.

    8.7 CONSENTS. Except as provided in Section 7.2, Seller shall use diligent good faith efforts to obtain prior to the Closing Date any consents to the transaction contemplated by the Agreement that may be required under the Land Lease, Garage Lease or Hotel Management Agreement; provided, however, that Hyatt's consent regarding its Management Agreement shall not be a condition to closing.

    8.8 SURVIVAL. The terms of this Section 8 shall survive the closing for a period of nine (9) months thereafter, and if any claim is made under this
Section 8 during such nine (9) month period identifying with specificity any alleged breach(es), then for so long thereafter until such claim is finally resolved by mutual agreement of the parties or nonappealable judicial determination; provided, however, that any lawsuit must be commenced by the end of the twelfth month from the Closing Date.

    8.9 ESTOPPEL CERTIFICATE UPDATES. Seller agrees to request and diligently pursue obtaining an updated estoppel by letter in the form of EXHIBIT F from each tenant under a Lease, dated no earlier than September 10, 1999, although the number of update letters to be delivered as a condition to closing shall be as set forth in Section 7.7.

8.A AFFIRMATIVE COVENANTS OF PURCHASER

    8.A1 CHANGES IN CIRCUMSTANCES. Purchaser shall notify Seller promptly if Purchaser becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations and warranties of Seller contained in Section 9 no longer true if then given.

    8.A2 CONFIDENTIALITY AGREEMENT. Purchaser is a party to a certain Confidentiality Agreement executed February 2, 1999 between Blackstone Real Estate Acquisitions LLC III and The Meridian Group LLC which, by its terms, addresses the rights and benefits of the Seller, defined as "Owner" under the Confidentiality Agreement. Purchaser agrees that Seller is a third party beneficiary thereof. The Confidentiality Agreement remains in full force and effect. Purchaser hereby agrees to be bound by the terms and conditions of the Confidentiality Agreement with regard to information obtained from Seller, Seller's

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agents and Purchaser's consultants with respect to the Property (including all analyses, compilations or studies contained in or based in whole or in part on any information furnished or made available by Seller); provided, however, in the event of any conflict between the terms and conditions of the Confidentiality Agreement and this Agreement, the terms of this Agreement shall prevail, and the Confidentiality Agreement shall be interpreted so as to permit Purchaser to undertake its obligations and obtain the full benefit of its rights herein provided. Purchaser agrees that it shall not communicate any such information to any person or entity other than its agents, attorneys, accountants, consultants and employees and Purchaser's investors and lender and their respective agents and employees (collectively, "Representatives"), who in Purchaser's reasonable business judgment have a need to know such information. Purchaser agrees to direct its Representatives to keep all such information strictly confidential and to use it only for the purpose of evaluating a possible purchase by Purchaser. Purchaser agrees that any disclosure by a Representative shall be deemed made by, and shall be the responsibility of, Purchaser. This section shall survive the termination of the Agreement.

8.B AFFIRMATIVE COVENANTS OF KAY AND ROZANSKY

    LIQUOR LICENSE(S). Alan I. Kay and Allan E. Rozansky, holders of the Liquor License at the hotel, and Seller, shall reasonably cooperate with Purchaser or Purchaser's designee in transferring the Liquor License(s) to Purchaser or Purchaser's designee, including, without limitation, promptly executing any necessary transfer application forms when requested by Purchaser. In the event the completion of the transfer of the current Liquor License or issuance of a new liquor license(s) is not feasible as of the Closing Date, Seller, Kay and Rozansky and Purchaser shall enter into the agreement described in Section 15.3(b)(ii) hereof. Kay and Rozansky shall, at Purchaser's cost and expense, keep the Liquor License(s) in full force and effect, including any renewals, to the extent required in connection with Purchaser's application for a liquor license in order to conduct liquor operations at the hotel after the Closing Date.

9. REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents and warrants to Purchaser on and as of the date hereof and on and as of the Closing Date that the following are true and correct:

        9.1 GOOD STANDING. Seller is a limited partnership duly organized and in good standing under the laws of the State.

        9.2 DUE AUTHORITY AND BINDING EFFECT.

           (a) Seller has full capacity, right, power and authority to execute and deliver this Agreement and, subject to obtaining the consent of CIP-100 as set forth in Section 7.2, the consent of Hyatt as set forth in
       Section 7.6, and such other consents as may be expressly required to be obtained by Seller under this Agreement, to perform under this Agreement and execute all documents to be executed by Seller pursuant hereto; and

           (b) The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Seller are duly authorized to sign the same on Seller's behalf and to bind Seller thereto; provided, however, that the authority of Seller to perform the Agreement shall be subject to obtaining the Public Approval as set forth in Section 7.2.

        9.3 TITLE TO PROPERTY. To Seller's knowledge, Seller owns fee simple title to the tenant's leasehold interest in the Land Lease, and the improvements on the Real Property, free and clear of all liens, encumbrances and restrictions of every kind, except as may be reflected on the Title Commitment and except for Permitted Exceptions. To Seller's knowledge, it owns the Personal Property, the Intangible Property, the Licenses and the Contracts free and clear of all liens, encumbrances and restrictions of every kind, except for conditional sales agreements and leases of Personal Property as indicated on EXHIBIT C.

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        9.4 LITIGATION. To Seller's knowledge, there is no private or governmental litigation, arbitration, inquiry, investigation or similar proceeding threatened against or pending with respect to the ownership, value (other than real estate tax appeals), use or operation of the Property or any part thereof which could materially adversely affect the Property or the consummation of the transactions contemplated by this Agreement. Attached hereto as Schedule 9.4 is a list of all such pending or threatened matters with respect to the ownership, use or operation of the Property, including any such matters with regard to Seller's general partner, C.R.C.C. of Bethesda, Inc. To Seller's knowledge, there is no pending litigation among the partners of the Seller. No reserves have been funded for any pending litigation.

        9.5 ENVIRONMENTAL STATUS. Except as disclosed in Schedule 9.5 attached hereto, to Seller's knowledge, no Hazardous Materials have been used, treated, stored or otherwise located on the Property or any adjacent real property in violation of Environmental Laws. Seller has not received any notice of any violations of any Environmental Laws with respect to the Property or any adjacent real property or, except as disclosed on Schedule
    9.5 attached hereto, of the presence on the Property or any adjacent real property of any Hazardous Materials in regulated quantities, and has no knowledge of any prior owner having received any such notice. Notwithstanding the foregoing, Purchaser acknowledges that it has conducted its own environmental assessment to confirm such matters as are reasonably discoverable.

        9.6 VIOLATIONS. Seller has not received any notice of any violation of any Legal Requirement with respect to the Property or the ownership or use thereof which has not been entirely corrected.

        9.7 CONTRACTS. EXHIBIT C is a correct and complete list of all Contracts (including all amendments, supplements and other modifications thereto and guaranties and other security therefor) as of the Agreement Date. Except as may be listed thereon, as of the Agreement Date (a) there are no known material defaults by Seller or any other party thereto under any Contract, and Seller knows of no condition or event that with the giving of notice or the passage of time would be a material default under any Contract, and (b) all Contracts are in full force and effect (except that Seller has given notice to terminate the Hotel Management Agreement, but the effective date thereof has been postponed pursuant to agreement).

        9.8 LEASES. EXHIBIT E is a correct and complete list of all Leases (including all amendments, supplements and other modifications thereto and guaranties and other security therefor) as of the Agreement Date. Except as may be listed on EXHIBIT E as of the Agreement Date (a) there are no known material defaults by Seller or any other party thereto under any Lease, and Seller knows of no condition or event that with the giving of notice or the passage of time would be a material default under any Lease and (b) all Leases are in full force and effect. Except as may be reflected in the Title Commitment or listed on EXHIBIT E, Seller owns all of the landlord's/lessor's rights, titles and interests under the Leases and the rents being or to be paid thereunder, free and clear of all liens, encumbrances and restrictions of any kind. Seller makes no representation or warranty that all the Leases will be in effect on the Closing Date or that all tenants will be in compliance with the terms of their Leases on the Closing Date.

        9.9 LEASING COMMISSIONS. Schedule 9.9 is a correct and complete list of all commissions currently or hereafter payable or potentially payable to brokers under all Leases as of the Agreement Date, specifying the Lease, broker, commission amount and due date or dates. There are no agreements to pay leasing commissions except as set forth in the Leases, the Scheer Partners agreement listed on EXHIBIT C or the RMC Agreement.

        9.10 LAND LEASE, GARAGE LEASE AND MORTGAGE LOANS. As of the Agreement Date, (a) there are no known material defaults by Seller or any other party thereto under the Land Lease, Garage Lease or Seller's mortgage loan documents, and Seller knows of no condition or event that with the giving of notice or the passage of time would be a material default under the Land Lease or Seller's mortgage

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    documents and (b) the Land Lease, Garage Lease and Seller's mortgage loan documents are in full force and effect.

        9.11 LICENSES. The Licenses are, to Seller's knowledge, in full force and effect, permit and authorize use of the Property as it is currently being used and to Seller's knowledge constitute all of the permits, certificates, approvals, authorizations and licenses needed for such use. There are no known material defaults by Seller or any other party to any of the Licenses.

        9.12 SELLER'S EMPLOYEES. Seller has no employees.

        9.13 FINANCIAL STATEMENTS. Seller has furnished to Purchaser true and complete copies of (i) the audited financial statements of the Seller for each of the 1996, 1997 and 1998 calendar years (including statements of profit and loss), (ii) the unaudited financial statements of the Seller consisting of monthly operating statements through May, 1999 (including year-to-date comparisons to the budget), and (iii) the filed federal income tax returns of the Seller for its respective 1996, 1997 and 1998 tax years. To Seller's knowledge, after a review of such financial statements and federal income tax returns of Seller, such statements and returns accurately and properly reflect in all material respects the profit and loss from the ownership and operation of the Property for such periods or subsequent statements have corrected material inaccuracies in earlier statements.

        9.14 INSURANCE. Attached as Schedule 9.14 is a true and correct list of all claims made by or against Seller under any insurance policy since January 1, 1994, all of which have been settled or are covered by insurance.

        9.15 DEFERRED MAINTENANCE. As of the Agreement Date, except as disclosed in the 1999 budgets for the office building/retail/hotel, the reports of Purchaser's own architects/consultants (including, without limitation, John Schoenburger), and/or the Report of Property Condition Survey Update prepared by Law Engineering and Environmental Services, Inc., and the need for a new phone switch and new elevator controls at the hotel, there is no deferred maintenance required to the Property which exceeds the sum of $20,000 per condition, ordinary wear and tear excepted. Notwithstanding the foregoing, Purchaser agrees to take subject to the physical condition of the garage and ice skating rink which form part of the Property to the extent such condition is known to or revealed to Purchaser by Seller, or known to Purchaser as a result of Purchaser's due diligence, or from any of Purchaser's consultants.

        9.16 HOTEL FF&E ACCOUNT. During the year prior to the Agreement Date, all required deposits have been made to the Hyatt FF&E account and no monies have been withdrawn by or for the benefit of Seller from the Hyatt FF&E account except to pay capital expenditures and costs related to the maintenance and repair of the hotel.

        9.17 PAST DUE RENT. No tenant under any Lease is past due for monthly installments of minimum annual rent for more than thirty (30) days as of the Agreement Date, except as set forth on Schedule 9.17. Notwithstanding anything to the contrary in this Agreement, any change between the Agreement Date and the Closing Date in the number or identity of tenants or the amount of past due rent shown on Schedule 9.17 shall not be deemed a breach of this representation and warranty and shall not be a cause for Purchaser to terminate the Agreement.

        9.18 APPROVAL OF SALE AND RIGHT OF FIRST REFUSAL. No person or entity other than BMC Lender and Seller's Special Limited Partners has any approval right with regard to the sale of the Real Property and Improvements, and no person or entity (including BMC Lender and GECC) has any right of first refusal or first offer with respect to sale of the Property.

        9.19 SELLER'S DOCUMENTS. Seller has made available to the Purchaser and/or to Meridian Group, L.L.C. all Contracts, Leases and Licenses in effect on or after January 1, 1994 and any engineering reports, environmental reports, surveys, plans, designs and other documents relating to the Property that are in the possession or control of Seller, its leasing agent, or its office building management

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    agent. Purchaser agrees that it will not rely on any materials delivered to it by Seller's lender, BMC Lender Partnership, or lender's agents (including any brokers).

    The words "to Seller's knowledge", or similar words as used herein shall mean Seller's actual awareness of facts, without independent inquiry or investigation, and shall not include imputed knowledge or constructive notice. Except as otherwise expressly set forth herein, Seller makes no representation or warranty of any kind or nature. Seller makes no representation or warranty with respect to compilations of information delivered to Purchaser or to Meridian Group, L.L.C. for Purchaser's convenience as identified on Seller's due diligence document list dated 1/19/99 and Purchaser agrees to review and rely on the underlying documents.

10. REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents and warrants to Seller on and as of the Agreement Date and as of the Closing Date as follows:

        10.1 GOOD STANDING. Purchaser is a limited liability company duly organized and in good standing under the laws of the State.

        10.2 DUE AUTHORITY AND BINDING EFFECT. Purchaser has full capacity, right, power, and authority to execute, deliver and perform this Agreement and all documents to be executed by Purchaser pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. Purchaser has the financial ability to perform this Agreement. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Purchaser are duly authorized to sign the same on Purchaser's behalf and to bind Purchaser thereto.

10A. REPRESENTATIONS AND WARRANTIES OF KAY AND ROZANSKY

    Alan I. Kay and Allan E. Rozansky hereby represent and warrant to Purchaser on and as of the Agreement Date and as of the Closing Date that the Liquor License is in full force and effect and there are no known material defaults by Kay or Rozansky or, to their knowledge, any other party thereto.

11. BROKERAGE.

    Seller and Purchaser each warrant and represent to the other that no brokerage fee, commission or finder's fee relating to this transaction is or shall be due to any party, other than the commission due by Purchaser to Cassidy & Pinkard, Inc. 2001 Pennsylvania Avenue, N.W., Washington, D.C., and by Seller to Insignia Barnes Morris in the amount of not more than Eight Hundred Fifty-Five Thousand Dollars ($855,000) from which Insignia Barnes Morris shall pay a consulting fee to J.R.T. Associates, Inc.. Seller and Purchaser each agree to indemnify and hold each other harmless from and against all costs relating to any claim by third parties for brokerage fee, commission, finder's or other such fees relating to the transaction contemplated in this Agreement alleged to be due because of authorization by the indemnifying party.

12. DESTRUCTION OR DAMAGE

    If, subsequent to the Agreement Date and prior to the Closing Date, all or any portion of the Property shall be destroyed or damaged by fire or other casualty, Seller shall immediately give Purchaser notice of such occurrence and of the initial assessment of the extent of the damage to the Property, and Purchaser shall have the right to terminate this Agreement by giving Seller notice to such effect within twenty (20) days after receipt of written notification of any such occurrence or occurrences. Failure to give such notice within such time shall be conclusive evidence that Purchaser has waived the option to terminate by reason of the occurrence or occurrences of which it has received notice, and Seller shall assign and/or pay to Purchaser at closing all insurance proceeds collected or claimed with respect to said loss or damage. Should Purchaser elect to terminate this Agreement, the Deposit, plus any earnings thereon, shall be

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returned forthwith to Purchaser, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be returned promptly to such party, and thereupon the parties hereto shall be relieved from any and all further obligation hereunder except as expressly stated herein. Notwithstanding the foregoing, if the cost of repair or restoration of the Property shall, in the reasonable estimation of Seller's insurance adjuster, be less than three percent (3%) of the Purchase Price (and provided that no Lease shall be terminated prior to the Closing Date due to such loss or damage, no Tenant has the right to terminate its Lease after the Closing Date as a result of that casualty, other than due to Landlord's failure to timely repair or rebuild, and the loss or damage is fully covered by Seller's insurance, less any deductible which shall be funded by Seller from closing proceeds), Purchaser shall not be permitted to terminate this Agreement as aforesaid, but shall close the transaction contemplated hereby as scheduled and Seller shall assign to Purchaser at closing all insurance proceeds collected or claimed with respect to said loss or damage.

13. CONDEMNATION

    If, subsequent to the Agreement Date and prior to the Closing Date, any proceeding, judicial, administrative or otherwise, which relates to the proposed taking of all or any material portion of the Real Property by condemnation or eminent domain or like action, or the taking or closing of any right of access to the Real Property, is commenced, Purchaser shall have the right to terminate this Agreement by giving Seller written notice to such effect within twenty (20) days after receipt of written notification of any such occurrence or occurrences. Failure to give such notice within such time shall be conclusive evidence that Purchaser has waived the right to terminate by reason of the occurrence or occurrences of which it has received notice, and Purchaser shall be credited with or be assigned all of Seller's right to any proceeds therefrom at closing. Seller hereby agrees to furnish Purchaser written notification with respect to any such proceedings promptly after Seller's receipt of any such notification. Should Purchaser elect to terminate this Agreement, the Deposit, plus any earnings thereon, shall be returned forthwith to Purchaser, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be returned promptly to such party, and thereupon the parties hereto shall be released from any further obligation hereunder except as expressly set forth herein. Notwithstanding the foregoing, if such proceeding by way of condemnation or eminent domain shall be "insubstantial," Purchaser shall not have the right to terminate this Agreement, but shall be credited with or be assigned all of Seller's right to any proceeds therefrom. An "insubstantial" proceeding shall be one which does not (i) involve more than three percent (3%) of the Purchase Price in value, (ii) cause any tenant under any Lease to terminate its Lease prior to the Closing Date or provide any tenant with the right to cancel its Lease after the Closing Date as a result of such condemnation, other than due to Landlord's failure to timely repair or rebuild, or (iii) limit or restrict in any material way any access to a public road or right-of-way.

14. ADJUSTMENTS AND CLOSING COSTS

    14.1 ADJUSTMENTS. At closing, adjustments between the parties shall be made as of 12:01 a.m. of the Closing Date, with the income and expenses accrued prior to the Closing Date being allocated to Seller and the income and expenses accruing on and after the Closing Date being allocated to Purchaser, all as set forth below:

    (a) Real and personal property ad valorem taxes upon the Property assessed for the year in which closing occurs (regardless of when due and payable) shall be prorated. Special assessments, special use charges, WSSC front foot benefit charges and any like charges shall be prorated as of the Closing Date. Installment payments of special assessments, special use charges, WSSC front foot benefit charges and any like charges due and payable on or before the Closing Date shall be paid by Seller and installment payments of such charges not due and payable in the ordinary course until after the Closing Date shall be paid by Purchaser. By way of example, Purchaser shall assume liability post-closing for the remaining balance of the WSSC Front Foot Benefit Charge of approximately $50,000.

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    (b) Except as otherwise specifically provided in this Agreement, income and charges receivable or payable under any Leases and Contracts, and any other operating expenses of the Property, including all payables and liabilities reflected on the books of the Property (hotel and office building) with regard to the Property except as otherwise specifically provided for in this Agreement, shall be prorated between Purchaser and Seller as of the Closing Date, and a statement thereof shall be prepared as of 12:01 a.m. on the Closing Date.

        (i) Except as set forth herein, Purchaser shall have no personal liability to reimburse or credit Seller for any prorated rents (including estimated payments of operating expense, tax or insurance reimbursements) due Seller which have not been received as of the Closing Date. During the period after the Closing Date, Purchaser shall deliver promptly to Seller any and all rents (including actual payments of operating expenses, tax or insurance reimbursements) accrued but uncollected as of the Closing Date to the extent subsequently collected by Purchaser; provided, however, Purchaser and Seller shall apply rents received after closing (including actual payments of operating expenses, tax or insurance reimbursements) first to payment of current rent then due or which will become due within five (5) days of receipt of any rent, and thereafter to delinquent rents. All security deposits and prepaid rents (if any) of any tenant occupying the office and market space at the Closing Date shall be paid over by Seller to Purchaser at closing.

        (ii) On or before the Closing Date, Seller shall pay or cause to be paid (or there shall be escrowed at closing) all leasing commissions, tenant cash concessions and tenant improvement costs (except as hereinafter provided) which are payable with respect to Leases affecting the Improvements executed prior to the Agreement Date which are due on or prior to the Agreement Date, and including any portion thereof due upon any renewals of any such Lease or options to lease additional space but only if such renewal or lease of additional space commences prior to the Agreement Date (except as provided herein). Purchaser shall assume the payment (or reimbursement to Seller, as the case may be) of all leasing commissions, tenant cash commissions and tenant improvement costs which may hereafter become due with respect to (y) any renewals of any Leases or options to lease additional space under any Leases if such renewals or additional space options are exercised and commence or arise after the Agreement Date (except as provided herein), and
    (z) any Leases executed after the Agreement Date pursuant to the terms of this Agreement. In addition to the foregoing, Purchaser shall reimburse Seller for the costs incurred and paid by Seller in connection with the leases by and between Seller and (a) Diversified Computer Consultants, L.L.C. for Suite 1200, (b) Dan Rosenthal Co. for certain space on the ninth floor, (c) NXT on the fifteenth and sixteenth floors, (d) the Deckelbaum, Ogens law firm, and (e) three food court leases, all as more particularly described in EXHIBIT G hereto.

        (iii) Payments and pass-throughs or allocations under the Land Lease shall be prorated, as shall reimbursements from tenants under Leases with respect to such items as and when collected.

    (c) All suppliers of utilities (including water and sewer) shall be instructed to read meters or otherwise determine the charges owing as of the Closing Date for services prior to the Closing Date, which charges shall be paid by Seller. Purchaser shall cause all utility services to be placed in Purchaser's name as of the Closing Date and charges accruing on or after such date shall be paid by Purchaser. Seller shall be given credit and Purchaser shall be charged for any utility deposits transferred at closing.

    (d) Any property and liability insurance premiums for policies currently in effect at or on the hotel which are transferred to Purchaser shall be prorated as of the Closing Date. With respect to the office building, there shall be no proration of Seller's insurance premiums or assignment of Seller's insurance policies and Seller shall cancel all of its existing policies as of the Closing Date.

    (e) All receipts from guest room rentals to and including the night prior to the Closing Date (which shall be deemed to include guest room rentals for occupancy up to the guest departure time on the Closing Date) shall belong to Seller. All prepaid rentals, room rental deposits and all other deposits for advance registration or future services to be provided on and after the Closing Date shall be credited to Purchaser and a list thereof delivered as of 12:01 a.m. on the Closing Date. Purchaser agrees to honor and fulfill all reservations and agreements made by Seller in the ordinary course of operating the hotel prior to the Closing Date for rooms and services to be provided on and after the Closing Date.

    (f) All accounts payable owing as of 12:01 a.m. on the Closing Date (whether or not then invoiced) for merchandise, foodstuffs, supplies and other materials and services delivered or rendered to Seller with respect to the operation or management of the Property prior to the Closing Date shall be paid for by Seller (except for any payables allocable to the Hyatt FF&E account, which shall be paid for from the funds in such account). A list as of such time shall be prepared and delivered to Purchaser at closing. Purchaser agrees not to order any services, merchandise, foodstuffs, supplies or other material prior to the Closing Date which will be charged to Seller, and Seller agrees to maintain customary balances of such items in inventory as of the Closing Date (which shall be paid for as set forth in subparagraph (g) below).

    (g) Purchaser and Seller shall jointly prepare, or cause and approve a mutually acceptable third party to prepare, as of 12:01 a.m. on the Closing Date, an inventory of the hotel supplies, including without limitation, housekeeping, maintenance and kitchen supplies and, to the extent permitted by law, all liquor (the "Closing Inventory"). Purchaser shall pay for the Closing Inventory based on current invoices. There shall be no payment for stale items or items scheduled to be thrown out.

    (h) All accounts receivable and credit card claims for services tendered prior to check-out time on the Closing Date, including without limitation the "Guest Ledger" of the hotel as of 12:01 a.m. on the Closing Date, shall remain the property of Seller. The collections of such accounts receivable shall be handled in the following manner:

        (i) Seller shall, as of 12:01 a.m. on the Closing Date, prepare a list of all accounts receivable balances originating prior to such date and due to Seller.

        (ii) Seller and Purchaser agree that the monies received by Purchaser or Seller from debtors owing such accounts receivable balances shall be applied first for the benefit of Purchaser and then to past debts due Seller, and shall be remitted to Purchaser or Seller, as the case may be, together with a listing of such collections at monthly intervals.

    (i) Any other item(s) of income or expense customarily apportioned in the municipality where the Real Property is located shall be allocated as of the Closing Date.

    (j) All operating accounts, reserve funds, petty cash, cash in cash registers and cash in vending machines as of 12:01 a.m. on the Closing Date shall remain the property of Seller but shall remain in place and an amount equal thereto shall be paid to Seller in addition to the Purchase Price; except that Seller shall turn over to Purchaser its rights to the balance in the Hyatt FF&E account without any addition to the Purchase Price.

    (k) Seller shall provide a preliminary closing statement and statement of prorations at least five (5) business days prior to the Closing Date. All of such adjustments and allocations shall be made in cash at closing. Where adjustments are based on estimates, any necessary readjustment shall be made when actual figures are available. Ninety (90) days after the Closing Date, Seller and Purchaser, or their respective agents, shall calculate any final adjustments and, within ten (10) days thereafter, shall pay each other any outstanding amounts. The parties hereby agree to make their relevant books and records available to the other for such purpose on reasonable prior notice. This provision shall survive closing and shall not be merged into the Deed.

    14.2 CLOSING COSTS. Purchaser shall pay the following costs at closing: fifty percent (50%) of all transfer and recordation taxes and fees; one hundred percent of any taxes, fees and recordation costs associated with Purchaser's financing; title insurance premiums; survey cost; and all other customary Purchaser's expenses due or incurred in connection with the transaction. Seller shall pay the following costs at closing: fifty percent (50%) of all transfer and recordation taxes and fees; any costs of releasing all liens and encumbrances that are to be released hereunder (not including any installments of special assessments levied which would not be due and payable by Seller in the ordinary course until future years (e.g. the remaining balance of the WSSC front foot benefit charge)); and all other customary Seller's expenses due or incurred in connection with the transaction. The parties shall each be solely responsible for fees and disbursements of their respective consultants and attorneys.

15. CLOSING

    15.1 TIME AND PLACE. The transaction contemplated hereby shall close on the Closing Date at the offices of the Escrow Agent, or Purchaser's Lender, but in either case in the Washington, D.C. metropolitan area, or on such other date, time and place as the parties may mutually agree.

    15.2 SELLER'S DELIVERIES. On the Closing Date, Seller shall deliver to
Purchaser:

    (a) Seller's duly executed Assignment of Land Lease, subject to the Permitted Exceptions, rights of tenants under Leases and the Hyatt Management Agreement, in the form attached hereto as EXHIBIT B;

    (b) A duly executed Deed to the Improvements, subject to the Land Lease and other Permitted Exceptions, rights of tenants under Leases and the Hyatt Management Agreement, in the form attached hereto as EXHIBIT D;

    (c) A duly executed Bill of Sale for the Personal Property, in the form attached hereto as EXHIBIT H;

    (d) A duly executed Assignment, in each case only to the extent assignable, of all of Seller's right, title and interest to the Contracts (including, without limitation, the Hotel Management Agreement if Purchaser has not negotiated a new one, but not including the RMC Agreement), Leases, Licenses, Intangible Property (which includes, without limitation, Seller's interest in the hotel FF&E account) and Security Deposits, as well as the unexpired term(s) of any warranties or guarantees held in connection with the Property, in the form attached hereto as EXHIBIT I;

    (e) Executed consents required under the Land Lease, Garage Lease, Hotel Management Agreement (but only if obtainable without legal action) and Seller's Partnership Agreement;

    (f) At the Property, the original executed copy of each Lease, together with all amendments thereto and guaranties and non-cash assignable security therefor;

    (g) At the Property, copies of all pertinent books, records and files relating to the Property and the operation thereof to the extent provided for in this Agreement;

    (h) A FIRPTA affidavit;

    (i) The security deposits with respect to the Leases;

    (j) An inventory of the hotel safe deposit box contents (but not room safes) and valet parking keys and associated vehicles held by Seller or Hyatt on behalf of any third party; and

    (k) Such other instruments and certificates as may be reasonably required by Purchaser to consummate fully the transaction contemplated hereby and as otherwise provided herein.

    15.3 PURCHASER'S DELIVERIES. On the Closing Date, Purchaser shall deliver:

    (a) To Seller:

        (i) The Purchase Price (with the Deposit and any earnings thereon to be transferred to Seller by the Escrow Agent and credited against the Purchase Price);

        (ii) A duly executed assumption of the assignable Contracts (including, without limitation, the Hotel Management Agreement), Leases (including security deposits) and Licenses;

        (iii) Letters to tenants of the Improvements advising that the same has been sold to Purchaser and directing payment of rentals in accordance with the directions of Purchaser, which letter shall be countersigned by Seller subject to its reasonable approval of the text;

        (iv) Such other instruments and certificates as may be reasonably required by Seller to consummate fully the transaction contemplated hereby; and

        (v) The Note, marked "Paid and Cancelled".

    (b) To Alan I. Kay and Allan E. Rozansky, either:

        (i) A duly executed assumption or other necessary documents from Purchaser's designee evidencing transfer of the Liquor License; or

        (ii) A duly executed Indemnification and License Use Agreement pursuant to which Purchaser's designee assumes the responsibilities of the Liquor License, provides insurance to and indemnifies Messrs. Kay and Rozansky during the period of time until the Liquor License can be transferred to Purchaser's designee.

    (c) To Hyatt, either:

        (i) A new hotel management agreement; or

        (ii) An acknowledgement of Purchaser's assumption of the existing Hotel Management Agreement.

    15.4 DELIVERIES BY ALAN I. KAY AND ALLEN E. ROZANSKY. On the Closing Date, Messrs. Kay and Rozansky shall deliver duly executed counterparts of the documents delivered by Purchaser under Section 15.3(b) above relating to the transfer of the Liquor License.

    15.5 CONCURRENT DELIVERIES. Seller and Purchaser shall jointly deposit in the escrow or deliver to each other at closing an agreed proration statement and such certificates, instruments and declarations complying with the provisions of state, county and local law applicable to the determination of transfer taxes.

16. INDEMNIFICATION

    16.1 SELLER'S INDEMNITY. Seller shall indemnify and hold Purchaser, its constituent members and their respective agents, successors and permitted assigns, harmless from any claim by a third party against Purchaser's assets or the Property that may result from any existing or future litigation against Seller or its affiliates as a result of any incident or occurrence which took place or is alleged to have taken place prior to the Closing Date. At Purchaser's request, Seller shall assume the defense of any judicial action that might arise in connection with any claims described in the preceding sentence.

    16.2 PURCHASER'S INDEMNITY. Purchaser shall indemnify and hold the Seller, its constituent partners and their respective agents, successors and assigns, harmless from any claim by a third party against Seller's assets that may result from any existing or future litigation as a result of any incident or occurrence which takes place or is alleged to have taken place on or after the Closing Date. Not by way of limiting the foregoing, Purchaser expressly agrees to indemnify and hold Seller, its constituent partners and their respective agents, successors and assigns, harmless from any claim by a third party with respect to security deposits transferred to Purchaser on the Closing Date in connection with the assignment of the Leases. At Seller's request, Purchaser shall assume the defense of any judicial action that might arise in connection with any claims described in the preceding sentences.

    16.3 ATTORNEYS' FEES. The indemnification provisions contained in this section shall include, but not be limited to, reasonable attorneys' fees and expenses.

    16.4 SURVIVAL. Notwithstanding anything to the contrary in this Agreement, the indemnification provisions contained in this Section 16 shall survive the closing and not be merged out of existence.

17. BREACH AND REMEDIES

    17.1 BREACH. A party to this Agreement shall be in breach in the event that:

    (a) Any of its material representations or warranties are untrue in any material respect as of the Agreement Date or Closing Date as applicable;

    (b) It violates any material covenant to be performed by it hereunder; or

    (c) It fails or refuses to close the sale or purchase of the Property (as the case may be) in a timely manner, except if the failure to close is (i) specifically excused under the terms of the Agreement (e.g. due to the failure of a condition precedent to its obligation to close), or (ii) due to breach by the other party.

    17.2 PURCHASER'S REMEDIES. In the event of a breach by Seller, Purchaser shall give Seller notice specifying such breach and Seller shall have ten (10) days after receipt of the notice to cure such breach or such other periods as may be provided for in this Agreement. If the breach is not cured within such time period, Purchaser may, at its option, seek either of the following two remedies:

    (a) Enforce the terms of the Agreement by seeking specific performance hereof; or

    (b) Terminate the Agreement by written notice to Seller specifying the breach and obtain a refund of the Deposit and any earnings thereon; provided, however, that if such termination is due to Seller's breach for the purpose of selling the Property to another party, Purchaser shall have the right to sue Seller for damages in the amount of its out-of-pocket expenses evidenced by receipts for costs incurred and paid by Purchaser, but in no event to exceed $500,000.

    17.3 SELLER'S REMEDIES. In the event of a breach by Purchaser, Seller shall give Purchaser notice specifying such breach and Purchaser shall have ten (10) days after receipt of the notice to cure such breach. If the breach is not cured within such time period, Seller may terminate this Agreement by written notice to Purchaser, in which event Seller shall be entitled to retain the Deposit and any earnings thereon as full and complete liquidated damages, not as a penalty or forfeiture. PURCHASER AND SELLER AGREE THAT IT WOULD BE EXTREMELY DIFFICULT OR IMPRACTICAL TO QUANTIFY THE ACTUAL DAMAGES TO SELLER IN THE EVENT OF A BREACH BY PURCHASER, THAT THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF SUCH ACTUAL DAMAGES, AND THAT SELLER'S SOLE REMEDY IN THE EVENT OF A BREACH BY PURCHASER SHALL BE TO RETAIN THE DEPOSIT AND ANY EARNINGS THEREON AS LIQUIDATED DAMAGES.

    17.4 COSTS IN THE EVENT OF BREACH. The parties agree that, in the event of a breach of this Agreement as determined by a court of competent jurisdiction, the party determined to be in breach shall pay the costs incurred by the other in enforcing the remedies afforded herein including, but not limited to, court costs and reasonable attorneys' fees and expenses.

18. NOTICES

    Any notice, request, demand, instruction or other document required or permitted to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally, or sent by overnight express courier, postage prepaid, and addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally or via overnight express courier. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

              If to Purchaser:  Blackstone Real Estate Acquisitions III, LLC
                                345 Park Avenue, 31st Floor
                                New York, New York 10154
                                Attn: Gary Sumers, Managing Director, and
                                     George A. Carras, Managing Director
                                Fax: 212-754-8730

               With a copy to:  Alan J. Pomerantz, Esq.
                                Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                                New York, New York 10153
                                Fax: 212-310-8007

                 If to Seller:  Bethesda Metro Center Limited Partnership
                                c/o C.R.C.C. of Bethesda, Inc.
                                11200 Rockville Pike, 5th Floor
                                Rockville, MD 20852
                                Attn: H. William Willoughby, President
                                     and Office of General Counsel
                                Fax: (301) 468-3150

19. MISCELLANEOUS

    19.1 ENTIRE AGREEMENT; AMENDMENTS; WAIVERS. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof (all prior agreements and letters of intent being superseded hereby), and the same may not be amended, modified or discharged, nor may any of its terms be waived, except by an instrument in writing signed by the party to be bound thereby.

    19.2 FURTHER ASSURANCES. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby.

    19.3 NO THIRD PARTY BENEFITS. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and no third party is intended to or shall have any rights hereunder.

    19.4 ASSIGNMENT. Purchaser may not assign its rights hereunder without the prior written consent of Seller, which may be withheld in its sole discretion; provided however, that Purchaser may assign this Agreement and its rights hereunder without Seller's consent to an affiliate with respect to which (i) Purchaser or an affiliate is the managing member of a limited liability company purchaser, the managing general partner of a limited partnership purchaser, or otherwise controls the entity, and (ii) the assignee shall not be GSIC Realty Corporation (although GSIC may be an investor in the purchasing entity); so long as Purchaser remains liable hereunder.

    19.5 INTERPRETATION.

    (a) The headings and captions herein are inserted for convenience of reference only and the same shall not limit or construe the articles, sections or paragraphs to which they apply or otherwise affect the interpretation hereof.

    (b) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

    19.6 TIME.

    (a) Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended to the next business day. Otherwise, all references herein to "days" shall mean calendar days. All references to time shall be to Eastern Standard Time or Eastern Daylight Time, whichever is applicable on the date such notice is sent.

    (b) Time is of the essence with respect to all aspects of this Agreement.

    19.7 EXHIBITS. Except for standard forms of conveyance documents required to implement this transaction, the EXHIBITs and Schedules shall be subject to the reasonable, good faith approval of Purchaser, which approval shall be granted if such EXHIBITs do not have a material adverse effect on Purchaser or the Property. Failure to provide such approval in writing within five (5) days after receipt by Purchaser shall effectively terminate this Agreement and entitle Purchaser to the return of the Deposit.

    19.8 BACK-UP CONTRACTS. Seller shall not be permitted to solicit, negotiate, agree to or execute another contract for the sale of the Property prior to termination of this Agreement.

    19.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State, without regard to its conflict or choice of laws rules.

    19.10 NO RECORDATION. Neither Seller nor Purchaser shall be entitled to record this Agreement or a memorandum or other notice hereof among the Land Records or other public records of Montgomery County, Maryland, and this Section
19.10 shall be deemed to be a specific directive to the officials of Montgomery County, Maryland, not to accept this Agreement or a memorandum or other notice of this Agreement for recordation in any form whatsoever.

    IN WITNESS WHEREOF, this Agreement has been executed and delivered by authorized representatives of Seller and Purchaser on the respective dates set forth beneath each of their signatures and is intended to be effective as of the latest such date.

SELLER:

BETHESDA METRO CENTER LIMITED PARTNERSHIP

By: C.R.C.C. of Bethesda, Inc.

Its: General Partner

By: /s/ SUSAN R. CAMPBELL (Seal)
---------------------

Name: Susan R. Campbell

Its: Executive Vice President

Date: July 30, 1999

PURCHASER:

BLACKSTONE REAL ESTATE ACQUISITIONS III, LLC

By: /s/ GEORGE A. CARRAS (Seal)
--------------------

Name: George A. Carras

Its: Managing Director

Date: 7/30/99

    AS TO TRANSFER OF LIQUOR LICENSE (SECTIONS 15.3(B) AND 15.4), CONSENT TO SALE [SECTION 7.2], AFFIRMATIVE COVENANTS (SECTION 8.B) AND REPRESENTATION AND WARRANTY (SECTION 10A) ONLY:

/s/ ALAN I. KAY
-------------------------------------------
ALAN I. KAY
Date:

/s/ ALLAN E. ROZANSKY
-------------------------------------------
ALLAN E. ROZANSKY
Date:

                               LIST OF EXHIBITS:

    A      Real Property Description

    B      Form of Assignment and Assumption of Land Lease

    C      List of Contracts (separate lists for hotel, office building and MNCPPC agreements)

    D      Form of Deed

    E      List of Office Building Leases (including storage agreements)

    F      Form of Update Letter for Tenant Estoppel Certificates

    G      Reimbursable Leasing Commissions, Tenant Concessions and Tenant Improvements as of the
             Agreement Date

    H      Form of Bill of Sale

    I      Form of Assignment and Assumption of Contracts, Leases, Licenses, Intangible Property
             and Security Deposits

    J      Indemnification and License Use Agreement

                               LIST OF SCHEDULES:

8.3        Non-Hotel Insurance Coverage

9.4        Pending and Threatened Proceedings Since 1996

9.5        Known Hazardous Materials

           (None)

           Environmental Hazards shall not include the presence, use, storage, manufacture, release or disposal of such quantities of Hazardous Materials as:

           (a) are generally recognized to be appropriate to normal and customary uses of the
               Property (including medical facilities and a 2000 gallon above-grade storage tank for diesel fuel on the Property),

           (b) relate to the maintenance of the Property, or

           (c) or are not in excess of any applicable legal limits provided for by the
             Environmental Laws.

9.9        Commissions Payable

9.14       List of Insurance Claims

           Hyatt report from 1/1/95 to 1/22/99 delivered to Meridian Group. L.L.C. Additional materials from 1/1/99 through second quarter attached.

           Office building insurance claim report from 1/1/94 to 1/1/97 delivered to Meridian
             Group, L.L.C. previously. No new claims in 1999.

9.17       List of Over Thirty Days Past Due Rent as of Agreement Date

           (None)

                                   ANNEX A-2
                                  SIDE LETTER
                                 (CONFIDENTIAL)

                             BMC LENDER PARTNERSHIP
                              112 EAST 25TH STREET
                           BALTIMORE, MARYLAND 21218
PHONE: (410) 338-0800                                        FAX: (410) 338-1105

July 7, 1999

H. William Willoughby, President
C.R.C.C. of Bethesda, Inc.
Bethesda Metro Center Limited Partnership
The CRI Building
11200 Rockville Pike
Rockville, MD 20852

RE: Offer of Blackstone Real Estate Acquisitions III, LLC for the purchase of the Bethesda Metro Center

Dear Bill:

    This letter will serve to confirm certain understandings and agreements reached among Bethesda Metro Center Limited Partnership ("BMCLP" or the "Partnership"), Capital Income Properties-C Limited Partnership ("CIP-100"), BMC Lender Partnership ("BMC Lender"), Blackstone Real Estate Acquisitions III, LLC ("Blackstone"), Alan I. Kay ("Kay") and Allan E. Rozansky ("Rozansky") relative to the proposed sale of (i) the leasehold interest of BMCLP in the Bethesda Metro Center (the "Property") to Blackstone for a gross sale price of $118,500,000, plus agreed reimbursement for tenant improvements and leasing costs incurred by BMCLP with respect to the Diversified, Rosenthal and Decklebaum leases, as well as three new food court and other new leases as provided in the Real Estate Leasehold Sale Agreement (herein defined), and (ii) the proposed sale of the Amended and Restated Second Deed of Trust Note and related loan documents (the "Second Deed of Trust Note") by BMC Lender to Blackstone. This letter agreement shall be binding only if the Real Estate Leasehold Sale Agreement is executed.

    You have indicated to the parties that in order to approve the sale of Bethesda Metro Center, BMCLP must obtain sufficient funds from the sale and the conclusion of the business of the Partnership, after payment of the transaction costs (including but not limited to brokers' commissions, transfer taxes, title costs, legal fees, if any), first and second mortgages and pro-rations of operating income and expenses to: (a) pay all obligations of BMCLP as shown on Schedule A attached hereto and incorporated herewith; and (b) distribute to BMCLP's limited partner, CIP-100, the sum of Nineteen Million Two Hundred Fourteen Thousand Four Hundred Fifty Dollars ($19,214,450) which sum has been allocated by CIP-100 to pay the expenses and provide for the distributions shown on Schedule B attached hereto and incorporated herewith. Item (a) above is hereafter referred to as the "BMCLP Obligations" and item (b) above is hereinafter referred to as the "CIP-100 Obligations".

    In consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, including the approval of the sale by BMCLP, BMCLP, CIP-100, Blackstone, BMC Lender, Rozansky and Kay agree that:

    (a) The contract of sale for the sale of the Property to Blackstone ("Real Estate Leasehold Sale Agreement") will provide that Blackstone, having acquired the Second Deed of Trust Note from BMC Lender, will accept in full satisfaction of the Second Deed of Trust Note the sum of $49,205,523. Blackstone represents and warrants that it has or will use commercially reasonable efforts to obtain all required consents of GECC to the proposed transactions within five (5) business days of the date of execution of the Real Estate Leasehold Sale Agreement. Failure to obtain such consents shall be cause for

H. William Willoughby, President
July 7, 1999
Page 2

BMCLP to terminate the Real Estate Leasehold Sale Agreement, in which case Blackstone shall receive a refund of any deposit made thereunder and the parties shall have no further liability to one another except as may be specifically agreed to in the Real Estate Leasehold Sale Agreement (i.e., confidentiality); provided that if such consents are obtained prior to any such termination by BMCLP, BMCLP shall not then have the right to terminate the Real Estate Leasehold Sale Agreement under this paragraph. Blackstone shall provide to BMCLP any consents of GECC required in connection with the closing of the sale of the Property to Blackstone. Blackstone agrees to obtain from GECC and deliver at closing joint payments instructions that reflect the agreed adjustment. Blackstone further agrees that the Real Estate Leasehold Sale Ageement shall also require that Blackstone be responsible to pay, or obtain a release of, any incentive fees that may be due to the manager of the hotel located on the Property (Hyatt) under the hotel management agreement for the Property. Under the Real Estate Leasehold Sale Agreement it is understood further that the seller, BMCLP, shall be responsible for brokers' commissions in the total amount of $855,000, which is the total amount due to the Seller's brokers, and that in the event that BMCLP is required to commence any repairs to the ice rink on the Property prior to closing that Blackstone shall be so advised, shall not unreasonably withhold its consent to such repair (and Blackstone acknowledges that repairs undertaken (i) on the oral demand of MNCPPC and (ii) pursuant to a written contract with the repairer reasonably approved by Blackstone, shall be deemed reasonable), and shall reimburse BMCLP at closing for any sums expended prior to closing.

    (b) BMC Lender agrees that to the extent that BMCLP receives insufficient cash from the sale proceeds and conclusion of the business of the Partnership to pay the transaction costs, first and second mortgages, pro-rations, the BMCLP Obligations and the CIP-100 Obligations, BMC Lender shall pay to BMCLP at closing an amount sufficient to pay all of the above-described obligations in full. BMCLP and CIP-100 are relying on BMC Lender's and Blackstone's agreement in this subparagraph (b) to pay any shortfall as herein provided in this subparagraph (b) as a material inducement to their consent to the sale of the Property. Accordingly, in the event that BMC Lender fails to supply any such funds at closing, Blackstone agrees to provide such funds at closing in the form of a reduction in the amount identified in (a) above as the agreed pay off amount for the Second Deed of Trust Note.

    (c) BMCLP and CIP-100 agree that upon the conclusion of the sale to Blackstone and the conclusion of the business of each of the Partnership and CIP-100 that in the event that it is then determined that either or both BMCLP or CIP-100 has received cash from the sale proceeds and BMCLP's interest in the net cash flow from the Property in excess of the sums required to pay the transaction costs, first and second mortgages, pro-rations, the BMCLP Oblications and the CIP-100 Obligations, BMCLP and/or CIP-100 shall promptly remit the balance of such proceeds to BMC Lender. BMCLP and CIP-100 shall provide a full accounting to BMC Lender in order to confirm any such amounts as may be due to BMC Lender.

    (d) By their signatures hereto it is understood that Mssrs. Kay and Rozansky each agree to pay to Blackstone at closing the sum of $350,000, for a total payment in the amount of $700,000. Mssrs. Kay and Rozansky each direct BMCLP to pay such sums to Blackstone, and BMCLP agrees that it shall pay such sums to Blackstone, from the payment of the Rozansky and Kay Operating Deficit Loans, after payment of 2 pre-existing obligations.

    This letter shall not be construed to alter, amend, or modify any of the Loan Documents, nor the secured interest of the holder of Loan Documents, in any way, except as specifically set forth herein, and then only with respect to a closing with Blackstone or its permited assigns on the purchase of the Bethesda Metro Center.

    For purposes of concluding this transaction only, the parties agrees to waive the provisions of the Loan Documents which provide for a five (5) year lock-out period. The parties hereto agree that this letter shall control over anything to the contrary in the Second Deed of Trust Note and related Loan Documents and in the Real Estate Leasehold Sale Agreement.

H. William Willoughby, President
July 7, 1999
Page 3

    Please indicate your acceptance and agreement with the foregoing at the location indicated below. This letter may be executed by counterpart originals.

Very truly yours,

BMC LENDER PARTNERSHIP
By Its General Partner
BMC ASSOCIATES, LLC
By Its General Manager
P/S CONSULTING, INC.

By:           /s/ Richard A. Swirnow, President
           --------------------------------------
                Richard A. Swirnow, President

AGREED AND ACCEPTED:

BETHESDA METRO CENTER LIMITED PARTNERSHIP
By Its General Partner
C.R.C.C. of BETHESDA, INC.

By: /s/ Susan R. Campbell
---------------------------------------
   Susan R. Campbell, Executive Vice President
Date:     7/30/99
-------------------------------------

CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
By its managing general partner
C.R.I. Inc.

By: /s/ Susan R. Campbell
---------------------------------------
   Susan R. Campbell, Executive Vice President
Date:     7/30/99
-------------------------------------

BLACKSTONE REAL ESTATE ACQUISITIONS III, LLC

By: /s/ George A. Carras
---------------------------------------
   George A. Carras, Managing Director
Date:
-------------------------------------

H. William Willoughby, President
July 7, 1999
Page 4

/s/ Alan I. Kay                          /s/ Allan E. Rozansky
--------------------------------------   --------------------------------------
Alan I. Kay                              Allan E. Rozansky

Date:   7/12/99                          Date:   7/8/99
     --------------------------------    -------------------------------------

                                   SCHEDULE A
                              (BMCLP OBLIGATIONS)

                                                                                   AMOUNT(1)
                                                                                  ------------
Third Mortgage Balance through September 30, 1999...............................  $  6,792,000
RMC Deficit Loan through September 30, 1999.....................................     1,687,393
Rozansky & Kay Deficit Loan through September 30, 1999..........................     2,681,071
CRI Loan through September 30, 1999.............................................       149,003
Capitol Hotel Group Loan through September 30, 1999.............................     1,451,990

------------------------

(1) Assumes no change in the prime rate from 12/3/98 and interest continues to accrue if sale does not close by September 30, 1999.

                                   SCHEDULE B

                      CAPITAL INCOME PARTNERS--C (CIP-100)
                   BETHESDA METRO CENTER LIMITED PARTNERSHIP
             ESTIMATED DISTRIBUTIONS OF PARTNERSHIP SALES PROCEEDS
                                   23-JUN-99

Distribution of Proceeds from Sale or Refinancing of Property pursuant to Section 9.04(a) of the Partnership Agreement

Distribution from Local Partnership..............................                      19,214,450
                                                                                       ---------

(i)        To the payment of expenses of sale....................                              0

(ii)       To the establishment of necessary reserves;                                   100,000

(iii)      To repayment of any unrepaid loans by Partners or
             Affiliates;                                                                 350,000

(iv)       To each Partner an amount equal to its positive
             balance in its Capital Account before any allocation
             of gain;                                                                          0

(v)        To the Additional Limited Partners in the amount of
             their Capital Contributions paid and beginning in
             1989 a cumulative non-compounded return of
             $5,400,000 multiplied by the Tax Bracket Adjustment           59,639,200
             Factor and reduced by all prior each distributions;           54,000,000  18,764,450

(vi)       To the General Partners and CRICO-Bethesda in the
             amount of their Capital Contributions plus beginning
             in 1989 a cumulative non-compounded return of                        310
             $55,096 and reduced by all prior cash distributions;             440,768          0

(vii)      To CRICO-Bethesda a disposition for equal to 3% of the
             gross sales price of the Development;                                             0

(viii)     Of the amount remaining, 9.08% to CRICO-Bethesda;                    9.08%          0

(ix)       Thereafter,
             William B. Dockser                                                 0.33%          0
             Martin C. Schwarzberg                                              0.33%          0
             H. William Willoughby                                              0.33%          0
             C.R.I., Inc.                                                       0.01%          0
             CRICO-Bethesda                                                     0.01%          0
             Additional Limited Partners                                       98.99%          0

                                                                              100.00%  19,214,450
                                                                                       ---------
                                                                                       ---------

                                                                   To Limited
                                                                   Partners            18,764,450
                                                                                       ---------
                                                                                       ---------

                                                                   To Investor Unit       31,274
                                                                                       ---------
                                                                                       ---------

                                   ANNEX B-1
      ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR ENDED DECEMBER 31, 1998,
                   INCORPORATED HEREIN BY REFERENCE THERETO.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 10-K

                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
                         COMMISSION FILE NUMBER 0-14513

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

     DISTRICT OF COLUMBIA                  52-1420605
 (State or other jurisdiction           (I.R.S. Employer
     of incorporation or              Identification No.)
        organization)

    11200 ROCKVILLE PIKE,                    20852
     ROCKVILLE, MARYLAND
    (Address of principal                  (Zip Code)
      executive offices)

                                 (301) 468-9200

              (Registrant's telephone number,including area code)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                  TITLE OF EACH CLASS                            NAME OF EACH EXCHANGE ON WHICH REGISTERED
                          NONE                                                      NONE

          SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         LIMITED PARTNERSHIP INTERESTS
                                (Title of class)

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

    Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. /X/

    The partnership interests of the Registrant are not traded in any market. Therefore, the Partnership interests had neither a market selling price nor an average bid or asked price within 60 days prior to the date of this filing.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                        1998 ANNUAL REPORT ON FORM 10-K

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                           ---------
                                                       PART I

Item 1.      Business....................................................................................  I-1

Item 2.      Properties..................................................................................  I-2

Item 3.      Legal Proceedings...........................................................................  I-10

Item 4.      Submission of Matters to a Vote of Security Holders.........................................  I-10

                                                      PART II

Item 5.      Market for the Registrant's Partnership Interests and
               Related Partnership Matters...............................................................  II-1

Item 6.      Selected Financial Data-Registrant..........................................................  II-1

Item 7.      Management's Discussion and Analysis of Financial Condition and Results of Operations.......  II-2

Item 7A.     Quantitative and Qualitative Disclosures About Market Risk..................................  II-8

Item 8.      Financial Statements and Supplementary Data.................................................  II-8

Item 9.      Changes in and Disagreements with Accountants on Accounting and Financial Disclosures.......  II-8

                                                      PART III

Item 10.     Directors and Executive Officers of the Registrant..........................................  III-1

Item 11.     Executive Compensation......................................................................  III-2

Item 12.     Security Ownership of Certain Beneficial Owners and Management..............................  III-3

Item 13.     Certain Relationships and Related Transactions..............................................  III-4

                                                      PART IV

Item 14.     Exhibits, Financial Statement Schedules and Reports on Form 8-K.............................  IV-1

Signatures...............................................................................................  IV-4

                                     PART I

INTRODUCTION

    The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this report and other Partnership filings (collectively "SEC Filings") under the Securities Act of 1993, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including statements regarding the effect of government regulations. Actual results may differ materially from those described in the forward looking statements and will be affected by a variety of factors including national and local economic conditions, the general level of interest rates, terms of governmental regulations that affect the Partnership and interpretations of those regulations, the competitive environment in which the Partnership operates, and the availability of working capital.

ITEM 1. BUSINESS

                              OWNERSHIP STRUCTURE

    Capital Income Properties-C Limited Partnership (the Partnership) was formed as of December 15, 1984, under the District of Columbia Uniform Limited Partnership Act for the purpose of investing in a mixed use development located in Bethesda, Maryland, consisting of a hotel, an office building containing both office and retail space, a retail pavilion and a parking facility (the Development). The investment was accomplished through the purchase of a limited partnership interest in Bethesda Metro Center Limited Partnership (BMCLP), a Maryland limited partnership which owns, operates and maintains the Development.

    Between October 21, 1985 and December 31, 1985, 600 limited partnership interests (Units) were sold to the public through a private placement offering with an aggregate offering price of $60,000,000 (reduced to $59,639,200 for Units paid in full at a discount at inception) conducted pursuant to Section 4
(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder. As a result of the transfers of fractional-units, the outstanding units are held by approximately 700 limited partners (Investors) of the Partnership. As of December 31, 1990, the Partnership had received capital contributions from Investors in an aggregate amount equal to $59,599,769. No additional capital contributions have been received since December 31, 1990.

    The Partnership made all of its payments of capital contributions totaling $42,500,100 to BMCLP in nine installments commencing in December 1985 and ending in March 1990 in return for a 92.5% limited partnership interest in BMCLP. Such capital contributions were funded with the proceeds of the Investors' capital contributions to the Partnership. Effective June 15, 1992 the Investors voted, in connection with a loan modification, to remove the managing general partners of BMCLP and to make an affiliate of the Managing General Partner of the Partnership (C.R.C.C. of Bethesda, Inc.) the managing general partner of BMCLP. The affiliate of the Managing General Partner of the Partnership is able to exercise significant control over the operating, financing and investing activities of BMCLP. Accordingly, effective June 15, 1992, the Partnership commenced reporting of its financial statements on a consolidated basis of accounting for its investment in BMCLP. Prior to the assumption by C.R.C.C. of Bethesda, Inc. of the managing general partner duties, the Partnership recorded its investment in BMCLP under the equity method.

    BMCLP was organized on November 30, 1981 and owns and operates the Development. The Development consists of a 381-room hotel known as the Hyatt Regency Bethesda (the Hotel), an office building including The Market at Bethesda Metro, which contains approximately 340,000 square feet of net rentable office space and 14,000 square feet of net rentable retail space, known as Bethesda Metro Office Building, a parking garage and an outdoor plaza with cafes, fountains and a performing arts center that converts into an ice skating rink in the winter months (collectively, the Office Building). The

Development is located on top of the subway station in downtown Bethesda, Maryland, on approximately 3.5 acres of land leased from the Washington Metropolitan Area Transit Authority (WMATA). The five floors of underground parking, with a total of approximately 1,300 parking spaces, allow direct access to the Office Building.

    The Partnership has four general partners, C.R.I., Inc. (CRI), William B. Dockser, Martin C. Schwartzberg and H. William Willoughby (the General Partners), one affiliated initial limited partner, CRICO-Bethesda Growth Partners Limited Partnership, and approximately 700 Investors. The Managing General Partner of the Partnership is CRI. Martin C. Schwartzberg retired from CRI and its affiliated business effective January 1, 1990 and has had no role in management of the Partnership since then. The Partnership is a limited partnership owning a 92.5% limited partner interest in BMCLP. The other limited partners of BMCLP are Alan I. Kay, Allan E. Rozansky (Special Limited Partners) and R & K Bethesda Metro Limited Partnership. C.R.C.C. of Bethesda, Inc. (CRCC), an affiliate of CRI, acts as BMCLP's managing general partner.

    The Hotel is managed by the Hyatt Hotels Corporation of Maryland (Hyatt) and the Office Building is managed by Realty Management Company, a former affiliate of one of the Special Limited Partners of BMCLP.

                                 SALE CONTRACT

    BMCLP has entered into a contract for the sale of the Development. A proxy will be sent to the Investors of the Partnership in March 1999 to solicit majority approval of the sale contract. There is no assurance that majority approval will be obtained, nor that a sale will take place if such approval is obtained.

ITEM 2. PROPERTIES

                                   THE HOTEL

    The Hotel is a 12-story, 381 room luxury hotel which includes 13 suites, 181 king-bedded rooms, 11 queen-bedded rooms and 176 double-bedded rooms, with a 120-foot high central atrium lobby. The Hotel has a 104-seat restaurant and a lobby bar, and contains two levels of convention, meeting and banquet facilities. The 7,300 square foot Crystal Ballroom can accommodate over 450 people school-room style and seat approximately 700 and 620 people for receptions and banquets, respectively. There are thirteen additional conference rooms capable of accommodating from 30-150 people for banquets and from 40-200 people for receptions. In addition, there are two executive conference rooms.

                              THE OFFICE BUILDING

    The Office Building is a 17-story deluxe office building featuring a lobby atrium garden and a 130-foot hanging sculpture, with The Market at Bethesda Metro, a glass enclosed retail pavilion of European design containing three levels of shopping, restaurants, convenience stores, services and offices, connected to the Office Building at the plaza level. An outdoor plaza offers year-round activities. In the winter months, an outdoor ice arena is centrally located in the plaza. However, due to various leaks and the need to replace the refrigerant system, the ice rink did not open for the 1998 - 1999 winter season. During the warmer months, the ice arena converts into an outdoor eating plaza and performing arts center, where outdoor cafes, vendors, sculptures, fountains and various activities are located. The Office Building is managed by Realty Management Company (Realty), a former affiliate of one of the Special Limited Partners.

                                 THE LAND LEASE

    BMCLP entered into a non-recourse Land Lease with WMATA, dated December 1, 1981, pursuant to which BMCLP leases the land on which the Development is built, for a term of 50 years, renewable at the option of BMCLP for an additional term of 49 years.

    As of December 1, 1985 and continuing throughout the remainder of the initial lease term, BMCLP is required to pay WMATA a minimum annual rental of $1,600,000 in equal quarterly installments in advance. Further, BMCLP is obligated to pay WMATA additional rent in an amount equal to 7.5% of all Gross Income (which is defined in the Land Lease as gross receipts) in excess of $31,000,000, commencing in calendar year 1986 and payable within 90 days of the end of the calendar year to which each payment relates. In 1998, the minimum annual rental payments of $1,600,000 were made. Additionally, $105,930 has been accrued as of December 31, 1998 as additional rent due to WMATA for 1998. No additional rent was due for 1997 or 1996.

    WMATA may terminate the Land Lease at least thirty (30) days after giving BMCLP notice if (1) BMCLP fails to make a payment of minimum or additional rent for 30 days after notice of such failure from WMATA or (2) BMCLP fails to perform any other covenants contained in the Land Lease for 60 days after notice of such failure from WMATA. No such default notices have been received.

                         MANAGEMENT OF THE DEVELOPMENT

HOTEL MANAGEMENT

    Hyatt manages the Hotel under the name of Hyatt Regency Bethesda, in accordance with the terms and conditions of the Management Agreement dated March 1, 1982. The Management Agreement provides that the term will expire on December 31, 2015, unless earlier terminated in accordance with its terms. Hyatt is given substantial control and discretion in the operation of the Hotel, including the right on behalf of BMCLP to negotiate all agreements necessary to the operation of the Hotel and the right to determine the charges for rooms, entertainment, food and beverages, to determine labor policies, and to conduct all phases of promotion and publicity relating to the Hotel.

    Pursuant to the Management Agreement, Hyatt also provides "chain services" to the Hotel consisting of: (1) convention, business and sales promotion services, (2) advertising, publicity and public relations services, (3) food and beverage, personnel and other departmental supervision and control services, and
(4) centralized reservations services, for which BMCLP is to pay its allocable share of the Hyatt expenses.

    Hyatt will be relieved of its obligation to operate the Hotel as a first-class hotel and may, in addition, terminate the Management Agreement: (1) if prevented from performing its obligations by events beyond Hyatt's control,
(2) in the event of a breach by BMCLP of any provision of the Management Agreement, or (3) if there is a limitation on Hyatt's ability to expend funds for the Hotel, such as would result from BMCLP's failure to provide adequate working capital or replacement reserves, as required under the Management Agreement.

    The Management Agreement places the following financial obligations on BMCLP.

    (1) BMCLP must set aside 3% of gross receipts (as defined in the Management Agreement as all revenues and income of any kind from the Hotel) as a reserve for the replacement of the Hotel's furnishings and equipment.

    (2) BMCLP must assure that there is sufficient working capital on hand to make timely payment of all current obligations of the Hotel (including the annual management fee) and to assure the uninterrupted and efficient operation of the Hotel as a first class hotel development.

    (3) BMCLP must reimburse Hyatt for the Hotel's pro rata share of Hyatt's reservation expenses incurred in providing the chain services.

    (4) BMCLP must pay Hyatt an annual management fee of (i) a basic fee, equal to 4%, as set forth below, of the gross receipts of the Hotel, and (ii) a contingent incentive fee equal to the amount by which 20% of the profit, before management fees, for such fiscal year exceeds the basic fee payable for such fiscal year.

    As of December 31, 1998 the above financial obligations were met by BMCLP. By agreement, the basic fee was reduced to 3% for the period from December 31, 1991 to December 31, 1995; as of January 1, 1996, the basic management fee returned to 4%. Management fees paid to Hyatt for the years ended December 31, 1998, 1997 and 1996 were approximately $870,000, $788,000 and $734,000, respectively; the incentive fees earned for the years ended December 31, 1998, 1997 and 1996 were approximately $560,000, $466,000 and $356,000, respectively.
  These incentive management fees were included in due to affiliates in the accompanying consolidated financial statements in Part IV of this document. Of these amounts, approximately $260,000 of incentive management fees earned during 1998 were paid during 1999, in accordance with the Management Agreement. The remaining incentive management fees earned during 1998, as well as all incentive management fees earned during 1997 and 1996, have been deferred in accordance with the Management Agreement.

    BMCLP is currently involved in the arbitration of a dispute with Hyatt and is attempting to terminate the Management Agreement. See Part I, Item 3 for further information pertaining to this dispute.

OFFICE BUILDING MANAGEMENT

    The Office Building is managed by Realty, an affiliate prior to July 1, 1988 of one of the Special Limited Partners. BMCLP entered into an agreement with Realty, dated January 31, 1985, in which Realty was to manage the Office Building for a term of twenty years commencing with the date the Office Building opened. Under the terms of that agreement, Realty received a management fee equal to 4% of all income collected from the operation of the Office Building, to be paid monthly. However, Realty agreed to allow BMCLP to defer payment of its management fees, effective January 1, 1992, through the date of the restructuring of the original mortgage debt, and use the funds for required payments to the former lender.

    In connection with the debt restructuring on November 16, 1994, BMC Lender Partnership (BMC), the holder of the amended and restated second mortgage note, paid Realty $1,000,000 to terminate its former twenty year management contract with BMCLP (which amount is not part of any financing for which BMCLP is liable). At that time BMCLP entered into a new management contract with Realty for a term of one year which will automatically renew for successive one year periods so long as Realty is not then in default of the management contract. The agreement provides for a management fee in the amount of 4% of total revenues from the Office Building. Of this amount, one-half or 2% shall be paid by Realty to BMC, during the term of the amended and restated second mortgage loan, in partial consideration for the $1,000,000 payment to terminate the original contract. Management fees for the years ended December 31, 1998, 1997 and 1996 were approximately $409,000, $403,000 and $401,000, respectively.

    In addition to management fees, Realty also receives leasing commissions for leasing certain space in the Office Building. For the years ended December 31, 1998, 1997 and 1996, approximately $107,000, $174,000 and $466,000, respectively, were paid to Realty for such leasing commissions.

    Realty was formed in 1976. It has informed the Partnership that it now has approximately 20 employees and manages approximately 1,000,000 gross square feet of space.

    As of December 31, 1998, there were approximately 50,000 square feet of office space available for rent in the Office Building. Retail and marketplace space was 89% occupied as of December 31, 1998 with approximately 1,500 square feet available for rent. See page II-7 for average occupancy percentages.

PARKING GARAGE MANAGEMENT

    Monument Parking Co., Inc. (Monument) entered into a garage lease with BMCLP, dated March 14, 1983, pursuant to which BMCLP leased to Monument the underground parking garage from the date that it opened. Under the garage lease, Monument pays rent to BMCLP in an amount equal to the gross receipts of the parking garage less all operating expenses thereof, including an annual management fee to Monument in the amount of $65,000, until adjusted gross receipts (defined as all cash, revenue and compensation received from garage operations, reduced by parking taxes and other operating expenses) equal $1,500,000.

    Monument retains 10% of all adjusted gross receipts in excess of $1,500,000 until the adjusted gross receipts reach $2,000,000, as an incentive fee. In addition, Monument retains 30% of all adjusted gross receipts in excess of $2,000,000, as a further incentive fee. In 1998, 1997 and 1996, adjusted gross receipts equaled $1,092,041, $1,126,162 and $1,154,985, respectively, and thus no incentive fee was due for any of these years.

    The garage lease requires Monument to provide parking privileges to tenants of the Office Building, their guests and employees and the guests and employees of the Hotel on a priority basis.

                                BMCLP FINANCING

ORIGINAL MORTGAGE DEBT

    On December 23, 1985, BMCLP entered into a ten-year, nonrecourse mortgage note (the First Mortgage Note) with Great Western Bank (Great Western) in the amount of $120,000,000. The First Mortgage Note provided for a variable interest rate, adjustable monthly, of 2.75% in excess of the Federal Home Loan Bank Board Eleventh District weighted-average cost of funds.

    On July 1, 1987, BMCLP entered into a five-year nonrecourse mortgage note (the Second Mortgage Note) with Great Western for $10,000,000 together with a modification of the First Mortgage Note. Principal and accrued interest were due at maturity. The proceeds of this loan were used to fund operating deficit requirements. The Second Mortgage Note also provided for a variable interest rate, adjustable monthly, of 4% in excess of the Federal Home Loan Bank Board Eleventh District weighted-average cost of funds.

    On September 17, 1985, BMCLP entered into a nonrecourse mortgage note (the Third Mortgage Note) in the amount of $3,000,000 with Iroquois Financial Corporation (Iroquois), an affiliate of the Special Limited Partners of BMCLP, with interest at a rate of 9.0%. Payments of principal and interest were contingent upon available net cash flow as defined in the agreement.

    On October 12, 1990, BMCLP was notified by Great Western that an event of default had occurred related to the nonpayment of its debt service obligation under the First and Second Mortgage Notes (collectively, the Notes). Effective June 15, 1992, Great Western and BMCLP entered into a modification which superseded all previous modifications and was in effect until the restructuring on November 16, 1994, as discussed below.

    The modification provided for interest to be accrued at the stated rate, adjusted as set forth in the original Notes, and for interest payments in an amount equal to all of BMCLP's net cash flow, as defined, to be due and payable monthly. All accrued but unpaid interest was added to principal and was to be due in full at maturity. No regular principal payments were required.

    The modification also provided for quarterly payments (Excess Payments) to be paid to Great Western beginning March 1992. However, BMCLP paid all net cash flow to Great Western, and, therefore, did not itself have cash to make the Excess Payments. These Excess Payments were partially funded to Great Western from management fees waived by Hyatt and those deferred by Realty and Capitol Hotel Group (CHG), an affiliate of the General Partners. During 1994, BMCLP was advanced a total of

$193,916, including accrued interest, from CRI for the payment of the Excess Payments due. BMCLP paid $796,876 of Excess Payments to Great Western in 1994, as required. Under the restructured debt, which occurred November 16, 1994, as discussed below, no further Excess Payments were required.

RESTRUCTURING OF ORIGINAL MORTGAGE DEBT

    On November 16, 1994, Great Western sold the Notes to BMC Lender Partnership
(BMC), an unaffiliated entity which amended and restated the First and Second Mortgage Notes. BMC amended and restated the First Mortgage Note (the Restated First Mortgage Note) to a principal amount of $48,000,000 and sold the Restated First Mortgage Note to General Electric Capital Corporation (GECC). BMC amended and restated the Second Mortgage Note (the Restated Second Mortgage Note) (collectively, the Restated Notes) to a principal amount of $10,000,000 advanced at closing. Of the total $58 million principal amount of the Restated Notes, $55 million was paid to Great Western in consideration for the Notes, approximately $1.8 million was used to fund loan fees and related costs on behalf of BMCLP, approximately $200,000 was used to fund interest and insurance premiums at the closing date, and the remaining amount of approximately $1.0 million was deposited into an escrow account restricted for working capital requirements.

    The Restated First Mortgage Note requires monthly interest payments in arrears, payable at 4.25% in excess of the GECC Composite Commercial Rate which, at December 31, 1998 and 1997 was 5.27% and 5.79%, respectively. In addition to monthly interest payments, monthly principal payments are due in the amount of $108,333. Furthermore, if certain major tenants of the Office Building, as defined in the Restated First Mortgage Note agreement, do not exercise an option to renew, or if they cancel their leases, additional principal payments equal to 100% of net cash flow, as defined, must be remitted to GECC. These payments must continue until the space vacated is 93% rented and other minimum financial conditions are met. One of the major tenants of the Office Building cancelled its lease at the end of 1998 and moved out of its space at the end of February 1999. No additional principal payments have been paid or requested to be paid by GECC and therefore have not been reflected in the accompanying financial statements. All unpaid principal is due at the maturity date, which is November 30, 2001. Additional advances may be made by GECC in an aggregate amount not to exceed 50% of all previously made principal payments. Any additional advances are generally intended to fund tenant improvements, leasing costs and other capital improvements, but may be used to fund other cash flow needs as well. For the years ended December 31, 1998, 1997 and 1996, GECC advanced $222,434, $535,899 and $975,001, respectively, to BMCLP for capital improvements, tenant improvements and leasing costs. Interest accrued on cumulative advances is included in interest expense, and is also added to the balance of the Restated First Mortgage Note.

    Annual principal payments due on the Restated First Mortgage Note follow.

1999...........................................................  $1,299,996
2000...........................................................   1,299,996
2001...........................................................  42,150,008
                                                                 ----------
Total..........................................................  $44,750,000
                                                                 ----------
                                                                 ----------

    Additionally, under the terms of the Restated First Mortgage Note, an interest reserve account to be used as additional collateral under the Restated First Mortgage Note was established. Monthly payments of $23,125 were made into this reserve beginning January 1, 1995 through December 1, 1998, as discussed in
Note 2 to the consolidated financial statements. As of December 31, 1998 and 1997, the interest reserve balance was $1,135,046 and $832,500, respectively.

    The Restated Second Mortgage Note stipulates that 16% interest is payable monthly from available cash flow, as defined, on a cumulative basis. Based on the provisions of the Restated Second Mortgage Note, BMCLP's cash flow from operations shall be disbursed in priority, as follows.

    (1) Debt service and reserves on the Restated First Mortgage Note.

    (2) Establishment of working capital reserves of $50,000 plus an amount reasonably required to pay ordinary and necessary expenses of operations.

    (3) Debt service on the Restated Second Mortgage Note (to the extent of available cash flow).

    (4) Principal and interest on additional advances, as discussed below, if any, made to BMCLP by BMC.

    (5) 75% of the remaining net cash flow (as defined) to BMC and 25% of the remaining net cash flow to BMCLP (less up to $50,000 per year to cover management and administrative costs of the Partnership and/or CRCC), subject to the establishment of the reserves as stipulated in the agreement, as discussed below.

    Furthermore, BMC is entitled to an Economic Value Participation Interest, as defined, which requires BMCLP to pay the following at the sale of the property, or refinancing or maturity of the Restated Notes.

    (1) 75% of the amount by which the "Economic Value" of the Development, as defined, up to $100 million, exceeds the unpaid principal balance and accrued interest under the Restated Notes, and

    (2) 50% of the Economic Value in excess of $100 million.

    In general, the Economic Value is defined by the Restated Second Mortgage Note as the value of the Development as determined by the Partnership or the average of three independent appraisals, if deemed necessary by BMC. Historically, the Partnership has not received appraisals of the Development in order to determine the Economic Value. However, in the opinion of the Managing General Partner, based on its knowledge of the Development and the real estate market, the Economic Value Participation Interest due to BMC as of December 31, 1998 and 1997, is not in excess of the deferred gain recorded by the Partnership as of each of those dates.

    In 1998, 1997 and 1996, $150,000 was paid each year to BMC as 75% of remaining net cash flow for 1997, 1996 and 1995. Also in 1998, 1997 and 1996, $50,000 was paid each year to CRCC as BMCLP management fees for 1997, 1996 and 1995, respectively; such amounts are included in management fees in the accompanying consolidated statements of operations. Additionally, $150,000 and $50,000 were accrued for net cash flow participation and management fees, respectively, as of both December 31, 1998 and December 31, 1997 for fiscal years 1998 and 1997, respectively.

    The Restated Second Mortgage Note is due on November 30, 2001 and no principal payments are required until then. However, any amounts remitted to BMC with respect to its 75% net cash flow participation described above may be re-advanced to BMCLP for payment of debt service on the Restated First Mortgage Note, repairs, capital improvements, leasing commissions, tenant concessions and improvements, taxes and ground lease payments. These advances are limited to 75% of the total amount required to fund these items. The remaining 25% must be funded by BMCLP. BMC has reserved the right, but does not have the obligation, to make up to $5 million in additional advances that would be secured under its Restated Second Mortgage Note. These additional advances would carry an interest rate of 18% payable from available net cash flow, as defined, and would also be due on November 30, 2001. As of December 31, 1998, no additional advances have been made.

    BMC required that BMCLP deposit a deed in lieu of foreclosure in escrow to be recordable in the event of a default under the Restated Second Mortgage Note. CRCC agreed to amend and restate various "no bankruptcy" agreements of the type the original lender, Great Western, had required of it and certain affiliates. The new agreements are not secured or guaranteed, but a default thereunder could trigger the recordation of the escrowed deed in lieu of foreclosure. An event of default would occur if an entity other than CRCC became a General Partner of BMCLP (and could potentially put BMCLP in bankruptcy).

    Additionally, under the terms of the Restated Second Mortgage Note, the Partnership received working capital reserves as proceeds in connection with the November 16, 1994 debt restructuring. These funds are held by BMC in an escrow account and can be used by BMCLP to fund any operating expenses by demonstrating the need for such funds to BMC. As of December 31, 1998 and December 31, 1997, the balance in the escrow account was $319,294 and $273,654, respectively. There were no withdrawals from or deposits to the reserve by BMCLP during 1998 or 1997.

    A purchase money mortgage had been placed upon the Development as of September 17, 1985 to secure payment for the $3,000,000 purchase by BMCLP of the partnership interest in BMCLP held by Iroquois Financial Corporation (Iroquois), a Maryland corporation, which, the Partnership has been advised, is owned 50% by Alan I. Kay and Allan E. Rozansky and 50% by an individual unaffiliated with Alan I. Kay and Allan E. Rozansky or the General Partners. The purchase money note (the Third Mortgage Note) was subordinated to the Second Mortgage Note as
of July, 1987.   The Third Mortgage Note bears simple interest at 9%. In
connection with the debt restructuring on November 16, 1994, the Third Mortgage Note was amended to provide that interest is due and payable annually only to the extent funds are available after taking into account payment of amounts due and payable on the Restated Notes and a payment of up to $50,000 per year to CRCC and/or the Partnership to cover costs of management and administration. Accrued but unpaid interest is to be deferred without interest and is to be paid, together with the outstanding principal balance of the Third Mortgage Note, upon the earliest of: (i) sale of the assets of BMCLP; (ii) refinancing of the Restated Notes for an amount in excess of the aggregate outstanding principal balances due thereunder; or (iii) one day later than the later of any Maturity Date under the Restated Notes. As of December 31, 1998 and 1997, accrued interest of $3,589,500 and $3,319,500, respectively, has been added to the outstanding principal balance of $3,000,000 in accordance with the amended Third Mortgage Note. No net cash flow, as defined in the agreement, was available for repayment of this note during 1998, 1997 or 1996.

    Substantially all of BMCLP's property and equipment is pledged as collateral to the Restated First and Second Mortgage Notes and to the Third Mortgage Note.

DEBT FORGIVENESS

    BMCLP's outstanding obligation under the Restated Notes prior to the restructuring was $197,754,727. In accordance with Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructurings" ("SFAS 15"), the net carrying amount of the outstanding principal and accrued interest prior to the restructuring in excess of the total estimated future cash payments for principal and interest (based on the interest rate in effect on the date of restructuring for the Restated First Mortgage
Note) of the Restated Notes was recorded as a deferred gain on debt restructuring in the accompanying consolidated balance sheets. Under SFAS 15, a debtor should not recognize a gain on restructuring involving indeterminate future cash payments (the floating rate interest on the Restated First Mortgage Note and the Economic Value Participation Interest on the Restated Second Mortgage Note) as long as the maximum total future cash payments may exceed the carrying amount of the debt. For purposes of applying SFAS 15, the Restated Notes have been aggregated, as the restructuring was negotiated between BMCLP and a single lender.

    Based on the Restated First Mortgage Note's interest rate of 9.52% and 10.04% in effect at December 31, 1998 and 1997, respectively, and the monthly principal curtailments of $108,333 as stipulated in the Restated First Mortgage Note, the estimated total future obligation for principal and interest is $56,666,258 and $62,774,907 at December 31, 1998 and 1997, respectively, including additional draws subsequent to the restructuring. As a result of the fluctuations of the interest rate on the Restated First Mortgage Note, the Partnership continues to remeasure the estimated total future obligation for principal and interest based upon changes in the underlying index. Differences in the total estimated future obligation resulting from interest rate changes are reflected as a reclassification between the Restated First Mortgage Note and deferred gain on debt restructuring. For the years ended December 31, 1998 and 1996,

$651,018 and $990,767, respectively, were reclassified from the Restated First Mortgage Note to the deferred gain on debt restructuring. For the year ended December 31, 1997, $551,054 was reclassified from the deferred gain on debt restructuring to the Restated First Mortgage Note.

    With regard to the Restated Second Mortgage Note, the total estimated future obligation for payment of principal and interest at the time of the restructuring, based on the fixed interest rate of 16%, was $21,200,000. This amount exceeded the carrying amount of the Second Mortgage Note prior to restructuring of $19,380,974. As noted above, the Restated Notes have been aggregated for accounting purposes. Therefore, in accordance with SFAS 15, this difference of $1,819,026, which represents a constant additional interest obligation based on the fixed interest rate, is being accrued for and added to the Restated Second Mortgage Note principal balance over the term of the Restated Second Mortgage Note as a reclassification from the deferred gain on debt restructuring. For each of the years ended December 31, 1998, 1997 and 1996, $259,860 was reclassified from the deferred gain on debt restructuring to the Restated Second Mortgage Note.

    Due to the variable interest rate on the Restated First Mortgage Note and BMCLP's potential liability to BMC as a result of the Economic Value Participation Interest, the total future obligations under the Restated Notes, including future interest and contingent payments, cannot currently be determined. Therefore, the deferred gain on debt restructuring will not be recognized as an extraordinary gain unless it is realized through repayment or refinancing of the Restated Notes. As of December 31, 1998 and 1997, the deferred gain on debt restructuring was $98,998,507 and $98,607,349, respectively.

                          OPERATING DEFICIT OBLIGATION

    For operating deficits which arise, the BMCLP Limited Partnership Agreement
(LPA) provides that Alan I. Kay and Allan E. Rozansky and their affiliates (collectively, R&K) are required to loan, or cause to be loaned, all amounts necessary to pay operating deficits (Operating Deficit Loans) up to an aggregate principal amount of $15,600,000. R&K and the Partnership have agreed that the former Second Mortgage Note of $10,000,000 was an Operating Deficit Loan "caused to be" made to BMCLP by R&K. Further, R&K's Operating Deficit Loan obligation limit of $15,600,000 was increased by (1) an amount equal to the net positive difference between the interest due and payable under the original terms of the First Mortgage Note and the interest due and payable under the original First Mortgage Note as a result of the third loan modification and (2) the amount that interest accruing on the original Second Mortgage Note exceeded the interest that would have accrued had the loan been made directly by R&K. At December 31, 1998, BMCLP estimates that R&K's total operating deficit obligation has increased to approximately $29,000,000, although R&K do not concur with this amount. As of December 31, 1998 and 1997, R&K have provided $2,599,769 and $2,490,352, respectively, including accrued interest, to BMCLP to fund operating deficits under this provision of the LPA. Interest on amounts advanced to BMCLP for operating deficits is accrued at the prime rate plus 1% and will be repaid subject to the terms of the Restated Notes and then out of 50% of cash flow available after payment of certain priorities as set forth in the BMCLP partnership agreement. These Operating Deficit Loans shall be repaid in full upon the earlier to occur of (1) fifteen years from the date of such loans or
(2) liquidation, sale or refinancing of the Development (except a refinancing which does not exceed the outstanding principal balance of the original First Mortgage Note).

    The obligation of R&K to make or cause to be made Operating Deficit Loan(s) is jointly and severally guaranteed by Alan I. Kay and Allan E. Rozansky and further secured by the expense allowance payable to Alan I. Kay and Allan E. Rozansky, the incentive management fee payable to Rozansky & Kay Construction Company (R&KCC), one-half ( 1/2) of the disposition fee payable to Alan I. Kay and Allan E. Rozansky from the proceeds of any sale of the Development, and any distributions made to Alan I. Kay and Allan E. Rozansky from the net cash flow of BMCLP or from the proceeds of any sale or refinancing of BMCLP. All obligations of R&KCC have been assumed by Alan I. Kay and Allan E. Rozansky.

ITEM 3. LEGAL PROCEEDINGS

    As mentioned previously, the Hotel is managed by Hyatt, in accordance with the Management Agreement dated March 1, 1982. BMCLP can terminate the Management Agreement upon no less than 60 days written notice if, for two successive fiscal years after December 31, 1995 (referred to as the Sixth Full Year), the Owner's Remittance Amount (as defined) is less than the annual principal and interest payments paid on the First Mortgage Note (presently the Restated First Mortgage
Note), up to a maximum of $6,250,000. This shortfall occurred in 1996 and 1997. Accordingly, BMCLP explored the possibility of engaging a different hotel manager, but Hyatt would not agree to let the Partnership retain the franchise unless Hyatt managed the hotel. Instead, BMCLP and Hyatt began negotiating a new Management Agreement with a lower fee and other provisions more favorable to BMCLP than the existing Management Agreement. For example, BMCLP desires to eliminate the provision in the existing agreement that BMCLP may not sell or transfer the Hotel or any portion thereof without the prior approval of Hyatt, which may not be unreasonably withheld and will be based upon, among other things, the ability of the prospective purchaser or transferee to fulfill BMCLP's financial obligations under the Management Agreement. However, during these negotiations, Hyatt asserted for the first time that the determination of whether or not a shortfall had occurred must be based on the portion of the Restated First Mortgage Note allocable to the Hotel, rather than the entire debt service, and that based on their analysis, a shortfall may not have occurred in 1996 or 1997. BMCLP vigorously disagrees with this assertion, and on April 21, 1998 sent a notice to Hyatt terminating the Management Agreement effective July 31, 1998. At the same time, BMCLP exercised its right under the Management Agreement to demand arbitration seeking a declaratory judgment that BMCLP's termination of Hyatt is proper and effective, and also seeking reimbursement of certain chain expenses for which BMCLP believes Hyatt has overcharged. The parties initially agreed to postpone the termination until October 31, 1998 and the arbitration for 90 days. The parties have subsequently extended these dates several times. Currently, the arbitration and termination have been stayed by agreement until March 1, 1999 and April 15, 1999, respectively, although the parties have verbally agreed to a further extension to April 1, 1999 and May 17, 1999, respectively, to allow the parties time potentially to resolve their differences. The parties are presently formalizing this verbal agreement. The Managing General Partner cannot currently predict whether the parties will be able to resolve their differences, and if not, the impact on the accompanying consolidated financial statements of the outcome of the arbitration.

    In the event of a sale of the Development, as discussed below, the sale agreement states that the purchaser shall negotiate a new management agreement with Hyatt, and if the purchaser fails to reach such an agreement, that the purchaser shall assume the Management Agreement at the sale's closing and shall accept the Development subject to the Management Agreement and the arbitration previously described. The Management Agreement calls for Hyatt's consent to the assignment, which shall not be unreasonably withheld. The Partnership can provide no assurance that Hyatt would consent to an assignment under the circumstances described.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

    BMCLP has entered into a contract for the sale of the Development. A proxy will be sent to the investors of the Partnership in March 1999 to solicit majority approval of the sale contract. There is no assurance that majority approval will be obtained, nor that a sale will take place if such approval is obtained.

                                    PART II

ITEM 5. MARKET FOR THE REGISTRANT'S PARTNERSHIP INTERESTS AND
       RELATED PARTNERSHIP MATTERS

    There is no established public trading market for the Units and it is not anticipated that a public trading market for the Units will develop. Article VII of the Partnership Agreement governs transfer or assignment by an Investor of his or her limited partner interest in the Partnership. Transfer or assignment by an Investor of his or her limited partner interest is restricted and may not be made without the consent of the Managing General Partner.

    Section 7.02 of the Partnership Agreement describes the procedure for transferring a limited partner interest. Units may be sold, transferred, assigned or otherwise disposed of by an Investor only if, in the opinion of counsel for the Partnership, registration is not required under the Securities Act of 1933 and such transfer and assignment would not violate state securities or "blue sky" laws (including investment suitability standards).

    As of December 31, 1998, there were approximately 700 holders of record of approximately 600 Units. There have been no cash distributions to the Investors since the inception of the Partnership.

ITEM 6.  SELECTED FINANCIAL DATA--REGISTRANT

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                              ---------------------------------------------------------------
                                                 1998       1997 (3)     1996 (3)     1995 (3)     1994 (3)
                                              -----------  -----------  -----------  -----------  -----------
Revenue (1).................................  $32,845,782  $29,778,744  $28,411,536  $27,042,636  $25,454,566
Operating expenses (1)......................  (16,307,332) (15,150,993) (14,438,321) (14,067,462) (13,694,193)
Depreciation and Amortization...............   (4,658,258)  (4,748,292)  (4,889,241)  (5,335,679)  (5,139,013)
Interest expense............................   (1,326,848)  (1,465,120)    (964,767)  (1,056,102) (12,737,570)
Other expenses (1)..........................   (5,032,815)  (4,858,793)  (4,753,208)  (4,222,978)  (4,507,652)
                                              -----------  -----------  -----------  -----------  -----------
Net income (loss)...........................  $ 5,520,529  $ 3,555,546  $ 3,365,999  $ 2,360,415  $(10,623,862)
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Net income (loss) attributed to minority
  interest (2)..............................  $ 5,556,484  $ 3,593,522  $ 3,395,921  $ 2,392,013  $(10,596,812)
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Net loss attributed to Partnership..........  $   (35,955) $   (37,976) $   (29,922) $   (31,598) $   (27,050)
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Net loss allocated to General Partners and
  affiliated Initial Limited Partner (1%)...  $      (360) $      (380) $      (299) $      (316) $      (270)
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Net loss allocated to Additional Limited
  Partners (99%)............................  $   (35,595) $   (37,596) $   (29,623) $   (31,282) $   (26,780)
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Net loss per unit of Additional Limited
  Partnership interest based on 600 units
  issued and outstanding....................  $    (59.33) $    (62.66) $    (49.37) $    (52.14) $    (44.63)
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Total Property and Equipment, net...........  $76,385,131  $79,633,610  $82,670,172  $85,718,935  $89,123,745
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Total Assets................................  $90,095,414  $90,320,008  $91,943,571  $93,929,081  $98,232,016
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Total Mortgage Debt and Deferred Gain on
  Restructuring.............................  $176,217,345 $183,027,199 $189,609,181 $195,883,849 $203,264,227
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------

------------------------

(1) Certain amounts in the 1997, 1996, 1995 and 1994 selected financial data have been reclassified to conform to to the 1998 presentation.

(2) The cumulative net loss attributable to minority interest of $96,093,298, $101,649,782 and $105,243,304 as of December 31, 1998, 1997 and 1996,
    respectively, represents losses not attributable to the partners of the Partnership. (See the Consolidated Statements of Partners' Deficit in the Consolidated Financial Statements located in Part IV of this document.) Cumulative BMCLP losses in excess of the Partnership's investment in BMCLP are comprised of $77,472,839, which represents BMCLP's cumulative losses prior to June 15, 1992 (the consolidation date), plus net cumulative additional excess BMCLP losses at December 31, 1998, 1997 and 1996 of $18,620,459, $24,176,943 and
    $27,770,465, respectively. The cumulative BMCLP losses in excess of the Partnership's investment have been reflected as losses attributable to minority interest at consolidation date, and the BMCLP income and losses subsequent to June 15, 1992 have been consolidated into the operating accounts of the Partnership for the years ended December 31, 1998, 1997 and 1996.

(3) The selected financial data for the years ended December 31, 1997, 1996, 1995 and 1994 have been restated to reflect the change in accounting treatment for the Partnership's mortgage debt. (See the Notes to the Consolidated Financial Statements located in Part IV of this document.)

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                                   LIQUIDITY

    The Partnership's sole investment is its limited partner interest in BMCLP. BMCLP has experienced cash deficits in recent years as cash flow from operations has been insufficient to fund capital and debt service requirements.

    BMCLP's management is of the opinion that cash flow from operations for the year ended December 31, 1999, after funding anticipated capital and debt service requirements, will be at a break-even level. To the extent that any cash deficits arise, management may utilize certain working capital reserves established in 1994 and additional borrowing capacity under its Restated Notes. However, since access to some of the reserves and additional borrowings is contingent upon the approval of the BMC Lender Partnership (the Second Restated Note holder), there can be no assurance that management will be able to fund cash flow deficits should they arise.

    The Partnership does not have adequate cash reserves or any source of cash to fund its projected cash requirements in 1999, which are principally comprised of professional fees and administrative expenses. Additionally, absent the sale of the Development, based on the projected operating performance of BMCLP, it is unlikely that the Partnership will receive any cash distribution from its investment in BMCLP in 1999 due to priorities established for distribution of excess cash flow pursuant to the restructuring of BMCLP's mortgage notes. However, the Managing General Partner, CRI, has represented a commitment to fund projected cash flow requirements of the Partnership for the year ending December 31, 1999.

    At December 31, 1998 and 1997, the Partnership had $126 and $116, respectively, in available cash.

    During 1998, the Partnership's available cash increased $10 due to interest income, whereas accounts payable increased $35,965. The increase in accounts payable includes an increase of $30,155 in loan payable to its Managing General Partner for professional fees and administrative expenses paid on behalf of the Partnership, and an increase of $5,810 in third-party payables.

                               CAPITAL RESOURCES

    BMCLP, of which the Partnership owns a 92.5% limited partner interest, had unrestricted cash and cash equivalents of $4,628,581 and $2,071,713 at December 31, 1998 and 1997, respectively. During 1998, unrestricted cash and cash equivalents increased by $2,556,868; operating activities provided $4,114,149 of the increase, partially offset by $1,055,931 used in investing activities and $501,350 used in financing activities. The increase of $2,556,868 was due largely to the 1998 net income of $5,556,484, net of the net principal and interest payments of $7,490,506, fixed assets additions and payment of leasing costs of $1,055,931 and $328,351, respectively, and a $537,226 increase in restricted cash and cash equivalents. All of these factors were partially offset by depreciation and amortization totalling $4,658,258, proceeds from mortgage debt of $410,650, an increase in accrued interest on advances from affiliates of $716,345, and non-cash interest expense of $630,703, net. BMCLP had restricted cash and cash equivalents of $2,970,343 and $2,433,117 at December 31, 1998 and 1997, respectively.

                          OPERATING DEFICIT OBLIGATION

    For operating deficits which arise, the BMCLP Limited Partnership Agreement
(LPA) provides that Alan I. Kay and Allan E. Rozansky and their affiliates (collectively, R&K) are required to loan, or cause to be loaned, all amounts necessary to pay operating deficits (Operating Deficit Loans) up to an aggregate principal amount of $15,600,000. R&K and the Partnership have agreed that the former Second Mortgage Note of $10,000,000 was an Operating Deficit Loan "caused to be" made to BMCLP by R&K. Further, R&K's Operating Deficit Loan obligation limit of $15,600,000 was increased by (1) an amount equal to the net positive difference between the interest due and payable under the original terms of the First Mortgage Note and the interest due and payable under the original First Mortgage Note as a result of the third loan modification and (2) the amount that interest accruing on the original Second Mortgage Note exceeded the interest that would have accrued had the loan been made directly by R&K. At December 31, 1998, BMCLP estimates that R&K's total operating deficit obligation has increased to approximately $29,000,000, although R&K do not concur with this amount. As of December 31, 1998 and 1997, R&K have provided $2,599,769 and $2,490,352, respectively, including accrued interest, to BMCLP to fund operating deficits under this provision of the LPA. Interest on amounts advanced to BMCLP for operating deficits is accrued at the prime rate plus 1% and will be repaid subject to the terms of the Restated Notes and then out of 50% of cash flow available after payment of certain priorities as set forth in the BMCLP partnership agreement. Cumulative interest accrued on these advances was $1,360,882 and $1,251,465 at December 31, 1998 and 1997, respectively, and has been added to the original advance amount. For the years ended December 31, 1998 and 1997, no amounts were advanced to BMCLP for operating deficits because R&K have represented that their net worth is not significant, their assets are very illiquid and they do not have resources to meet their operating deficit obligations.

    In accordance with the terms of the Restated Notes dated November 16, 1994, BMCLP has several additional resources to fund current operating deficits. If BMCLP requires funds to pay for capital improvements, tenant improvements, leasing commissions, etc., and is in compliance with the conditions stated in the Restated First Mortgage Note, GECC shall advance for such purposes up to 50% of the amounts previously paid by BMCLP as principal payments. For the years ended December 31, 1998, 1997 and 1996, GECC advanced $222,434, $535,899 and
$975,001, respectively, to BMCLP for capital improvements, tenant improvements and leasing costs. Interest accrued on cumulative advances is included in interest expense, and is also added to the balance of the Restated First Mortgage Note.

    Upon approval of BMC Lender Partnership (BMC), BMCLP may draw upon the $1,038,654 that was placed in an escrow account at the closing of the Restated Second Mortgage Note. These funds may be used to pay operating expenses of the Development including payments under the Restated First and Second Mortgage Notes. As of December 31, 1998 and December 31, 1997, the balance in the escrow account was $319,294 and $273,654, respectively. There were no withdrawals from or deposits to the reserve by BMCLP during 1998 or 1997.

    BMC may advance additional amounts of up to $5,000,000 to BMCLP in accordance with the Restated Second Mortgage Note. Also, BMC may re-advance funds received from BMCLP as additional interest payments (75% of net cash flow) if BMCLP pays its 25% share of net cash flow held in reserves. No advances were made in 1998, 1997 or 1996.

                             RESULTS OF OPERATIONS

PARTNERSHIP

1998 VERSUS 1997

    The Partnership recorded a net loss for 1998 of $35,955 as compared with a net loss of $37,976 for 1997. Operating expenses during 1998 were $2,011 lower than 1997 primarily due to lower professional fees. Additionally, the Partnership recognized $10 in interest revenue during 1998 versus $0 in 1997.

1997 VERSUS 1996

    The Partnership recorded a net loss for 1997 of $37,976 as compared with a net loss of $29,922 for 1996. Operating expenses during 1997 were $8,054 higher than 1996, primarily due to an increase in professional fees.

BETHESDA METRO CENTER LIMITED PARTNERSHIP

1998 VERSUS 1997

    BMCLP had net income for 1998 of $5,556,484 as compared with net income of $3,593,522 for 1997. This was primarily the result of an increase in room revenue, office retail and parking rentals and food and beverage revenue. BMCLP's net income was negatively impacted by increases in rooms expense and food and beverage expense.

    Room revenue increased by $1,257,490, or 9%, from 1997 primarily due to growth in the transient market average rate. Hotel occupancy increased 2% to 82% and the average room rate increased $7 to $126 during 1998. Food and beverage revenues increased $623,938, or 10%, from 1997 primarily due to increases in public room rental and audio visual revenues. Rooms expense increased by $351,819, or 12%, from 1997 due to increased payroll related expenses, guest supplies and travel agent commissions. Food and beverage expense increased $282,729, or 6%, from 1997 primarily due to increased payroll related expenses, training and contract service expenses. The increases in room revenue and food and beverage revenue, partially offset by the increases in rooms expense and food and beverage expense, contributed to gross operating profits for the hotel exceeding 1997 by $866,442, or 11%.

    Office building revenue increased $925,488, or 10%, during 1998 compared to 1997 due to increased occupancy and rental rates. The average occupancy of the Office Building increased from 97% to 100% and the average rental rate increased from $24 to $25 per square foot. However at December 31, 1998, the physical occupancy of the Office Building was 85%, as the largest tenant moved out during October 1998 but continues to pay rent through February 28, 1999. The retail and marketplace occupancy increased from 85% to 89%. The retail and marketplace average rental rate increased from $31 to $34 per square foot. There is no assurance that these occupancy levels or rental rates will be maintained.

    Operating expenses for the Office Building for 1998 increased by $97,925, or 4%, from 1997, primarily due to increased building maintenance and administrative expenses.

1997 VERSUS 1996

    BMCLP had net income for 1997 of $3,593,522 as compared with net income of $3,395,921 for 1996. This was primarily the result of an increase in room revenue and food and beverage revenue and a decrease in amortization expense. BMCLP's net income was negatively impacted by an increase in interest expense, a decrease in office, retail and parking rentals, and an increase in food and beverage expense, insurance expense and management fees.

    Room revenue increased by $999,715, or 8%, from 1996 due to increased transient and group revenue. The Hotel experienced an increase in occupancy from 78% to 80% and an increase of $7 in average room rate over 1996. Food and beverage revenues increased by $519,486, or 9%, from 1996 due to increased in-room and banquet dining. The increase in room and food and beverage departmental profits, combined with the Hotel's cost control efforts, resulted in gross operating profits exceeding 1996 by $850,863, or 12%.

    Office building revenue decreased $149,326, or 2%, during 1997 compared with 1996 primarily due to decreased occupancy. The occupancy of the Office Building decreased from 98% to 97% while the rental rate remained constant at $24 per square foot. The retail and marketplace occupancy decreased from 92% to 85% primarily due to the expiration of two major retail leases during 1997 which were not renewed. The retail and marketplace average rental rate decreased from $33 in 1996 to $31 per square foot in 1997 primarily due to decreased rates throughout the market.

    Operating expenses for the Office Building for 1997 increased by $51,891, or 2%, from 1996, primarily due to payroll increases associated with customary raises and utility increases.

    Pertinent data regarding the operations of the Office Building and Hotel follow.

                                OFFICE BUILDING

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                            1998           1997          1996
                                                                        -------------  ------------  ------------
Leasing:
Average Space Occupied:
  Office..............................................................            100%           97%           98%
  Retail and Marketplace..............................................             89%           85%           92%
Average Rental Rate:
  Office..............................................................  $          25  $         24  $         24
  Retail and Marketplace..............................................  $          34  $         31  $         33

Operations:
Total Income..........................................................  $  10,312,630  $  9,387,142  $  9,536,468
Operating Expenses....................................................     (2,866,999)   (2,769,074)   (2,717,183)
                                                                        -------------  ------------  ------------
Gross Operating Profits (Before Depreciation, Management Fees and
  Other Fixed Costs)..................................................  $   7,445,631  $  6,618,068  $  6,819,285
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------

                                     HOTEL

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                      -------------------------------------------
                                                                          1998         1997 (1)       1996 (1)
                                                                      -------------  -------------  -------------
Actual Average Occupancy............................................             82%            80%            78%
Actual Average Room Rate............................................  $         126  $         119  $         112
Room Revenue........................................................  $  14,505,508  $  13,248,018  $  12,248,303
Food & Beverage Revenues............................................  $   6,991,728  $   6,367,790  $   5,848,304
Room Profits........................................................  $  11,231,747  $  10,326,076  $   9,450,242
Food & Beverage Profits.............................................  $   1,927,515  $   1,586,306  $   1,503,892
Gross Operating Profits (Before Depreciation, Management Fees and
  Other Fixed Costs)................................................  $   8,834,473  $   7,968,031  $   7,117,168

------------------------

(1) Certain amounts for 1997 and 1996 have been reclassified to conform to the 1998 presentation.

    It should be noted that BMCLP's investment in the Development is a high-risk investment involving many factors beyond the control of its Managing General Partner. Such factors could adversely affect the operation and value of the Development and, consequently, the value of an interest in the Partnership, to an extent not currently ascertainable. These factors, include, but are not limited to, over-building of office, hotel or commercial space; changes in general or local economic conditions including changes in interest rates; adjacent land utilization; changes in demand or use with respect to the nearby business facilities; demographic trends; increases in real estate taxes; changes in the federal income tax laws, which could be applied retroactively; local, state and federal environmental, energy, and other regulations (including regulations governing the maintenance of liquor licenses); possible restrictive changes in the uses applicable to real estate, zoning and similar land use and environmental laws and regulations; and acts of God. Local market conditions could be affected by the addition of over 1,000,000 square feet of new office space currently under construction in downtown Bethesda.

    In addition, Hotel occupancy and room rates may be adversely affected by a downturn in the business cycle or by shortages of gasoline or increases in the price of gasoline, increases in airline fare rates or the curtailment of airline service, or other constraints upon travel. Furthermore, in the event mortgage payment and/or tax assessment obligations are not met, the Partnership may sustain a loss of its equity investment as a result of foreclosure of the Restated First or Second Mortgage Notes and/or a tax sale as previously discussed.

                                 SALE CONTRACT

    BMCLP has entered into a contract for the sale of the Development. A proxy will be sent to the investors of the Partnership in March 1999 to solicit majority approval of the sale contract. There is no assurance that majority approval will be obtained, nor that a sale will take place if such approval is obtained.

                                 LEGAL MATTERS

    As mentioned previously, the Hotel is managed by Hyatt, in accordance with the Management Agreement dated March 1, 1982. BMCLP can terminate the Management Agreement upon no less than 60 days written notice if, for two successive fiscal years after December 31, 1995 (referred to as the Sixth Full Year), the Owner's Remittance Amount (as defined) is less than the annual principal and interest payments paid on the First Mortgage Note (presently the Restated First Mortgage
Note), up to a maximum of $6,250,000. This shortfall occurred in 1996 and 1997. Accordingly, BMCLP explored the possibility of engaging a different hotel manager, but Hyatt would not agree to let the Partnership retain the franchise unless Hyatt managed the hotel. Instead, BMCLP and Hyatt began negotiating a new Management Agreement with a lower fee and other provisions more favorable to BMCLP than the existing Management Agreement. For example, BMCLP desires to eliminate the provision in the existing agreement that BMCLP may not sell or transfer the Hotel or any portion thereof without the prior approval of Hyatt, which may not be unreasonably withheld and will be based upon, among other things, the ability of the prospective purchaser or transferee to fulfill BMCLP's financial obligations under the Management Agreement. However, during these negotiations, Hyatt asserted for the first time that the determination of whether or not a shortfall had occurred must be based on the portion of the Restated First Mortgage Note allocable to the Hotel, rather than the entire debt service, and that based on their analysis, a shortfall may not have occurred in 1996 or 1997. BMCLP vigorously disagrees with this assertion, and on April 21, 1998 sent a notice to Hyatt terminating the Management Agreement effective July 31, 1998. At the same time, BMCLP exercised its right under the Management Agreement to demand arbitration seeking a declaratory judgment that BMCLP's termination of Hyatt is proper and effective, and also seeking reimbursement of certain chain expenses for which BMCLP believes Hyatt has overcharged. The parties initially agreed to postpone the termination until October 31, 1998 and the arbitration for 90 days. The parties have subsequently extended these dates several times. Currently, the arbitration and termination have been stayed by agreement until March 1, 1999 and April 15, 1999, respectively, although the parties have verbally agreed to a further extension to April 1, 1999 and May 17, 1999, respectively, to allow the parties time potentially to resolve their differences. The parties are presently formalizing this verbal agreement.

    The Managing General Partner cannot currently predict whether the parties will be able to resolve their differences, and if not, the impact on the accompanying consolidated financial statements of the outcome of the arbitration.

    In the event of a sale of the Development, as discussed below, the sale agreement states that the purchaser shall negotiate a new management agreement with Hyatt, and if the purchaser fails to reach such an agreement, that the purchaser shall assume the Management Agreement at the sale's closing and shall accept the Development subject to the Management Agreement and the arbitration previously described. The Management Agreement calls for Hyatt's consent to the assignment, which shall not be unreasonably withheld. The Partnership can provide no assurance that Hyatt would consent to an assignment under the circumstances described.

                            YEAR 2000 COMPUTER ISSUE

    The Year 2000 ("Y2K") computer issue refers to the inability of many computer systems in use today to recognize "00" in the date field as the year 2000 and to recognize the year 2000 as a leap year. The Y2K problem arose because, for many years, computer software programs, including programs embedded in hardware, utilized only the last two digits to specify the year with the assumption that the first two digits were "19." As a result, such programs may not be able to recognize and process dates beyond 1999; rather they may recognize and process "00," "01," "02,", etc., incorrectly as 1900, 1901, 1902, instead of as 2000, 2001, 2002. In the opinion of computer experts, this could cause such programs to create erroneous results, malfunction, or fail completely unless corrective measures are taken.

    The Partnership utilizes software and related computer technologies essential to its operations that will be affected by the Y2K issue. To address the issue, the Managing General Partner has developed and is currently implementing a plan (the "Y2K Project") designed to ensure that the Y2K date change will not have an adverse impact on the Partnership's operations. The Y2K Project is on schedule and the Managing General Partner expects completion by the end of 1999. The Y2K Project consists of four phases-- Planning, Assessment, Implementation and Testing. The Planning Phase began early in 1998 and is complete. Under the Planning Phase, the Managing General Partner conducted an inventory of all internal hardware and software systems, data interfaces, business operations and non-information technology functions which may be susceptible to the Y2K issue. This phase was completed at the end of November, 1998. Under the next phase, the Assessment Phase, all applications and functions identified in the Planning Phase were analyzed to determine Y2K compliance and the materiality of each identified risk. In the event of noncompliance, for material risks, timetables for corrective action, as well as estimated costs to achieve compliance, were determined. This phase was completed during the first quarter of 1999. The Implementation Phase is now underway. Renovation and replacement of existing internal hardware and software systems has begun and completion is expected by June 1999. Additionally, the Managing General Partner is currently working with third party vendors and service providers to verify their Y2K compliance. Final completion of this phase is expected by June 1999. The Testing Phase, which will include testing of internal applications as well as third party systems, began during January 1999 and will continue throughout 1999. Contingency planning commenced during the fourth quarter of 1998 and will be completed by year-end 1999. Although the expense associated with the Y2K Project cannot presently be determined, the Managing General Partner does not expect it to be material.

    The Partnership has been informed that Realty has chosen to address the Y2K computer issue by retaining a consultant in the area of real estate and accounting software. The consultant is assisting Realty in researching and selecting a new property management accounting software package that will be fully functional by August 1, 1999. Realty has represented that they are committed to making any hardware changes required for the Y2K as part of this program. With regard to building systems, including energy management systems, elevator systems, and access control systems, Realty has completed an inventory and has contacted building vendors to determine their current level of Y2K compliance. For those systems not in compliance, Realty is in the process of purchasing required software. Realty does not expect the expense associated with the Y2K project to be material.

    The Partnership has been informed that Hyatt is working with Computer Sciences Corporation ("CSC") and Sabre Technology Solutions ("STS"), its technology outsourcing partners, to address the Y2K compliance status of each of its major systems and has implemented a plan in an attempt to ensure that each of its systems is Y2K compliant by a goal date of July 1999.

    Hyatt's major systems include: 1.) SPIRIT--a world-wide reservations system; 2.) Envision--a sales system used by its hotels and national sales force; 3.) Revenue Management System--used by hotels to develop forecasts and establish rate guidelines; 4.) Property Management System--used for hotel operations; and 5.) Sales and Catering Automation System--used by hotels to manage meeting room inventory and the service requirements of group customers.

    The evaluation of these systems began in 1995 and has led to a remediation plan specific to each system. Hyatt's technology outsourcers have reviewed the application business logic, application development tools, database, system management tools, operating systems, hardware and network for each system. Once each of these components is determined to be Y2K compliant, all components will be tested together transitioning to the Y2K and operating in the Y2K. Hyatt has represented that each of its major systems has been or is scheduled to be certified as Y2K compliant by June 1999. Hyatt does not expect the expense associated with the Y2K project for the Hotel to be material.

    Although Realty and Hyatt are coordinating the Y2K compliance efforts at the Office Building and the Hotel, respectively, it is ultimately the Partnership's responsibility to ensure that the operations are Y2K compliant.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

    The Partnership's earnings are affected by changes in interest rates as the result of borrowing at a floating interest rate. If the relevant interest rate on the Restated First Mortgage Note (see Part I, Item 2.) had increased, on average for 1998, by ten percent, the Partnership's annual interest expense would have increased by approximately $584,000, based on the average balance of the Restated First Mortgage Note for the year ended December 31, 1998.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

    The financial statements and supplementary data required by this Item are included in Part IV, Item 14 of this Report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

    None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

    (a), (b) and (c)

        The Partnership has no directors, executive officers or significant employees of its own.

    (a), (b), (c) and (e)

        The names, ages and business experience of the directors and executive officers of C.R.I., Inc. (CRI), the Managing General Partner of the Partnership, are as follows:

    William B. Dockser, 62, has been the Chairman of the Board of CRI and a Director since 1974. Prior to forming CRI, he served as President of Kaufman and Broad Asset Management, Inc., an affiliate of Kaufman and Broad, Inc., which managed a number of publicly held limited partnerships created to invest in low and moderate income multifamily apartment properties. For a period of 2 1/2 years prior to joining Kaufman and Broad, he served in various positions at HUD, culminating in the post of Deputy FHA Commissioner and Deputy Assistant Secretary for Housing Production and Mortgage Credit, where he was responsible for all federally insured housing production programs. Before coming to Washington, Mr. Dockser was a practicing attorney in Boston and also was a special Assistant Attorney General for the Commonwealth of Massachusetts. He holds a Bachelor of Laws degree from Yale University Law School and a Bachelor of Arts degree, cum laude, from Harvard University. He is also Chairman of the Board and a Director of CRIIMI MAE Inc. and CRIIMI, Inc.

    H. William Willoughby, 52, has been President, Secretary and a Director of CRI since January 1990 and Senior Executive Vice President, Secretary and a Director of CRI from 1974 to 1989. He is principally responsible for the financial management of CRI and its associated partnerships. Prior to joining CRI in 1974, he was Vice President of Shelter Corporation of America and a number of its subsidiaries dealing principally with real estate development and equity financing. Before joining Shelter Corporation, he was a senior tax accountant with Arthur Andersen & Co. He holds a Juris Doctor degree, a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of South Dakota. He is also a Director and executive officer of CRIIMI MAE Inc. and CRIIMI, Inc.

    Ronald W. Thompson, 52, is Group Executive Vice President--Hotel Asset Management. Prior to joining CRI in 1985, he was employed at the Hyatt Organization where he most recently served as the General Manager of the Hyatt Regency in Flint, Michigan. During his nine year tenure with Hyatt, he held senior management positions with the Hyatt Regency in Dearborn, Michigan, the Hyatt in Richmond, Virginia, the Hyatt in Winston-Salem, North Carolina and the Hyatt Regency in Atlanta, Georgia. Before joining Hyatt, Mr. Thompson worked in London, England for the English Tourist Board as well as holding management positions in Europe, Australia, and New Zealand in the hotel industry. Mr. Thompson received his education in England where he received a business degree in Hotel Administration from Winston College.

    Susan R. Campbell, 40, is Executive Vice President and Chief Operating Officer. Prior to joining CRI in March 1985, she was a budget analyst for the B.
F. Saul Advisory Company. She holds a Bachelor of Science degree in General Business from the University of Maryland.

    Melissa Cecil Lackey, 43, is Senior Vice President and General Counsel. Prior to joining CRI in 1990, she was associated with the firms of Zuckerman, Spaeder, Goldstein, Taylor & Kolker in Washington, D.C. and Hirsch & Westheimer in Houston, Texas. She holds a Juris Doctor degree from the University of Virginia School of Law and a Bachelor of Arts degree from the College of William & Mary.

    (d) There is no family relationship between any of the foregoing directors and executive officers.

    (f) Involvement in certain legal proceedings.

        None.

                                     III-1

    (g) Promoters and control persons.

        Not applicable.

ITEM 11. EXECUTIVE COMPENSATION

    (a), (b), (c), (d), (e), (f), (g), (i), (j), (k) and (l)

        As described above in Item 10, the Partnership has no officers, directors or any employees. Under the Partnership Agreement, however, the General Partners have the exclusive right to conduct the business and affairs of the Partnership. Set forth below are all fees and other consideration paid or payable to the General Partners and their affiliates, and to Alan I. Kay and Allan E. Rozansky and their affiliates, in fiscal year 1998.

       A.  OPERATIONAL PERIOD

       1.  General Partner Interests of   No distributions of net cash flow have been made through
           C.R.I., Inc., Dockser,         December 31, 1998.
           Schwartzberg and Willoughby,
           and Limited Partner Interest
           of CRICO-Bethesda in the
           Partnership.

       2.  Partnership Management Fee to  No incentive management fee was paid.
           CIP Management 14, Inc.

       3.  Partnership Interests of       No distributions of net cash flow have been made through
           CRCC, Alan I. Kay, Allan E.    December 31, 1998.
           Rozansky and R&K Construction
           Company (R&KCC) in BMCLP.

       4.  Expense Allowances to Alan I.  (A) There was no net cash flow generated by BMCLP, as
           Kay, Allan E. Rozansky and     defined, for fiscal year 1998, therefore, no expense
           CRCC in BMCLP; Management Fee  allowances were paid to Alan I. Kay, Allan E. Rozansky
           and Incentive Management Fee   and CRCC; (B) $3,000,000 payable to R&KCC for its
           to R&KCC.                      management services to BMCLP in 1986 through 1990. As of
                                          December 31, 1986, no additional management fee was
                                          payable to R&KCC and since then all additional amounts
                                          owed have been used to fund operating deficits of BMCLP
                                          in accordance with the terms of PA; and (C) there was no
                                          cash flow, as defined, generated by BMCLP in fiscal year
                                          1998, therefore, no incentive management fee was paid to
                                          R&KCC.

       5.  Additional Purchase Price to   (A) In fiscal year 1998, there were no funds available
           Sellers and an Additional      in the Operating Deficit Reserve to pay additional
           Incentive Management Fee to    purchase price to the sellers; (B) there was no net cash
           CRCC, Alan I. Kay and Allan    flow, as defined, generated by BMCLP for fiscal year
           E. Rozansky.                   1998, therefore, no additional incentive management fee
                                          was paid.

                                     III-2

       6.  Management and Administration  Management and Administrative fees relating to 1996 of
           Fees to CRCC and/or the        $50,000 were paid in 1997. Management and Administration
           Partnership                    fees relating to 1997 of $50,000 were paid in 1998.
                                          Management and Administrative fees relating to 1998 of
                                          $50,000 were accrued in 1998.

       B.  TERMINATION PERIOD

       1.  General Partners' and CRICO-   1.00% to the General Partners and 0.1% to CRICO-Bethesda
           Bethesda's Share of            of Liquidation, Sale and Refinancing Proceeds remaining
           Liquidation, Sale and          after all payments and distributions have been made, and
           Refinancing Proceeds of the    a return of their capital contributions. In addition,
           Partnership                    9.08% to CRICO-Bethesda of the amount remaining prior to
                                          the final distribution in accordance with partnership
                                          interests. The General Partners and CRICO-Bethesda will
                                          also receive a return of their nominal capital
                                          contributions.

       2.  Disposition Fee payable to     3.00% of the gross sales price of the Development,
           CRICO-Bethesda upon sale of    payable after payment of all debts of the Partnership,
           the Development                return of capital contributions to the Investors, and
                                          payment of the Preferred Distribution, as may be
                                          multiplied by the Tax Bracket Adjustment Factor, if
                                          applicable.

       3.  Alan I. Kay, Allan E.          (A) 1.00% to CRCC and 6.5% in the aggregate to Alan I.
           Rozansky, R&KCC and CRCC's     Kay, Allan E. Rozansky and R&KCC of Liquidation, Sale or
           Share of Liquidation, Sale or  Refinancing Proceeds remaining after all payments and
           Refinancing Proceeds           distributions have been made; plus (B) 18.928% to Alan
                                          I. Kay and Allan E. Rozansky of the amount remaining
                                          after payment of the Disposition Fee described in C-4
                                          below. Alan I. Kay, Allan E. Rozansky, R&KCC and CRCC
                                          will also receive a return of their nominal capital
                                          contributions.

       4.  Disposition Fee to Alan I.     The lesser of (i) 0.75% of the gross sales price of the
           Kay and Allan E. Rozansky      Development or (ii) $2,500,000 as such fee shall be
                                          increased by an amount equal to 25% of the amount by
                                          which the Preferred Distribution is increased by the Tax
                                          Bracket Adjustment Factor, if any, payable after payment
                                          of all debts of BMCLP, repayment to the Partnership of
                                          its capital contributions to BMCLP, and payment of the
                                          Preferred Distribution, as adjusted by the Tax Bracket
                                          Adjustment Factor, if applicable.

       5.  Loan Repayment to Iroquois     Repayment to Iroquois of the purchase money Third
                                          Mortgage Note, including all accrued but unpaid interest
                                          thereon.

    (h) Employment contracts and termination of employment and change in control arrangement.

        None.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

    (a) Security ownership of certain beneficial owners.

                                     III-3

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT (CONTINUED)
    As of December 31, 1998, no person owned of record, or owned beneficially, more than 5% of the total number of Units of the Partnership.

    The General Partners own as a group a 1.00% interest in the Partnership. Alan I. Kay and Allan E. Rozansky and their affiliates as a group own a 6.50% interest in BMCLP.

    (b) Security ownership of management.

    The following table sets forth certain information concerning all units beneficially owned, as of December 31, 1998, by each director and by all directors and officers as a group of the Managing General Partner of the Partnership.

                                                                                  AMOUNT AND NATURE        % OF TOTAL
NAME OF BENEFICIAL OWNER                                                       OF BENEFICIAL OWNERSHIP    UNITS ISSUED
-----------------------------------------------------------------------------  -----------------------  -----------------
William B. Dockser...........................................................              None                     0%
H. William Willoughby........................................................              None                     0%
All Directors and Officers as a Group (5 persons)............................              None                     0%

    (c) Changes in control.

    The Partnership is not aware of any arrangement which may, at a subsequent date, result in a change in control of the Partnership.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    (a) Transactions with Management and Others.

    The Partnership has no directors or officers. The Partnership has had no transactions with individual officers or directors of the Managing General Partner of the Partnership other than any indirect interest such officers and directors may have in the amounts paid to the Managing General Partner or its affiliates or by virtue of their stock ownership in CRI. See Item 11 for a discussion of fees and other compensation paid or accrued by the Partnership to the General Partners or affiliates.

    A summary of amounts due to affiliates follows.

                                              BALANCE AT                  BALANCE AT                BALANCE AT
                                             DECEMBER 31,                DECEMBER 31,              DECEMBER 31,
RELATED PARTY                                    1996       ADDITIONS        1997      ADDITIONS       1998
-------------------------------------------  ------------  ------------  ------------  ----------  ------------
CRI........................................   $  342,558   $     63,252   $  405,810   $   61,323   $  467,133
CHG........................................    1,215,586         88,275    1,303,861       86,899    1,390,760
Realty.....................................      972,233        538,895    1,511,128      103,514    1,614,642
Hyatt......................................      953,434        441,840    1,395,274      574,001    1,969,275
                                             ------------  ------------  ------------  ----------  ------------
                                              $3,483,811   $  1,132,262   $4,616,073   $  825,737   $5,441,810
                                             ------------  ------------  ------------  ----------  ------------
                                             ------------  ------------  ------------  ----------  ------------

   The $467,133 and $405,810 due to CRI as of December 31, 1998 and 1997, respectively, are partially comprised of $142,792 of advances to BMCLP to fund Excess Payments due on its former mortgages with Great Western. The remaining amount due to CRI is comprised of advances to the Partnership to fund operating deficits and accrued interest on advances. In addition, the $1,390,760 and $1,303,861 due to CHG as of December 31, 1998 and 1997,
    respectively, and $1,614,642 and $1,511,128 due to Realty as of December 31, 1998 and 1997, respectively, represent advances made to BMCLP and interest accrued thereon, to fund Excess Payments on the Great Western Notes, as discussed in Note 4 to the consolidated financial statements. The advances from CRI, CHG and Realty accrue interest at

                                     III-4
    the prime rate (7.75% as of December 31, 1998) plus 1% in accordance with the Partnership Agreement. These advances plus any accrued interest will be repaid subject to cash availability as defined by the BMCLP partnership agreement and the Restated Notes, as discussed in Note 4 to the consolidated financial statements. Finally, the $1,969,275 and $1,395,274 due to Hyatt as of December 31, 1998 and 1997, respectively, consist of $1,845,766 and $1,285,429, respectively, of incentive management fees earned under its management agreement with BMCLP which is due subject to Hyatt meeting certain performance standards as defined in the management agreement. Of the $1,845,766 due as of December 31, 1998, $260,270 of incentive management fees earned during 1998 were paid during 1999 in accordance with the Management Agreement. The remaining 1998 incentive management fees and all 1997 incentive management fees have been deferred by Hyatt in accordance with the Management Agreement. The remaining $123,509 and $109,845 balance due to Hyatt as of December 31, 1998 and 1997, respectively, consists of trade payables to Hyatt for various services as described in Note 7 to the consolidated financial statements.

    CRCC may receive an annual payment of up to $50,000 to cover costs of management and administration, to the extent that funds are available after payment of amounts due on the Restated First and Second Mortgage Notes, as discussed in Note 4 to the consolidated financial statements. CRCC received payments of $50,000 in each of 1998, 1997 and 1996 from remaining net cash flow relating to 1997, 1996 and 1995, respectively. Additionally, $50,000 was accrued as of December 31, 1998 for fiscal year 1998 management fees, as described in Note 4 to the consolidated financial statements.

    CIP Management 14, Inc., an affiliate of the Managing General Partner, may receive an incentive management fee on a noncumulative annual basis commencing in 1987 equal to 9.08% of net cash flow after payment of certain priorities set forth in the Partnership Agreement. No incentive management fee has been incurred or paid in 1998, 1997 and 1996.

    Realty Management Company, which is a former affiliate of one of the Special Limited Partners, provides management and leasing services related to the Office Building, while Iroquois, which is an affiliate of the Special Limited Partners, has provided financing through the Third Mortgage Note.

    (b) Certain business relationships.

    The Partnership's response to Item 13(a) is incorporated herein by reference. In addition, the Partnership has no business relationship with entities of which the General Partners of the Partnership are officers, directors or equity owners other than as set forth in the Partnership's response to Item 13(a).

    (c) Indebtedness of management.

    None.

    (d) Transaction with promoters.

    Not applicable.

                                     III-5

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

           (a)        (1)        FINANCIAL STATEMENTS                                                   Page
                                                                                                      ---------
                                 Report of Independent Public Accountants...........................       IV-5

                                 Consolidated Balance Sheets as of December 31, 1998 and 1997 (as          IV-6
                                   restated for 1997)...............................................

                                 Consolidated Statements of Operations for the years ended December        IV-7
                                   31, 1998, 1997 and 1996 (as restated for 1997 and 1996)..........

                                 Consolidated Statements of Partners' Deficit for the years ended          IV-8
                                   December 31, 1998, 1997 and 1996 (as restated for 1997 and 1996)

                                 Consolidated Statements of Cash Flows for the years ended December        IV-9
                                   31, 1998, 1997 and 1996 (as restated for 1997 and 1996)..........

                                 Notes to Consolidated Financial Statements for the years ended           IV-10
                                   December 31, 1998, 1997 and 1996 (as restated for 1997 and
                                   1996)............................................................

                      (2)        FINANCIAL STATEMENT SCHEDULES

                                 All financial statement schedules are omitted since they are not required, are inapplicable, or the required information is included in the financial statements or notes thereto.

                      (3)        EXHIBITS (Listed according to the number assigned in the table in Item 601 of Regulation S-K.)

                                 Exhibit No. 4--Instruments defining the rights of security holders, including indentures

                                 a.         Second Amended Certificate and Limited Partnership Agreement of Capital
                                            Income Properties-C Limited Partnership (Incorporated by reference from
                                            Exhibit 4 to Registrant's Regulation D filing as amended, dated October
                                            1, 1985)

                                 b.         Bethesda Metro Center Limited Partnership Indemnification and Hold
                                            Harmless Agreement dated July 1, 1987 (Incorporated by reference to the
                                            1987 Annual Report on Form 10-K filed on March 30, 1988)

                                 c.         Bethesda Metro Center Limited Partnership Second Amendment to Second
                                            Restated Certificate and Agreement of Limited Partnership dated July 1,
                                            1987 (Incorporated by reference to the 1987 Annual Report on Form 10-K filed on March 30, 1988)

                                 d.         Bethesda Metro Center Limited Partnership Second Restated Agreement of
                                            Limited Partnership (related to Second Amendment to Restated
                                            Certificate of Limited Partnership) (Incorporated by reference to the
                                            1992 Annual Report on Form 10-K filed on April 15, 1993)

                                 e.         Bethesda Metro Center Limited Partnership Second Restated Certificate
                                            and Agreement of Limited Partnership (Incorporated by reference to the
                                            1992 Annual Report on Form 10-K filed on April 15, 1993)

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K (CONTINUED)

                                 f.         Bethesda Metro Center Limited Partnership Third Amendment to the Second
                                            Restated Certificate and Agreement to Limited Partnership (Incorporated
                                            by reference to the 1992 Annual Report on Form 10-K filed on April 15,
                                            1993)

                                 g.         Bethesda Metro Center Limited Partnership Amended and Restated
                                            Promissory Note (Incorporated by reference to the 1994 Annual Report on
                                            Form 10-K filed on March 31, 1995)

                                 h.         Bethesda Metro Center Limited Partnership Amended and Restated First
                                            Leasehold Deed of Trust and Security Agreement (Incorporated by
                                            reference to the 1994 Annual Report on Form 10-K filed on March 31,
                                            1995)

                                 i.         Bethesda Metro Center Limited Partnership Assignment of Rents and
                                            Leases (Incorporated by reference to the 1994 Annual Report on Form
                                            10-K filed on March 31, 1995)

                                 j.         Bethesda Metro Center Limited Partnership Amended and Restated Second
                                            Deed of Trust Note (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

                                 k.         Bethesda Metro Center Limited Partnership Loan Agreement (Incorporated
                                            by reference to the 1994 Annual Report on Form 10-K filed on March 31,
                                            1995)

                                 l.         Bethesda Metro Center Limited Partnership Amended and Restated Second
                                            Leasehold Deed of Trust and Security Agreement (Incorporated by
                                            reference to the 1994 Annual Report on Form 10-K filed on March 31,
                                            1995)

                                 m.         Bethesda Metro Center Limited Partnership Second Assignment of Rents
                                            and Leases (Incorporated by reference to the 1994 Annual Report on Form
                                            10-K filed on March 31, 1995)

                                 n.         Collateral Assignment of Partnership Interests Bethesda Metro Center
                                            Limited Partnership (Incorporated by reference to the 1994 Annual
                                            Report on Form 10-K filed on March 31, 1995)

                                 o.         Bethesda Metro Center Limited Partnership Amended and Restated Escrow
                                            Agreement (Incorporated by reference to the 1994 Annual Report on Form
                                            10-K filed on March 31, 1995)

                                 p.         Bethesda Metro Center Limited Partnership First Allonge to
                                            Non-negotiable Non-recourse Purchase Money Promissory Note
                                            (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

                                 Exhibit No. 10--Material Contracts

                                 a.         Management services agreement between Capital Income Properties-C
                                            Limited Partnership and CIP Management-14, Inc. (Incorporated by
                                            reference from Exhibit 10 to the Registrant's Regulation D filing as amended, dated October 1, 1985)

                                 b.         Management Agreement with Hyatt Corporation (Incorporated by reference to the 1992 Annual Report on Form 10-K filed on April 15, 1993)

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K (CONTINUED)

                                 c.         Amendment to Management Agreement with Hyatt Corporation (Incorporated by reference to the 1992 Annual Report on Form 10-K filed on April 15,
                                            1993)

                                 d.         Garage Lease with Monument Parking Co., Inc. (Incorporated by reference to the 1992 Annual Report on Form 10-K filed on April 15, 1993)

                                 e.         Land Lease (Incorporated by reference to the 1992 Annual Report on Form
                                            10-K filed on April 15, 1993)

                                 f.         Management Agreement with Realty Management Company (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31,
                                            1995)

                                 g.         Collateral Assignment of Management Agreement with Hyatt Corporation
                                            (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

                                 Exhibit No. 27--Financial Data Schedule

           (b)        REPORTS ON FORM 8-K

                      No reports of Form 8-K were filed during the quarter ended December 31, 1998.

                      On February 24, 1999, the Partnership filed a report on Form 8-K regarding the restatement of the Partnership's financial statements to properly reflect the restructuring of the Partnership's mortgage debt in accordance with Statement of
                      Financial Accounting Standards No. 15 "Accounting by Debtors and Creditors for
                      Troubled Debt Restructurings." See Note 2 to the consolidated financial statements for additional information.


           (c)        EXHIBITS

                      The list of Exhibits required by Item 601 at Regulation S-K is included in Item
                      (a)(3) above.

           (d)        FINANCIAL STATEMENT SCHEDULES

                      See (a)(2), above.

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CAPITAL INCOME PROPERTIES-C
                                              LIMITED PARTNERSHIP
                                 ---------------------------------------------
                                                 (Registrant)

                                by:  /S/ C.R.I., INC.
                                     -----------------------------------------
                                           Managing General Partner

March 4, 1999                   by:  /s/ WILLIAM B. DOCKSER
------------                         -----------------------------------------
DATE                                     William B. Dockser, Director,
                                            Chairman of the Board,
                                                 and Treasurer
                                         (Principal Executive Officer)

    Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

March 4, 1999                   by:  /s/ H. WILLIAM WILLOUGHBY
------------                         -----------------------------------------
DATE                                        H. William Willoughby,
                                              Director, President
                                                 and Secretary

March 4, 1999                   by:  /s/ MICHAEL J. TUSZKA
------------                         -----------------------------------------
DATE                                           Michael J. Tuszka
                                                Vice President
                                         and Chief Accounting Officer
                                         (Principal Financial Officer
                                       and Principal Accounting Officer)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Capital Income Properties-C Limited Partnership:

    We have audited the accompanying consolidated balance sheets of Capital Income Properties-C Limited Partnership, a District of Columbia limited partnership (the "Partnership"), and Subsidiary as of December 31, 1998 and 1997 (as restated--See Note 2), and the related consolidated statements of operations, partners' deficit and cash flows for each of the three years in the period ended December 31, 1998 (as restated for 1997 and 1996--See Note 2). These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership and Subsidiary as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
February 10, 1999

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                          CONSOLIDATED BALANCE SHEETS

                                                                                           DECEMBER 31,
                                                                                  -------------------------------
                                                                                                       1997
                                                                                       1998        (AS RESTATED)
                                                                                  --------------  ---------------
ASSETS
Current assets:
  Cash and cash equivalents.....................................................  $    4,628,707  $     2,071,829
  Restricted cash and cash equivalents..........................................       2,970,343        2,433,117
  Accounts receivable, less allowance for doubtful accounts of $85,310 and
    $86,439 as of December 31, 1998 and 1997, respectively......................       1,107,240        1,317,229
  Prepaid expenses..............................................................         793,231          771,659
  Current portion of deferred rent receivable...................................         181,472          136,579
  Inventory and other assets....................................................          70,536           70,790
                                                                                  --------------  ---------------
      Total current assets......................................................       9,751,529        6,801,203
                                                                                  --------------  ---------------
Property and equipment:
  Buildings and tenant improvements.............................................     123,741,442      123,255,734
  Furniture and equipment.......................................................      16,084,500       15,514,277
                                                                                  --------------  ---------------
                                                                                     139,825,942      138,770,011
  Less: accumulated depreciation................................................     (63,440,811)     (59,136,401)
                                                                                  --------------  ---------------
                                                                                      76,385,131       79,633,610
                                                                                  --------------  ---------------
Other assets:
  Deferred charges, less accumulated amortization of $3,793,947 and $3,188,815
    as of December 31, 1998 and 1997, respectively..............................       2,601,472        2,878,253
  Deferred rent receivable, less reserve of $246,863 and $171,763
    as of December 31, 1998 and 1997, respectively..............................         805,979          550,472
  Escrows and deposits..........................................................         551,303          456,470
                                                                                  --------------  ---------------
                                                                                       3,958,754        3,885,195
                                                                                  --------------  ---------------
      Total assets..............................................................  $   90,095,414  $    90,320,008
                                                                                  --------------  ---------------
                                                                                  --------------  ---------------
LIABILITIES AND PARTNERS' DEFICIT
Current liabilities:
  Current portion of first mortgage note........................................  $    5,398,922  $     5,748,221
  Accounts payable..............................................................         734,162          551,409
  Accrued expenses..............................................................         989,079          997,275
  Due to affiliates.............................................................       5,441,810        4,616,073
                                                                                  --------------  ---------------
      Total current liabilities.................................................      12,563,973       11,912,978
First mortgage note.............................................................      51,267,336       57,026,686
Second mortgage note............................................................      13,963,080       15,325,443
Third mortgage note.............................................................       6,589,500        6,319,500
Due to guarantor of operating deficits..........................................       2,599,769        2,490,352
Deferred gain on debt restructuring.............................................      98,998,507       98,607,349
Deferred revenue and security deposits..........................................         487,678          532,658
                                                                                  --------------  ---------------
      Total liabilities.........................................................     186,469,843      192,214,966
                                                                                  --------------  ---------------
Commitments and contingencies
Partners' deficit...............................................................     (96,374,429)    (101,894,958)
                                                                                  --------------  ---------------
      Total liabilities and partners' deficit...................................  $   90,095,414  $    90,320,008
                                                                                  --------------  ---------------
                                                                                  --------------  ---------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                      -------------------------------------------
                                                                                         1997           1996
                                                                          1998       (AS RESTATED)  (AS RESTATED)
                                                                      -------------  -------------  -------------
Revenue:
  Rooms.............................................................  $  14,505,508  $  13,248,018  $  12,248,303
  Food and beverage.................................................      6,991,728      6,367,790      5,848,304
  Telephone.........................................................        641,731        636,446        654,847
  Office, retail and parking rentals................................     10,312,630      9,387,142      9,536,468
  Other.............................................................        135,839         97,696         86,852
                                                                      -------------  -------------  -------------
                                                                         32,587,436     29,737,092     28,374,774
                                                                      -------------  -------------  -------------
Departmental expenses:
  Rooms.............................................................      3,273,761      2,921,942      2,798,061
  Food and beverage.................................................      5,064,213      4,781,484      4,344,412
  Telephone.........................................................        365,931        392,567        371,816
  Other.............................................................        374,734        355,467        336,215
                                                                      -------------  -------------  -------------
                                                                          9,078,639      8,451,460      7,850,504
                                                                      -------------  -------------  -------------
Other operating expenses:
  Administrative....................................................      1,793,676      1,577,614      1,539,586
  Marketing.........................................................      1,248,243      1,192,501      1,153,253
  Energy costs......................................................      1,944,766      1,919,220      1,823,969
  Property operations and maintenance...............................      2,242,008      2,010,198      2,071,009
                                                                      -------------  -------------  -------------
                                                                          7,228,693      6,699,533      6,587,817
                                                                      -------------  -------------  -------------
Operating income before other income, fixed charges and other
  deductions........................................................     16,280,104     14,586,099     13,936,453
                                                                      -------------  -------------  -------------
Other income........................................................        258,346         41,652         36,762
                                                                      -------------  -------------  -------------
Fixed charges and other deductions:
  Depreciation......................................................      4,304,410      4,391,758      4,403,450
  Amortization......................................................        353,848        356,534        485,791
  Interest expense..................................................      1,326,848      1,465,120        964,767
  Management fees...................................................      1,846,011      1,707,162      1,540,587
  Real estate and personal property taxes...........................      1,058,688      1,026,773      1,079,511
  Ground rent.......................................................      1,705,930      1,600,000      1,600,000
  Other.............................................................        422,186        524,858        533,110
                                                                      -------------  -------------  -------------
                                                                         11,017,921     11,072,205     10,607,216
                                                                      -------------  -------------  -------------
Net income..........................................................      5,520,529      3,555,546      3,365,999
Net income attributed to minority interest..........................     (5,556,484)    (3,593,522)    (3,395,921)
                                                                      -------------  -------------  -------------
Net loss attributed to Partnership..................................  $     (35,955) $     (37,976) $     (29,922)
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
Net loss allocated to General Partners and affiliated Initial
  Limited Partner (1%)..............................................  $        (360) $        (380) $        (299)
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
Net loss allocated to Additional Limited Partners (99%).............  $     (35,595) $     (37,596) $     (29,623)
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------
Net loss per unit of Additional Limited Partnership Interest based
  on 600 units issued and outstanding...............................  $      (59.33) $      (62.66) $      (49.37)
                                                                      -------------  -------------  -------------
                                                                      -------------  -------------  -------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                  CONSOLIDATED STATEMENTS OF PARTNERS' DEFICIT

                                                                                      (LOSSES)
                                                                                     INCOME NOT
                                                            GENERAL     LIMITED     ALLOCABLE TO
                                                           PARTNERS     PARTNERS      PARTNERS         TOTAL
                                                          -----------  ----------  --------------  --------------
Balance, December 31, 1995
  (as previously reported)..............................  $  (529,079) $  351,801  $  (92,993,658) $  (93,170,936)
  Effect of prior period restatements
    (See Note 2)........................................           --          --     (15,645,567)    (15,645,567)
                                                          -----------  ----------  --------------  --------------
Balance, December 31, 1995
  (as restated--See Note 2).............................     (529,079)    351,801    (108,639,225)   (108,816,503)
  Net loss attributed to Partnership....................         (299)    (29,623)             --         (29,922)
  Net income attributed to minority interest (Note 1)
    (as restated--See Note 2)...........................           --          --       3,395,921       3,395,921
                                                          -----------  ----------  --------------  --------------
Balance, December 31, 1996
  (as restated--See Note 2).............................     (529,378)    322,178    (105,243,304)   (105,450,504)
  Net loss attributed to Partnership....................         (380)    (37,596)             --         (37,976)
  Net income attributed to minority interest (Note 1)
    (as restated--See Note 2)...........................           --          --       3,593,522       3,593,522
                                                          -----------  ----------  --------------  --------------
Balance, December 31, 1997
  (as restated--See Note 2).............................     (529,758)    284,582    (101,649,782)   (101,894,958)
  Net loss attributed to Partnership....................         (360)    (35,595)             --         (35,955)
  Net income attributed to minority interest (Note 1)...           --          --       5,556,484       5,556,484
                                                          -----------  ----------  --------------  --------------
Balance, December 31, 1998..............................  $  (530,118) $  248,987  $  (96,093,298) $  (96,374,429)
                                                          -----------  ----------  --------------  --------------
                                                          -----------  ----------  --------------  --------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                          ----------------------------------------
                                                                              1998          1997          1996
                                                                          ------------  ------------  ------------

                                                                                            (AS           (AS
                                                                                         RESTATED)     RESTATED)
Cash flows from operating activities:
  Net income............................................................  $  5,520,529  $  3,555,546  $  3,365,999
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation......................................................     4,304,410     4,391,758     4,403,450
      Amortization......................................................       353,848       356,534       485,791
      Interest expense related to the amortization of financing costs...       251,286       251,286       251,286
      Net interest expense added to debt................................       379,417       393,184       393,184
      Interest payments treated as a reduction in mortgage debt.........    (6,190,510)   (6,239,541)   (6,275,582)

      Changes in assets and liabilities:
        Increase in restricted cash and cash equivalents................      (537,226)     (632,094)     (193,053)
        Decrease (increase) in accounts receivable, net.................       209,989      (511,730)      628,500
        (Increase) decrease in prepaid expenses.........................       (21,572)       28,623        40,088
        Increase in deferred rent receivable, net.......................      (300,400)      (93,284)     (165,726)
        Decrease (increase) in inventory and other assets...............           254        (3,620)       11,222
        Increase in escrows and deposits................................       (94,833)      (51,305)     (228,227)
        Increase (decrease) in accounts payable.........................       182,753       (15,509)       95,462
        (Decrease) increase in accrued expenses.........................        (8,196)      137,055        99,485
        (Decrease) increase in deferred revenue and security deposits...       (44,980)       25,908       150,835
                                                                          ------------  ------------  ------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....................     4,004,769     1,592,811     3,062,714
                                                                          ------------  ------------  ------------
Cash flows from investing activities:
  Purchase of property and equipment....................................    (1,055,931)   (1,355,196)   (1,354,687)
                                                                          ------------  ------------  ------------
          NET CASH USED IN INVESTING ACTIVITIES.........................    (1,055,931)   (1,355,196)   (1,354,687)
                                                                          ------------  ------------  ------------
Cash flows from financing activities:
  Proceeds from mortgage debt...........................................       410,650       687,527     1,030,937
  Payments on mortgage debt.............................................    (1,299,996)   (1,299,996)   (1,299,996)
  Advances from affiliates..............................................       825,737     1,132,262       454,166
  Payment of leasing costs..............................................      (328,351)     (700,823)   (1,229,414)
                                                                          ------------  ------------  ------------
          NET CASH USED IN FINANCING ACTIVITIES.........................      (391,960)     (181,030)   (1,044,307)
                                                                          ------------  ------------  ------------
Net increase in cash and cash equivalents...............................     2,556,878        56,585       663,720
Cash and cash equivalents, beginning of year............................     2,071,829     2,015,244     1,351,524
                                                                          ------------  ------------  ------------
Cash and cash equivalents, end of year..................................  $  4,628,707  $  2,071,829  $  2,015,244
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------
Supplemental disclosure of cash flow information:
Cash paid during the year for interest..................................  $  6,190,510  $  6,239,541  $  6,275,582
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

1.  THE PARTNERSHIP

    a. GENERAL

    Capital Income Properties-C Limited Partnership (the Partnership), a District of Columbia limited partnership, was organized as of December 15, 1984. The purpose of the Partnership is to invest in real estate by acquiring and holding a limited partnership interest in Bethesda Metro Center Limited Partnership (BMCLP). BMCLP owns and operates a 381-room hotel known as the Hyatt Regency Bethesda Hotel (the Hotel) and an office building known as Bethesda Metro Office Building (the Office Building) located in Bethesda, Maryland containing approximately 340,000 square feet of net rentable office space and approximately 14,000 square feet of net rentable retail space. In addition, attached to the structure is a parking facility for approximately 1,300 cars serving the entire development (collectively, the Development).

    The Managing General Partner of the Partnership is C.R.I., Inc. (CRI), which has a 0.01% general partner interest. Other general partner interests which total 0.99% are held by three individuals affiliated (or formally affiliated) with CRI. Martin C. Schwartzberg retired from CRI and its affiliated business effective January 1, 1990 and has had no role in management of the Partnership since then. The total limited partner interest of 99% is comprised of 0.01% owned by CRICO-Bethesda Growth Partners Limited Partnership, the affiliated Initial Limited Partner, and the remaining 98.99% interest is widely held by unrelated parties. On June 15, 1992, pursuant to a debt modification with BMCLP's former first mortgage lender, as discussed in Note 4, C.R.C.C. of Bethesda, Inc. (CRCC) replaced the managing general partners of BMCLP (unrelated parties, hereinafter referred to as the Special Limited Partners). Since CRCC is a wholly-owned affiliate of CRI, the accompanying financial statements as of December 31, 1998 and 1997, and for each of the three years ended December 31, 1998 have been consolidated with BMCLP.

    Although an entity affiliated with the Partnership has assumed responsibility for management of BMCLP and the Partnership has consolidated its interest therein in the accompanying financial statements, the Partnership has not assumed responsibility for any past or future operating deficits of BMCLP.

    Of the total partners' deficit of $96,374,429, $101,894,958 and $105,450,504 as of December 31, 1998, 1997 and 1996, respectively, $96,093,298, $101,649,782 and $105,243,304, respectively, are not attributable to the partners of the Partnership. The amounts are comprised of cumulative BMCLP losses in excess of the Partnership's investment in BMCLP as of June 15, 1992 of $77,472,839, and cumulative net BMCLP losses of $18,620,459, $24,176,943 and $27,770,465 as of
December 31, 1998, 1997 and 1996, respectively. BMCLP income and losses subsequent to June 15, 1992, have been consolidated into the operating accounts of the Partnership in the accompanying consolidated statements of operations. BMCLP income has been allocated 100% to the minority interest and will continue to be allocated in this manner until the minority interest's cumulative losses have been eliminated.

    b. SALE CONTRACT

    BMCLP has entered into a contract for the sale of the Development. A proxy will be sent to the Investors of the Partnership in March 1999 to solicit majority approval of the sale contract. There is no assurance that majority approval will be obtained, nor that a sale will take place if such approval is obtained. (See Note 11.)

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

1.  THE PARTNERSHIP (CONTINUED)
    c. LIQUIDITY

    As discussed above, the Partnership's sole investment is its limited partnership interest in BMCLP. BMCLP has experienced cash deficiencies in recent years as cash flow from operations has been insufficient to fund capital and debt service requirements.

    However, BMCLP's management is of the opinion that cash flow from operations for the year ended December 31, 1999, after funding anticipated capital and debt service requirements, will be at a break-even level. To the extent that any cash deficits arise, management may utilize certain working capital reserves established in 1994, as discussed in Note 2, and additional borrowing capacity under its Restated Notes, as discussed in Note 4. However, since access to some of the reserves and additional borrowings is contingent upon the approval of the BMC Lender Partnership (the Second Restated Note holder), there can be no assurance that management will be able to fund cash flow deficits should they arise.

    The Partnership does not have adequate cash reserves or any source of cash to fund its projected cash requirements in 1999, which are principally comprised of professional fees and administrative expenses. Additionally, absent the sale of the Development, based on the projected operating performance of BMCLP, it is unlikely that the Partnership will receive any cash distribution from its investment in BMCLP in 1999 due to priorities established for distribution of excess cash flow pursuant to the restructuring of BMCLP's mortgage notes. However, the Managing General Partner, CRI, has represented a commitment to fund projected cash flow requirements of the Partnership for the year ending December 31, 1999.

2.  SIGNIFICANT ACCOUNTING POLICIES

    a. BASIS OF PRESENTATION

    The consolidated financial statements of the Partnership are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles and include the accounts of the Partnership and BMCLP. All intercompany transactions have been eliminated in consolidation.

    The accompanying consolidated financial statements as of December 31, 1997 and for the years ended December 31, 1997 and 1996, have been restated in order to properly account for the restructuring of the Partnership's mortgage debt, as discussed in Note 4. The estimated extraordinary gain calculated by the Partnership due to the restructuring was originally deferred and was being amortized into income over the term of the restructured mortgage debt. The Partnership's 1997 and 1996 financial statements have been restated to eliminate the amortization of the extraordinary gain, and therefore, deferring the gain from the restructuring until realized, as required under Statement of Financial Accounting Standards No. 15 ("SFAS 15"), "Accounting by Debtors and Creditors for Troubled Debt Restructurings." Due to this restatement, net income of the Partnership decreased $14,129,506 and $14,340,300 for the years ended December 31, 1997 and 1996, respectively, and the beginning balance of partners' deficit as of December 31, 1995 increased $15,645,567. The restatement had no effect on the Partnership's net income before extraordinary item, as previously reported. The entire effect of this restatement is attributable to BMCLP and not the partners of the Partnership.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    b. CONSOLIDATION

    As discussed in Note 1, the Partnership consolidated its interest in BMCLP in 1992. The accompanying balance sheets as of December 31, 1998 and 1997, reflect all the accounts of both the Partnership and BMCLP. Additionally, the consolidated statements of operations for the years ended December 31, 1998, 1997 and 1996, include the Partnership's and BMCLP's operations for the entire year.

    c. USE OF ESTIMATES

    In preparing the consolidated financial statements in conformity with generally accepted accounting principles, the Partnership is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    d. RECLASSIFICATIONS

    Certain reclassifications have been made to the 1997 and 1996 consolidated financial statements to conform them with the 1998 presentation.

    e. CASH AND CASH EQUIVALENTS

    Cash and cash equivalents consist of all time and demand deposits with original maturities of three months or less. The Partnership has determined that the carrying amount of its cash and cash equivalents approximates fair value.

    f. RESTRICTED CASH AND CASH EQUIVALENTS

    The $2,970,343 and $2,433,117 as of December 31, 1998 and 1997,
respectively, in restricted cash and cash equivalents include $1,454,340 and $1,106,154 in working capital reserves as of December 31, 1998 and 1997, respectively. The Partnership received the working capital reserves as proceeds in connection with the restructuring of its mortgage debt, as discussed in Note
4. These funds are held in an escrow account and can be used by BMCLP to fund any operating expenses without limitation by demonstrating the need for such funds to the refinance lenders. Of this amount, $1,135,046 and $832,500 of the working capital reserves were held by the Restated First Mortgage Note lender (as defined in Note 4) as of December 31, 1998 and 1997, respectively. Additionally, $319,294 and $273,654 of the working capital reserves were held by the Restated Second Mortgage Note lender (as defined in Note 4) as of December 31, 1998 and 1997, respectively. The remaining $1,516,003 and $1,326,963 of the restricted cash and cash equivalents balances as of December 31, 1998 and 1997, respectively, represented the balances in an escrow account for property taxes and ground rent as required by the Restated First Mortgage Note lender. Amounts in the escrow account are funded from cash flow from operations. The Partnership has determined that the carrying amount of its restricted cash and cash equivalents approximates fair value.

    g. ACCOUNTS RECEIVABLE

    Accounts receivable, consisting primarily of trade related receivables, are stated at cost less an allowance for accounts deemed uncollectible of $85,310 and $86,439 at December 31, 1998 and 1997, respectively.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    h. PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Buildings........................................................  40 years
                                                                   5-15
Tenant improvements..............................................  years
Furniture and equipment (half year convention)...................  5 years

    Additions to property and equipment were $1,055,931, $1,355,196 and $1,354,687 in 1998, 1997 and 1996, respectively. The additions in each year were less than 10% of the beginning balance of property and equipment and were primarily comprised of hotel furniture and fixtures, renovations performed on the Hotel, and leasehold improvements to the Office Building. There were no significant retirements in 1998, 1997, or 1996.

    i. DEFERRED CHARGES

    Deferred charges include mortgage note financing costs and costs related to leasing space to tenants of the Office Building. Deferred financing costs are amortized as interest expense using the effective interest method over the life of the related debt. Deferred leasing costs are amortized over the term of the related lease using the straight-line method.

    Net deferred charges of $2,601,472 and $2,878,253 as of December 31, 1998 and 1997, respectively, consist of $1,759,336 of deferred financing costs related to the mortgage debt restructuring, as discussed in Note 4, and $4,636,083 and $4,307,732, respectively, of leasing costs incurred to lease office space at the Office Building. These deferred amounts are presented in the accompanying consolidated balance sheets net of accumulated amortization of $3,793,947 and $3,188,815 as of December 31, 1998 and 1997, respectively.

    j. DEFERRED REVENUE AND SECURITY DEPOSITS

    Deferred revenue and security deposits represent funds received in advance from tenants of the Office Building.

    k. RENTAL INCOME AND DEFERRED RENT RECEIVABLE

    Office and retail rental income consists of base annual rents, as adjusted by scheduled and cost of living increases, and the reimbursement of certain operating costs of the Office Building. The lease arrangements with tenants are classified as operating leases. The Partnership recognizes rental income for financial statement purposes using the straight-line method over the terms of the respective leases, as discussed in Note 9.

    l. INCOME TAXES

    No provision has been made for income taxes in the accompanying consolidated financial statements because the Partnership allocates profits and losses to the individual partners for Federal and state income tax purposes.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    m. IMPAIRMENT OF LONG-LIVED ASSETS

    Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In the event that the sum of undiscounted expected future cash flows is less than the carrying amount of an asset, the Partnership would recognize an impairment loss based on the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is calculated as the present value of expected future cash flows.

3.  INVESTMENT IN BETHESDA METRO CENTER LIMITED PARTNERSHIP

    The Partnership has invested $42,500,100 in cash in BMCLP through December 31, 1998, to acquire a 92.5% limited partnership interest. Prior to June 15, 1992, the Partnership's investment in BMCLP was accounted for under the equity method which prohibits the recognition of investment losses in excess of the original investment. However, as discussed in Note 1, subsequent to June 15, 1992, the Partnership's investment in BMCLP has been consolidated in the accompanying consolidated financial statements.

    Condensed financial information of the Partnership on an unconsolidated basis follows.

                                 BALANCE SHEETS

                                                                            DECEMBER 31,
                                                                      ------------------------
                                                                         1998         1997
                                                                      -----------  -----------
Total assets........................................................  $       126  $       116
                                                                      -----------  -----------
                                                                      -----------  -----------
Accounts payable....................................................  $   281,257  $   245,292
Partners' deficit...................................................     (281,131)    (245,176)
                                                                      -----------  -----------
Total liabilities and partners' deficit.............................  $       126  $       116
                                                                      -----------  -----------
                                                                      -----------  -----------

                            STATEMENTS OF OPERATIONS

                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                            ----------------------------------
                                                               1998        1997        1996
                                                            ----------  ----------  ----------
Revenue...................................................  $       10  $       --  $       --
Professional fees.........................................     (22,689)    (29,995)    (21,650)
Other.....................................................     (13,276)     (7,981)     (8,272)
                                                            ----------  ----------  ----------
    Net loss..............................................  $  (35,955) $  (37,976) $  (29,922)
                                                            ----------  ----------  ----------
                                                            ----------  ----------  ----------

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

3. INVESTMENT IN BETHESDA METRO CENTER LIMITED PARTNERSHIP (CONTINUED) Condensed financial information of BMCLP on an unconsolidated basis follows.

                                 BALANCE SHEETS

                                                                       DECEMBER 31,
                                                              -------------------------------
                                                                                   1997
                                                                   1998        (AS RESTATED)
                                                              --------------  ---------------
Investment in real estate, at cost, net.....................  $   76,385,131  $    79,633,610
Current assets..............................................       9,751,403        6,801,087
Other assets................................................       3,958,754        3,885,195
                                                              --------------  ---------------
    Total assets............................................  $   90,095,288  $    90,319,892
                                                              --------------  ---------------
                                                              --------------  ---------------
Current liabilities.........................................  $   12,282,716  $    11,667,686
Other liabilities...........................................     173,905,870      180,301,988
Partners' deficit...........................................     (96,093,298)    (101,649,782)
                                                              --------------  ---------------
    Total liabilities and partners' deficit.................  $   90,095,288  $    90,319,892
                                                              --------------  ---------------
                                                              --------------  ---------------

                            STATEMENTS OF OPERATIONS

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------
                                                                    1997            1996
                                                    1998       (AS RESTATED)   (AS RESTATED)
                                               --------------  --------------  --------------
Revenue......................................  $   32,845,772  $   29,778,744  $   28,411,536
Expenses.....................................     (27,289,288)    (26,185,222)    (25,015,615)
                                               --------------  --------------  --------------
    Net income...............................  $    5,556,484       3,593,522       3,395,921
                                               --------------  --------------  --------------
                                               --------------  --------------  --------------

    During 1998, 1997 and 1996, the Partnership did not invest any cash in BMCLP. No cash distributions were made to the Partnership by BMCLP in 1998, 1997 or 1996.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

3.  INVESTMENT IN BETHESDA METRO CENTER LIMITED PARTNERSHIP (CONTINUED)
    A reconciliation of BMCLP's financial statement net income to its tax return net loss follows.

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------
                                                                      1997           1996
                                                       1998       (AS RESTATED)  (AS RESTATED)
                                                   -------------  -------------  -------------
Financial statement net income...................  $   5,556,484  $   3,593,522  $   3,395,921
Net adjustments for tax return purposes:
  Additional depreciation and amortization
    allowed for tax purposes.....................       (808,209)      (733,003)      (653,502)
  Cash rents received (less than) in excess of
    rental income................................       (399,532)      (169,895)       176,420
  Interest expense reversal......................     (5,618,269)    (6,247,288)    (6,152,397)
  Non-deductible portion of meals and
    entertainment................................         24,772         20,537         38,746
  Other..........................................          1,140        181,305         36,201
                                                   -------------  -------------  -------------
Tax return net loss..............................  $  (1,243,614) $  (3,354,822) $  (3,158,611)
                                                   -------------  -------------  -------------
                                                   -------------  -------------  -------------

4.  MORTGAGE DEBT

    a. ORIGINAL MORTGAGE DEBT

    On December 23, 1985, BMCLP entered into a ten-year, nonrecourse mortgage note (the First Mortgage Note) with Great Western Bank (Great Western) in the amount of $120,000,000. The First Mortgage Note provided for a variable interest rate, adjustable monthly, of 2.75% in excess of the Federal Home Loan Bank Board Eleventh District weighted-average cost of funds.

    On July 1, 1987, BMCLP entered into a five-year nonrecourse mortgage note (the Second Mortgage Note) with Great Western for $10,000,000 together with a modification of the First Mortgage Note. Principal and accrued interest were due at maturity. The proceeds of this loan were used to fund operating deficit requirements. The Second Mortgage Note also provided for a variable interest rate, adjustable monthly, of 4% in excess of the Federal Home Loan Bank Board Eleventh District weighted-average cost of funds.

    On September 17, 1985, BMCLP entered into a nonrecourse mortgage note (the Third Mortgage Note) in the amount of $3,000,000 with Iroquois Financial Corporation (Iroquois), an affiliate of the Special Limited Partners of BMCLP, with interest at a rate of 9.0%. Payments of principal and interest were contingent upon available net cash flow as defined in the agreement.

    b. MODIFICATIONS TO ORIGINAL MORTGAGE DEBT

    On October 12, 1990, BMCLP was notified by Great Western that an event of default had occurred related to the nonpayment of its debt service obligation under the First and Second Mortgage Notes (collectively, the Notes). In 1992, BMCLP reached an agreement with Great Western to modify the terms of the Notes as discussed below.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

4.  MORTGAGE DEBT (CONTINUED)
    In connection with the debt modification described below, the mortgage principal and related accrued interest were classified as a current obligation. In addition, all accrued interest on the three mortgage notes was added to the principal balances. However in fiscal 1994, prior to the restructuring, accrued interest on the First Mortgage Note was net of cash transfers from the Hotel and Office Building as required under the debt modifications. For the year ended December 31, 1994, Great Western had collected and received net transfers of cash from BMCLP of $8,346,407. Pursuant to the terms of the Notes, a late fee equal to 3% of the required principal payment could have been assessed by Great Western. However, the potential late fee of approximately $1,100,000 at the time of the restructuring is not reflected in the accompanying consolidated financial statements because Great Western agreed not to accelerate payment or impose the penalty as part of the modification described below.

    The modification provided for interest to be accrued at the stated rate, adjusted as set forth in the original Notes, and for interest payments in an amount equal to all of BMCLP's net cash flow, as defined, to be due and payable monthly. All accrued but unpaid interest was added to principal and was to be due in full at maturity. No regular principal payments were required.

    The modification also provided for quarterly payments (Excess Payments) to be paid to Great Western beginning March 1992. However, BMCLP paid all net cash flow to Great Western, and, therefore, did not itself have cash to make the Excess Payments. These Excess Payments were partially funded to Great Western from management fees waived by Hyatt and those deferred by Realty and Capitol Hotel Group (CHG), an affiliate of the General Partners. During 1994, BMCLP was advanced a total of $193,916, including accrued interest, from CRI for the payment of the Excess Payments due. BMCLP paid $796,876 of Excess Payments to Great Western in 1994, as required. Under the restructured debt, which occurred November 16, 1994, as discussed below, no further Excess Payments were required.

    c. RESTRUCTURING OF ORIGINAL MORTGAGE DEBT

    On November 16, 1994, Great Western sold the Notes to BMC Lender Partnership
(BMC), an unaffiliated entity which amended and restated the First and Second Mortgage Notes. BMC amended and restated the First Mortgage Note (the Restated First Mortgage Note) to a principal amount of $48,000,000 and sold the Restated First Mortgage Note to General Electric Capital Corporation (GECC). BMC amended and restated the Second Mortgage Note (the Restated Second Mortgage Note) (collectively, the Restated Notes) to a principal amount of $10,000,000 advanced at closing. Of the total $58 million principal amount of the Restated Notes, $55 million was paid to Great Western in consideration for the Notes, approximately $1.8 million was used to fund loan fees and related costs on behalf of BMCLP, approximately $200,000 was used to fund interest and insurance premiums at the closing date, and the remaining amount of approximately $1.0 million was deposited into an escrow account restricted for working capital requirements, as discussed in Note 2.

    The Restated First Mortgage Note requires monthly interest payments in arrears, payable at 4.25% in excess of the GECC Composite Commercial Rate which, at December 31, 1998 and 1997 was 5.27% and 5.79%, respectively. In addition to monthly interest payments, monthly principal payments are due in the amount of $108,333. Furthermore, if certain major tenants of the Office Building, as defined in the Restated First Mortgage Note agreement, do not exercise an option to renew, or if they cancel their leases, additional principal payments equal to 100% of net cash flow, as defined, must be remitted to GECC.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

4.  MORTGAGE DEBT (CONTINUED)
These payments must continue until the space vacated is 93% rented and other minimum financial conditions are met. One of the major tenants of the Office Building cancelled its lease at the end of 1998 and moved out of its space at the end of February 1999. No additional principal payments have been paid or requested to be paid by GECC and therefore have not been reflected in the accompanying consolidated financial statements. All unpaid principal is due at the maturity date, which is November 30, 2001. Additional advances may be made by GECC in an aggregate amount not to exceed 50% of all previously made principal payments. Any additional advances are generally intended to fund tenant improvements, leasing costs and other capital improvements, but may be used to fund other cash flow needs as well. For the years ended December 31, 1998, 1997 and 1996, GECC advanced $222,434, $535,899 and $975,001, respectively, to BMCLP for capital improvements, tenant improvements and leasing commissions. Interest accrued on cumulative advances is included in interest expense and is also added to the balance of the Restated First Mortgage Note.

    Annual principal payments due on the Restated First Mortgage Note follow.

1999...........................................  $1,299,996
2000...........................................   1,299,996
2001...........................................  42,150,008
                                                 ----------
    Total......................................  $44,750,000
                                                 ----------
                                                 ----------

    Additionally, under the terms of the Restated First Mortgage Note, an interest reserve account to be used as additional collateral under the Restated First Mortgage Note was established. Monthly payments of $23,125 were made into this reserve beginning January 1, 1995 through December 1, 1998, as discussed in
Note 2. As of December 31, 1998 and 1997, the interest reserve balances were $1,135,046 and $832,500, respectively.

    The Restated Second Mortgage Note stipulates that 16% interest is payable monthly from available cash flow, as defined, on a cumulative basis. Based on the provisions of the Restated Second Mortgage Note, BMCLP's cash flow from operations shall be disbursed in priority, as follows.

    (1) Debt service and reserves on the Restated First Mortgage Note.

    (2) Establishment of working capital reserves of $50,000 plus an amount reasonably required to pay ordinary and necessary expenses of operations.

    (3) Debt service on the Restated Second Mortgage Note (to the extent of available cash flow).

    (4) Principal and interest on additional advances, as discussed below, if any, made to BMCLP by BMC.

    (5) 75% of the remaining net cash flow (as defined) to BMC and 25% of the remaining net cash flow to BMCLP (less up to $50,000 per year to cover management and administrative costs of the Partnership and/or CRCC), subject to the establishment of the reserves as stipulated in the agreement, as discussed below.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

4.  MORTGAGE DEBT (CONTINUED)

    Furthermore, BMC is entitled to an Economic Value Participation Interest, as defined, which requires BMCLP to pay the following at the sale of the property or refinancing or maturity of the Restated Notes.

    (1) 75% of the amount by which the "Economic Value" of the Development, as defined, up to $100 million, exceeds the unpaid principal balance and accrued interest under the Restated Notes, and

    (2) 50% of the Economic Value in excess of $100 million.

    In general, the Economic Value is defined by the Restated Second Mortgage Note as the value of the Development as determined by the Partnership or the average of three independent appraisals, if deemed necessary by BMC. Historically, the Partnership has not received appraisals of the Development in order to determine the Economic Value. However, in the opinion of the Managing General Partner, based on its knowledge of the Development and the real estate market, the Economic Value Participation Interest due to BMC as of December 31, 1998 and 1997, is not in excess of the deferred gain recorded by the Partnership as of each of those dates. See Note 12 for a discussion of the estimated Economic Value based on the terms of a non-binding sale agreement entered into by BMCLP in January 1999.

    In 1998, 1997 and 1996, $150,000 was paid each year to BMC as 75% of remaining net cash flow for 1997, 1996 and 1995. Also in 1998, 1997 and 1996, $50,000 was paid each year to CRCC as BMCLP management fees for 1997, 1996 and 1995, respectively; such amounts are included in management fees in the accompanying consolidated statements of operations. Additionally, $150,000 and $50,000 were accrued for net cash flow participation and management fees, respectively, as of both December 31, 1998 and December 31, 1997 for fiscal years 1998 and 1997, respectively.

    The Restated Second Mortgage Note is due on November 30, 2001 and no principal payments are required until then. However, any amounts remitted to BMC with respect to its 75% net cash flow participation described above may be re-advanced to BMCLP for payment of debt service on the Restated First Mortgage Note, repairs, capital improvements, leasing commissions, tenant concessions and improvements, taxes and ground lease payments. These advances are limited to 75% of the total amount required to fund these items. The remaining 25% must be funded by BMCLP. BMC has reserved the right, but does not have the obligation, to make up to $5 million in additional advances that would be secured under its Restated Second Mortgage Note. These additional advances would carry an interest rate of 18% payable from available net cash flow, as defined, and would also be due on November 30, 2001. As of December 31, 1998, no additional advances have been made.

    BMC required that BMCLP deposit a deed in lieu of foreclosure in escrow to be recordable in the event of a default under the Restated Second Mortgage Note. CRCC agreed to amend and restate various "no bankruptcy" agreements of the type the original lender, Great Western, had required of it and certain affiliates. The new agreements are not secured or guaranteed, but a default thereunder could trigger the recordation of the escrowed deed in lieu of foreclosure. An event of default would occur if an entity other than CRCC became a General Partner of BMCLP (and could potentially put BMCLP in bankruptcy).

    Additionally, under the terms of the Restated Second Mortgage Note, the Partnership received working capital reserves as proceeds in connection with the November 16, 1994 debt restructuring. These funds are held by BMC in an escrow account and can be used by BMCLP to fund any operating expenses

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

4.  MORTGAGE DEBT (CONTINUED)
by demonstrating the need for such funds to BMC. As of December 31, 1998 and December 31, 1997, the balance in the escrow account was $319,294 and $273,654, respectively. There were no withdrawals from or deposits to the reserve by BMCLP during 1998 or 1997.

    In connection with the debt restructuring on November 16, 1994, the Third Mortgage Note was amended to provide that interest is due and payable annually only to the extent funds are available after taking into account payment of amounts due and payable on the Restated Notes and a payment of up to $50,000 per year to CRCC and/or the Partnership to cover costs of management and administration. Accrued but unpaid interest is to be deferred without interest and is to be paid, together with the outstanding principal balance of the Third Mortgage Note, upon the earliest of: (i) sale of the assets of BMCLP; (ii) refinancing of the Restated Notes for an amount in excess of the aggregate outstanding principal balances due thereunder; or (iii) one day later than the later of any Maturity Date under the Restated Notes. As of December 31, 1998 and 1997, accrued interest of $3,589,500 and $3,319,500, respectively, has been added to the outstanding principal balance of $3,000,000 in accordance with the amended Third Mortgage Note. No net cash flow, as defined in the agreement, was available for repayment of this note during 1998, 1997 or 1996.

    Substantially all of BMCLP's property and equipment is pledged as collateral to the Restated First and Second Mortgage Notes and to the Third Mortgage Note.

    The Restated First and Second Mortgage Notes contain certain covenants which, among other things, require the Partnership to maintain title and insurance on the mortgaged property and maintain escrow deposits. The Partnership was in compliance with such covenants as of December 31, 1998.

D.  DEBT FORGIVENESS

    BMCLP's outstanding obligation under the Restated Notes prior to the restructuring was $197,754,727. In accordance with SFAS 15, the net carrying amount of the outstanding principal and accrued interest prior to the restructuring in excess of the total estimated future cash payments for principal and interest (based on the interest rate in effect on the date of restructuring for the Restated First Mortgage Note) of the Restated Notes was recorded as a deferred gain on debt restructuring in the accompanying consolidated balance sheets. Under SFAS 15, a debtor should not recognize a gain on restructuring involving indeterminate future cash payments (the floating rate interest on the Restated First Mortgage Note and the Economic Value Participation Interest on the Restated Second Mortgage Note) as long as the maximum total future cash payments may exceed the carrying amount of the debt. For purposes of applying SFAS 15, the Restated Notes have been aggregated, as the restructuring was negotiated between BMCLP and a single lender.

    Based on the Restated First Mortgage Note's interest rate of 9.52% and 10.04% in effect at December 31, 1998 and 1997, respectively, and the monthly principal curtailments of $108,333 as stipulated in the Restated First Mortgage Note, the estimated total future obligation for principal and interest is $56,666,258 and $62,774,907 at December 31, 1998 and 1997, respectively, including additional draws subsequent to the restructuring. As a result of the fluctuations of the interest rate on the Restated First Mortgage Note, the Partnership continues to remeasure the total estimated future obligation for principal and interest based upon changes in the underlying index. Differences in the total estimated future

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

4.  MORTGAGE DEBT (CONTINUED)
obligation resulting from interest rate changes are reflected as a reclassification between the Restated First Mortgage Note and deferred gain on debt restructuring. For the years ended December 31, 1998 and 1996, $651,018 and $990,767, respectively, were reclassified from the Restated First Mortgage Note to the deferred gain on debt restructuring. For the year ended December 31, 1997, $551,054 was reclassified from the deferred gain on debt restructuring to the Restated First Mortgage Note.

    With regard to the Restated Second Mortgage Note, the total estimated future obligation for payment of principal and interest at the time of the restructuring, based on the fixed interest rate of 16%, was $21,200,000. This amount exceeded the carrying amount of the Second Mortgage Note prior to restructuring of $19,380,974. As noted above, the Restated Notes have been aggregated for accounting purposes. Therefore, in accordance with SFAS 15, this difference of $1,819,026, which represents a constant additional interest obligation based on the fixed interest rate, is being accrued for and added to the Restated Second Mortgage Note principal balance over the term of the Restated Second Mortgage Note as a reclassification from the deferred gain on debt restructuring. For each of the years ended December 31, 1998, 1997 and 1996, $259,860 was reclassified from the deferred gain on debt restructuring to the Restated Second Mortgage Note.

    Due to the variable interest rate on the Restated First Mortgage Note and BMCLP's potential liability to BMC as a result of the Economic Value Participation Interest, the total future obligations under the Restated Notes, including future interest and contingent payments, cannot currently be determined. Therefore, the deferred gain on debt restructuring will not be recognized as an extraordinary gain unless it is realized through repayment or refinancing of the Restated Notes. As of December 31, 1998 and 1997, the deferred gain on debt restructuring was $98,998,507 and $98,607,349, respectively.

    Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS 107), requires the disclosure of fair value information about financial instruments for which it is practicable to estimate that value. The Partnership has determined that the carrying amount of the total future obligation of the Restated First Mortgage Note, which represents the estimated total future obligation of principal and interest, approximates fair value based on the variable nature of the Restated First Mortgage Note's interest rate. Because future debt service payments are contingent upon changes in the underlying index upon which the interest rate is calculated, the total future obligation of the Restated First Mortgage Note is expected to fluctuate with changing market rates of interest. The Partnership has determined that it is not practicable to estimate the fair value for the Restated Second Mortgage Note or the Third Mortgage Note due to: (1) the lack of an active market for these types of financial instruments, (2) the variable nature of the remaining net cash flow payments payable to BMC under the Restated Second Mortgage Note, as discussed above, (3) the variable nature of the Third Mortgage Note's interest payments as a result of its dependence on available cash flow from BMCLP, and (4) the excessive costs associated with an independent appraisal of the Restated Second Mortgage Note and the Third Mortgage Note.

5.  ALLOCATION OF PROFITS, LOSSES AND DISTRIBUTIONS OF CASH FLOW

    As discussed in Note 1, the Partnership is not obligated to fund the operating deficits of BMCLP. As a result, only the portion of net loss associated with activity of the Partnership (the Allocable Net Loss) has been allocated to the partners of the Partnership.

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

5. ALLOCATION OF PROFITS, LOSSES AND DISTRIBUTIONS OF CASH FLOW (CONTINUED) In accordance with the Partnership Agreement, 1% of the Allocable Net Loss has been allocated to the General Partners, and 99% of the Allocable Net Loss has been allocated to the Limited Partners. Allocations of cash flow distributions are specified in the Partnership Agreement. See Note 4 for discussion of how BMCLP and the lenders of the Restated Notes participate in cash flow from BMCLP.

6.  RECONCILIATION OF FINANCIAL STATEMENT NET INCOME TO TAX RETURN NET LOSS

    A reconciliation of the Partnership's financial statement net income to its tax return net loss follows.

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------------
                                                                                          1997           1996
                                                                           1998       (AS RESTATED)  (AS RESTATED)
                                                                       -------------  -------------  -------------
Financial statement net income.......................................  $   5,520,529  $   3,555,546  $   3,365,999

Net adjustments for tax return purposes:
  Additional depreciation and amortization allowed for tax                  (808,209)      (733,003)      (653,502)
    purposes.........................................................
  Cash rents received (less than) in excess of rental income.........       (399,532)      (169,895)       172,420
  Increase in amortization...........................................        (20,868)       (20,868)       (20,868)
  Non-deductible portion of meals and entertainment..................         24,772         20,537         38,746
  Interest expense reversal..........................................     (5,618,269)    (6,247,288)    (6,152,397)
  Other..............................................................           (217)       181,305         36,201
                                                                       -------------  -------------  -------------
Tax return net loss..................................................  $  (1,301,794) $  (3,413,666) $  (3,213,401)
                                                                       -------------  -------------  -------------
                                                                       -------------  -------------  -------------

7.  COMMITMENTS AND CONTINGENCIES

A.  MANAGEMENT AGREEMENTS

    BMCLP entered into a Management Agreement with Hyatt in March 1982, pursuant to which Hyatt is to manage the Hotel commencing from the date the Hotel opened through December 31, 2015, absent earlier termination. Based on the Management Agreement, Hyatt is to be paid a management fee consisting of a base management fee of 4% of gross revenues, as defined, and an incentive management fee which is calculated based on 20% of the adjusted gross operating profit, as defined, above the base management fee, for the years ended December 31, 1998, 1997 and 1996. Management fees paid to Hyatt for the years ended December 31, 1998, 1997 and 1996, were approximately $870,000, $788,000 and $734,000, respectively; the incentive fees earned for the years ended December 31, 1998, 1997 and 1996 were approximately $560,000, $466,000 and $356,000, respectively. These incentive management fees were included in due to affiliates in the accompanying consolidated financial statements. Of these amounts, approximately $260,000 of incentive management fees earned during 1998 were paid during 1999, in accordance with the Management Agreement. The remaining incentive management fees earned during 1998, as well as all incentive management fees earned during 1997 and 1996, have been deferred in accordance with the Management Agreement.

    BMCLP can terminate the Management Agreement upon no less than 60 days written notice if, for two successive fiscal years after December 31, 1995 (referred to as the Sixth Full Year), the Owner's

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

7.  COMMITMENTS AND CONTINGENCIES (CONTINUED)
Remittance Amount (as defined) is less than the annual principal and interest payments paid on the First Mortgage Note (presently the Restated First Mortgage
Note), up to a maximum of $6,250,000. This shortfall occurred in 1996 and 1997. Accordingly, BMCLP explored the possibility of engaging a different hotel manager, but Hyatt would not agree to let the Partnership retain the franchise unless Hyatt managed the hotel. Instead, BMCLP and Hyatt began negotiating a new management agreement with a lower fee and other provisions more favorable to BMCLP than the existing Management Agreement. For example, BMCLP desires to eliminate the provision in the existing agreement that BMCLP may not sell or transfer the Hotel or any portion thereof without the prior approval of Hyatt, which may not be unreasonably withheld and will be based upon, among other things, the ability of the prospective purchaser or transferee to fulfill BMCLP's financial obligations under the Management Agreement. However, during these negotiations, Hyatt asserted for the first time that the determination of whether or not a shortfall had occurred must be based on the portion of the Restated First Mortgage Note allocable to the Hotel, rather than the entire debt service, and that based on their analysis, a shortfall may not have occurred in 1996 or 1997. BMCLP vigorously disagrees with this assertion, and on April 21, 1998 sent a notice to Hyatt terminating the Management Agreement effective July 31, 1998. At the same time, BMCLP exercised its right under the Management Agreement to demand arbitration seeking a declaratory judgment that BMCLP's termination of Hyatt is proper and effective, and also seeking reimbursement of certain chain expenses for which BMCLP believes Hyatt has overcharged. The parties initially agreed to postpone the termination until October 31, 1998 and the arbitration for 90 days. The parties have subsequently extended these dates several times. Currently, the arbitration and termination have been stayed by agreement until March 1, 1999 and April 15, 1999, respectively, although the parties have verbally agreed to a further extension to April 1, 1999 and May 17, 1999, respectively, to allow the parties time potentially to resolve their differences. The parties are presently formalizing this verbal agreement. The Managing General Partner cannot currently predict whether the parties will be able to resolve their differences, and if not, the impact on the accompanying consolidated financial statements of the outcome of the arbitration.

    In the event of a sale of the Development, as discussed below, the sale agreement states that the purchaser shall negotiate a new management agreement with Hyatt, and if the purchaser fails to reach such an agreement, that the purchaser shall assume the Management Agreement at the sale's closing and shall accept the Development subject to the Management Agreement and the arbitration previously described. The Management Agreement calls for Hyatt's consent to the assignment, which shall not be unreasonably withheld. The Partnership can provide no assurance that Hyatt would consent to an assignment under the circumstances described.

    Pursuant to the Management Agreement, Hyatt also provides "chain services" to the Hotel such as promotion services, advertising, and centralized reservation services, for which BMCLP is to pay its allocable share of Hyatt expenses. As of December 31, 1998 and 1997, approximately $124,000 and $110,000, respectively, of this related party payable was recorded as due to affiliates in the accompanying consolidated financial statements.

    The Management Agreement provides for the establishment of a property improvement fund. Contributions to the property improvement fund are equal to 3% of gross Hotel revenues (as defined) in fiscal years 1998, 1997 and 1996, respectively. Unexpended reserves are recorded as escrows and deposits

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

7. COMMITMENTS AND CONTINGENCIES (CONTINUED) within the accompanying consolidated financial statements. The reserve balances included in escrows and deposits at December 31, 1998 and 1997, were approximately $489,000 and $391,000, respectively.

    BMCLP entered into a management agreement with Realty, an affiliate prior to July 1, 1988 of one of the Special Limited Partners, dated January 31, 1985, pursuant to which Realty was to manage the Office Building for a term of 20 years commencing with the date the Office Building opened. Under the terms of that agreement, Realty received a monthly management fee equal to 4% of all income collected from the operation of the Office Building. Realty had agreed to allow BMCLP to defer payments of all management fees, effective January 1, 1992, through the date of the restructuring of the original mortgage debt. In connection with the debt restructuring, which occurred November 16, 1994, BMC Lender Partnership (the holder of the Restated Second Mortgage Note) paid Realty $1,000,000 to terminate its former management contract with BMCLP. At that time BMCLP entered into a new management contract with Realty for a term of one year which will automatically renew for successive one year periods so long as Realty is not then in default of the management contract. The agreement provides for a management fee in the amount of 4% of total revenues. Management fees for the years ended December 31, 1998, 1997 and 1996, were approximately $409,000, $403,000 and $401,000, respectively, and are included in management fees in the accompanying consolidated statements of operations.

    In addition to management fees, Realty also receives leasing commissions for leasing certain space in the Office Building. For the years ended December 31, 1998, 1997 and 1996, approximately $107,000, $174,000 and $466,000, respectively, were paid to Realty for such leasing commissions.

B.  GROUND LEASES

    BMCLP entered into a ground lease with the Washington Metropolitan Area Transit Authority ("WMATA") for land on which the Development is built. The land lease expires on November 30, 2031, and can be renewed for an additional 49 years at the option of BMCLP. The agreement provides for $400,000 minimum quarterly rental payments. Additional rent is payable at the rate of 7.5% of annual gross receipts, as defined in the land lease, in excess of $31,000,000. As of December 31, 1998, $105,930 was accrued as additional rent due to WMATA for 1998. No additional rent was due for 1997 or 1996.

    Future minimum rental payments under the ground lease follow.

 YEAR ENDED
DECEMBER 31,
-----------------------------------------------------------
1999.......................................................  $   1,600,000
2000.......................................................      1,600,000
2001.......................................................      1,600,000
2002.......................................................      1,600,000
2003.......................................................      1,600,000
Thereafter.................................................     44,800,000
                                                             -------------
    Total..................................................  $  52,800,000
                                                             -------------
                                                             -------------

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

7.  COMMITMENTS AND CONTINGENCIES (CONTINUED)
C.  EXAMINATION OF FEDERAL INCOME TAX RETURN

    The 1994 federal income tax return of BMCLP is being examined by the Internal Revenue Service, primarily due to the refinancing of the Notes and the subsequent election available to the individual partners of the Partnership to postpone recognition of income taxable to them as a result of the restructuring of the Notes. Management cannot currently project the outcome of the examination. However, as discussed in Note 2, any impact of the examination will be allocated to the individual partners for Federal and state income tax purposes.

8.  RELATED-PARTY TRANSACTIONS

    A summary of amounts due to affiliates follows.

                                              BALANCE AT                  BALANCE AT                BALANCE AT
                                             DECEMBER 31,                DECEMBER 31,              DECEMBER 31,
RELATED PARTY                                    1996       ADDITIONS        1997      ADDITIONS       1998
-------------------------------------------  ------------  ------------  ------------  ----------  ------------
CRI........................................   $  342,558   $     63,252   $  405,810   $   61,323   $  467,133
CHG........................................    1,215,586         88,275    1,303,861       86,899    1,390,760
Realty.....................................      972,233        538,895    1,511,128      103,514    1,614,642
Hyatt......................................      953,434        441,840    1,395,274      574,001    1,969,275
                                             ------------  ------------  ------------  ----------  ------------
                                              $3,483,811   $  1,132,262   $4,616,073   $  825,737   $5,441,810
                                             ------------  ------------  ------------  ----------  ------------
                                             ------------  ------------  ------------  ----------  ------------

    The $467,133 and $405,810 due to CRI as of December 31, 1998 and 1997, respectively, are partially comprised of $142,792 of advances to BMCLP to fund Excess Payments due on its former mortgages with Great Western. The remaining amount due to CRI is comprised of advances to the Partnership to fund operating deficits and accrued interest on advances. In addition, the $1,390,760 and $1,303,861 due to CHG as of December 31, 1998 and 1997, respectively, and $1,614,642 and $1,511,128 due to Realty as of December 31, 1998 and 1997,
respectively, represent advances made to BMCLP and interest accrued thereon, to fund Excess Payments on the Great Western Notes, as discussed in Note 4. The advances from CRI, CHG and Realty accrue interest at the prime rate (7.75% as of December 31, 1998) plus 1% in accordance with the Partnership Agreement. These advances plus any accrued interest will be repaid subject to cash availability as defined by the BMCLP partnership agreement and the Restated Notes, as discussed in Note 4. Finally, the $1,969,275 and $1,395,274 due to Hyatt as of December 31, 1998 and 1997, respectively, consist of $1,845,766 and $1,285,429, respectively, of incentive management fees earned under its management agreement with BMCLP which is due subject to Hyatt meeting certain performance standards as defined in the management agreement. Of the $1,845,766 due as of December 31, 1998, $260,270 of incentive management fees earned during 1998 were paid during 1999 in accordance with the Management Agreement. The remaining 1998 incentive management fees and all of the 1997 incentive management fees have been deferred by Hyatt in accordance with the Management Agreement. The remaining $123,509 and $109,845 balance due to Hyatt as of December 31, 1998 and 1997, respectively, consists of trade payables to Hyatt for various services as described in Note 7.

    CRCC may receive an annual payment of up to $50,000 to cover costs of management and administration, to the extent that funds are available after payment of amounts due on the Restated First and Second

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

8.  RELATED-PARTY TRANSACTIONS (CONTINUED)
Mortgage Notes, as discussed in Note 4. CRCC received payments of $50,000 in each of 1998, 1997 and 1996 from remaining net cash flow relating to 1997, 1996 and 1995, respectively. Additionally, $50,000 was accrued as of December 31, 1998 for fiscal year 1998 management fees, as described in Note 4.

    CIP Management 14, Inc., an affiliate of the Managing General Partner, may receive an incentive management fee on a noncumulative annual basis commencing in 1987 equal to 9.08% of net cash flow after payment of certain priorities set forth in the Partnership Agreement. No such incentive management fee was earned or paid in 1998, 1997, or 1996.

    Realty Management Company, which is a former affiliate of one of the Special Limited Partners, provides management and leasing services related to the Office Building, while Iroquois, which is an affiliate of the Special Limited Partners, has provided financing through the Third Mortgage Note.

9.  RENTAL INCOME UNDER OPERATING LEASES

    BMCLP's principal leasing activities consist of office space rentals under operating leases. Future minimum rental receipts under noncancelable leases follow.

 YEAR ENDED
DECEMBER 31,
-----------------------------------------------------------
1999.......................................................  $   7,913,957
2000.......................................................      7,734,282
2001.......................................................      7,070,633
2002.......................................................      5,874,316
2003.......................................................      4,781,251
                                                             -------------
Thereafter.................................................      8,814,457
                                                             -------------
                                                             -------------
    Total..................................................  $  42,188,896
                                                             -------------
                                                             -------------

    BMCLP has entered into a parking lease with Monument Parking Co., Inc., dated March 14, 1983, for a term of 30 years commencing with the date the garage opened. Under the terms of this agreement, BMCLP receives all gross receipts of the parking garage less all operating expenses thereof, including an annual management fee to Monument in the amount of $65,000, until adjusted gross receipts (as defined) equal $1,500,000, and a percentage of adjusted gross receipts in excess of $1,500,000, as stipulated in the agreement.

10.  DUE TO GUARANTOR OF OPERATING DEFICITS

    Pursuant to the BMCLP partnership agreement and operating deficit guarantee agreement, R&KCC, an affiliate of the Special Limited Partners, has guaranteed the funding of all BMCLP operating deficits up to $15,600,000. To satisfy a portion of this obligation, the shareholders of R&KCC arranged for the original Second Mortgage Note as described in Note 4. Upon R&KCC's discontinuance of business, the Special Limited Partners assumed the obligations for funding operating deficits. The total due to R&KCC with respect to operating deficit loans, including accrued interest, is $2,599,769 and $2,490,352 as of December 31, 1998 and 1997, respectively. Interest on amounts advanced to BMCLP for operating deficits is 1%

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

10. DUE TO GUARANTOR OF OPERATING DEFICITS (CONTINUED) over the prime rate (7.75% as of December 31, 1998) and will be repaid subject to the terms of the Restated Notes and then out of 50% of cash flow available after payment of certain priorities as set forth in the BMCLP partnership agreement. Cumulative interest accrued on these advances was $1,360,882 and $1,251,465 at December 31, 1998 and 1997, respectively, and has been added to the original advance amount and classified as due to guarantor of operating deficits in the accompanying consolidated balance sheets. For the years ended December 31, 1998 and 1997, no amounts were advanced to the BMCLP for operating deficits because the Special Limited Partners have represented that their net worth is not significant, their assets are very illiquid, and they do not have resources to meet their operating deficit obligations.

11.  SEGMENT REPORTING

    BMCLP has two reportable operating segments, the Hotel and the Office Building. The Managing General Partner evaluates the performance of each based on gross operating profit (calculated as total revenues less operating expenses, excluding depreciation, management fees and other fixed costs). The accounting policies applicable to the operating segments are the same as those described above in the summary of significant accounting policies.

    Information related to the reportable operating segments for each of the three years ended December 31, 1998, follows (dollars in thousands.)

                                                                                            1998
                                                                          ----------------------------------------
                                                                                       OFFICE        TOTAL PER
                                                                            HOTEL     BUILDING   CONSOLIDATED DATA
                                                                          ----------  ---------  -----------------
Total Revenue...........................................................  $   22,275  $  10,312     $    32,587
Operating Expenses......................................................     (13,440)    (2,867)        (16,307)
                                                                          ----------  ---------        --------
Gross Operating Profit..................................................  $    8,835  $   7,445     $    16,280
                                                                          ----------  ---------        --------
                                                                          ----------  ---------        --------

                                                                                            1997
                                                                          ----------------------------------------
                                                                                       OFFICE        TOTAL PER
                                                                            HOTEL     BUILDING   CONSOLIDATED DATA
                                                                          ----------  ---------  -----------------
Total Revenue...........................................................  $   20,350  $   9,387     $    29,737
Operating Expenses......................................................     (12,382)    (2,769)        (15,151)
                                                                          ----------  ---------        --------
Gross Operating Profit..................................................  $    7,968  $   6,618     $    14,586
                                                                          ----------  ---------        --------
                                                                          ----------  ---------        --------

                CAPITAL INCOME PROPERTIES--C LIMITED PARTNERSHIP

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                        (AS RESTATED FOR 1997 AND 1996)

11.  SEGMENT REPORTING (CONTINUED)

                                                                                            1996
                                                                          ----------------------------------------
                                                                                       OFFICE        TOTAL PER
                                                                            HOTEL     BUILDING   CONSOLIDATED DATA
                                                                          ----------  ---------  -----------------
Total Revenue...........................................................  $   18,838  $   9,537     $    28,375
Operating Expenses......................................................     (11,721)    (2,717)        (14,438)
                                                                          ----------  ---------        --------
Gross Operating Profit..................................................  $    7,117  $   6,820     $    13,937
                                                                          ----------  ---------        --------
                                                                          ----------  ---------        --------

    BMCLP does not consider the total assets of each segment in evaluating the operating performance or when determining the allocation of resources. Therefore, this information has not been presented.

12.  SUBSEQUENT EVENT

    On January 22, 1999, BMCLP entered into a non-binding sale agreement to sell the Development. If such a sale is completed, it is the intention of management to repay the Restated Notes, the Third Mortgage Note and all related party debt, including both principal and interest. In addition, based on the proposed purchase price, management has estimated the Economic Value Participation Interest (see Note 4) due to BMC from the Partnership (assuming a closing date of April 30, 1999). BMC has indicated that they will accept a discount on the Economic Value Participation Interest so that the Partnership will have sufficient funds to repay all debt obligations and make a distribution to the limited partners to offset any tax effects of the sale. Based on management's estimate, the Economic Value Participation Interest would not exceed the deferred gain on restructuring as reflected in the accompanying consolidated balance sheets. Upon sale, this liability to BMC for the Economic Value Participation Interest would be recorded as a charge to the deferred gain on restructuring. The remaining balance of the deferred gain on restructuring would be recognized as an extraordinary gain by BMCLP. There is no assurance that this sale will take place, and the accompanying financial statements do not reflect the effects of the potential sale. In addition, if a sale does take place, there is no assurance that the Economic Value Participation Interest due to BMC would not exceed the deferred gain on the restructuring as reflected on the accompanying consolidated balance sheets.

                                   ANNEX B-2
     QUARTERLY REPORT ON FORM 10-Q FOR FISCAL QUARTER ENDED JUNE 30, 1999,
                   INCORPORATED HEREIN BY REFERENCE THERETO.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FORM 10-Q
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                   QUARTERLY REPORT UNDER SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1999

                         COMMISSION FILE NUMBER 0-14513

                            ------------------------

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

            DISTRICT OF COLUMBIA                       52-1420605
      (State or other jurisdiction of        (I.R.S. Employer Identification
       incorporation or organization)                     No.)

      11200 ROCKVILLE PIKE, ROCKVILLE,                    20852
                  MARYLAND                             (Zip Code)
  (Address of principal executive offices)

                                 (301) 468-9200
              (Registrant's telephone number, including area code)

                            ------------------------

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No / /

    Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

               NOT APPLICABLE                        NOT APPLICABLE
                  (Class)                    (Outstanding at June 30, 1999)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                               INDEX TO FORM 10-Q

                      FOR THE QUARTER ENDED JUNE 30, 1999

                                                                                                                PAGE
                                                                                                                -----

PART I.     Financial Information

Item 1.     Financial Statements

            Consolidated Balance Sheets--June 30, 1999 and December 31, 1998...............................           1

            Consolidated Statements of Operations--for the three and six months ended June 30, 1999 and
              1998 (as restated for 1998)..................................................................           2

            Consolidated Statement of Changes in Partners' Deficit--for the six months ended June 30,
              1999.........................................................................................           3

            Consolidated Statements of Cash Flows--for the six months ended June 30, 1999 and 1998 (as
              restated for 1998)...........................................................................           4

            Notes to Consolidated Financial Statements -June 30, 1999 and 1998 (as restated for 1998)......           5

Item 2.     Management's Discussion and Analysis of Financial Condition and Results of Operations..........          19

Item 3.     Quantitative and Qualitative Disclosures About Market Risk.....................................          25

PART II.    Other Information

Item 6.     Exhibits and Reports on Form 8-K...............................................................          25

Signature..................................................................................................          25

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                                                    DECEMBER 31,
                                                                                                        1998
                                                                                      JUNE 30,     --------------
                                                                                        1999
                                                                                   --------------
                                                                                    (UNAUDITED)
Current assets:
  Cash and cash equivalents......................................................  $    5,439,544  $    4,628,707
  Restricted cash and cash equivalents...........................................       4,063,335       2,970,343
  Accounts receivable, less allowance for doubtful accounts of $84,320 and
    $85,310, respectively........................................................       1,515,709       1,107,240
  Prepaid expenses...............................................................         317,524         793,231
  Current portion of deferred rent receivable....................................         181,472         181,472
  Inventory and other assets.....................................................          68,359          70,536
                                                                                   --------------  --------------
    Total current assets.........................................................      11,585,943       9,751,529
                                                                                   --------------  --------------
Property and equipment:
  Buildings and tenant improvements..............................................     123,971,543     123,741,442
  Furniture and equipment........................................................      16,586,650      16,084,500
                                                                                   --------------  --------------
                                                                                      140,558,193     139,825,942
  Less accumulated depreciation..................................................     (65,593,017)    (63,440,811)
                                                                                   --------------  --------------
    Property and equipment, net..................................................      74,965,176      76,385,131
                                                                                   --------------  --------------
Other assets:
  Deferred charges, less accumulated amortization of $4,224,866 and $3,793,947,
    respectively.................................................................       2,410,198       2,601,472
  Deferred rent receivable, less reserve of $246,863.............................         805,979         805,979
  Escrows and deposits...........................................................         402,611         551,303
                                                                                   --------------  --------------
    Total other assets...........................................................       3,618,788       3,958,754
                                                                                   --------------  --------------
    Total assets.................................................................  $   90,169,907  $   90,095,414

                                        LIABILITIES AND PARTNERS DEFICIT
Current liabilities:
  Current portion of first mortgage note.........................................  $    5,191,434  $    5,398,922
  Accounts payable...............................................................         829,722         734,162
  Accrued expenses...............................................................         865,324         989,079
  Due to affiliates..............................................................       5,733,691       5,441,810
                                                                                   --------------  --------------
    Total current liabilities....................................................      12,620,171      12,563,973
  First mortgage note............................................................      48,348,309      51,267,336
  Second mortgage note...........................................................      13,281,899      13,963,080
  Third mortgage note............................................................       6,724,500       6,589,500
  Due to guarantor of operating deficits.........................................       2,653,971       2,599,769
  Deferred gain on debt restructuring............................................      99,323,571      98,998,507
  Deferred revenue and security deposits.........................................         370,266         487,678
                                                                                   --------------  --------------
    Total liabilities............................................................     183,322,687     186,469,843
                                                                                   --------------  --------------
Commitments and contingencies
Partners' deficit................................................................     (93,152,780)    (96,374,429)
                                                                                   --------------  --------------
    Total liabilities and partners' deficit......................................  $   90,169,907  $   90,095,414
                                                                                   --------------  --------------
                                                                                   --------------  --------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (UNAUDITED)

                                                                 FOR THE THREE MONTHS      FOR THE SIX MONTHS
                                                                         ENDED                    ENDED
                                                                       JUNE 30,                 JUNE 30,
                                                                -----------------------  -----------------------
                                                                  1999         1998        1999         1998
                                                                ---------  ------------  ---------  ------------

                                                                               (AS                      (AS
                                                                            RESTATED)                RESTATED)
Revenue:
    Rooms.....................................................  $4,264,961  $4,089,304   $8,083,747  $7,565,708
    Food and beverage.........................................  2,056,245    1,776,351   3,738,315    3,188,565
    Telephone.................................................    188,687      172,687     356,917      322,174
    Office, retail and parking rentals........................  2,214,574    2,489,970   4,656,269    5,002,016
    Other.....................................................     54,900       49,188      94,966       76,492
                                                                ---------  ------------  ---------  ------------
                                                                8,779,367    8,577,500   16,930,214  16,154,955
                                                                ---------  ------------  ---------  ------------
Departmental expenses:
    Rooms.....................................................    907,228      845,876   1,724,277    1,616,086
    Food and beverage.........................................  1,441,312    1,213,841   2,720,656    2,335,332
    Telephone.................................................     97,768       93,928     194,254      180,821
    Other.....................................................     85,391       90,552     165,943      189,000
                                                                ---------  ------------  ---------  ------------
                                                                2,531,699    2,244,197   4,805,130    4,321,239
                                                                ---------  ------------  ---------  ------------
Other operating expenses:
    Administrative............................................    446,173      364,131     902,158      856,068
    Marketing.................................................    314,954      309,414     623,631      624,568
    Energy costs..............................................    443,953      472,240     841,149      853,150
    Property operations and maintenance.......................    563,411      540,004   1,077,349    1,038,349
                                                                ---------  ------------  ---------  ------------
                                                                1,768,491    1,685,789   3,444,287    3,372,135
                                                                ---------  ------------  ---------  ------------
Operating income before other income, fixed charges and other deductions, and net income attributed to minority
  interest....................................................  4,479,177    4,647,514   8,680,797    8,461,581
                                                                ---------  ------------  ---------  ------------
Other income..................................................     59,636       13,145     104,887       23,854
                                                                ---------  ------------  ---------  ------------
Fixed charges and other deductions:
    Depreciation..............................................  1,076,103    1,062,256   2,152,206    2,124,512
    Amortization..............................................    152,638       88,462     305,276      176,924
    Interest expense..........................................    255,413      261,026     510,908      521,624
    Management fees...........................................    583,355      339,884   1,058,596      637,342
    Real estate and personal property taxes...................    269,164      259,016     536,000      518,031
    Ground rent...............................................    400,000      400,000     800,000      800,000
    Other.....................................................     98,752       99,780     201,049      194,924
                                                                ---------  ------------  ---------  ------------
                                                                2,835,425    2,510,424   5,564,035    4,973,357
                                                                ---------  ------------  ---------  ------------
Net income....................................................  1,703,388    2,150,235   3,221,649    3,512,078
Net income attributed to minority interest....................  (1,718,156)  (2,159,467) (3,257,866)  (3,529,023)
                                                                ---------  ------------  ---------  ------------
                                                                ---------  ------------  ---------  ------------
Net loss attributed to Partnership............................  $ (14,768)  $   (9,232)  $ (36,217)  $  (16,945)
                                                                ---------  ------------  ---------  ------------
                                                                ---------  ------------  ---------  ------------
Net loss allocated to General Partners and affiliated Initial
  Limited Partner (1%)........................................  $    (148)  $      (92)  $    (362)  $     (169)
                                                                ---------  ------------  ---------  ------------
                                                                ---------  ------------  ---------  ------------
Net loss allocated to Additional Limited Partners (99%).......  $ (14,620)  $   (9,140)  $ (35,855)  $  (16,776)
                                                                ---------  ------------  ---------  ------------
                                                                ---------  ------------  ---------  ------------
Net loss per unit of Additional Limited Partnership interest
  based 600 units issued and outstanding......................  $  (24.37)  $   (15.23)  $  (59.76)  $   (27.96)
                                                                ---------  ------------  ---------  ------------
                                                                ---------  ------------  ---------  ------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

             CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS' DEFICIT

                                  (UNAUDITED)

                                                                                  (LOSSES) INCOME
                                                           GENERAL     LIMITED     NOT ALLOCABLE
                                                          PARTNERS     PARTNERS     TO PARTNERS        TOTAL
                                                         -----------  ----------  ---------------  --------------
Balance, December 31, 1998.............................  $  (530,118) $  248,987   $ (96,093,298)  $  (96,374,429)
  Net loss attributed to Partnership...................         (362)    (35,855)             --          (36,217)
  Net income attributed to minority interest (Note
    1).................................................           --          --       3,257,866        3,257,866
                                                         -----------  ----------  ---------------  --------------
Balance, June 30, 1999.................................  $  (530,480) $  213,132   $ (92,835,432)  $  (93,152,780)
                                                         -----------  ----------  ---------------  --------------
                                                         -----------  ----------  ---------------  --------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                                                         FOR THE SIX MONTHS ENDED
                                                                                                 JUNE 30,
                                                                                        --------------------------
                                                                                            1999          1998
                                                                                        ------------  ------------

                                                                                                          (AS
                                                                                                       RESTATED)
Cash flows from operating activities:
  Net income..........................................................................  $  3,221,649  $  3,512,078
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation......................................................................     2,152,206     2,124,512
    Amortization......................................................................       305,276       176,924
    Interest expense related to the amortization of financing costs...................       125,642       125,642
    Net interest expense added to debt................................................       189,203       196,592
    Interest payments treated as a reduction in mortgage debt.........................    (2,923,580)   (3,111,933)

    Changes in assets and liabilities:
      Increase in restricted cash and cash equivalents................................    (1,092,992)     (704,797)
      Increase in accounts receivable, net............................................      (408,469)     (162,016)
      Decrease in prepaid expenses....................................................       475,707       452,618
      Decrease in inventory and other assets..........................................         2,177        10,259
      Decrease (increase) in escrows and deposits.....................................       148,692      (211,046)
      Increase in accounts payable....................................................        95,560       160,150
      Decrease in accrued expenses....................................................      (123,755)     (326,524)
      (Decrease) increase in deferred revenue and security deposits...................      (117,412)      265,899
                                                                                        ------------  ------------
    Net cash provided by operating activities.........................................     2,049,904     2,508,358
                                                                                        ------------  ------------
Cash flows from investing activities:
  Purchase of property and equipment..................................................      (732,251)     (207,323)
                                                                                        ------------  ------------
    Net cash used in investing activities.............................................      (732,251)     (207,323)
                                                                                        ------------  ------------
Cash flows from financing activities:
  Proceeds from mortgage debt.........................................................        90,946       309,136
  Payments on mortgage debt...........................................................      (649,998)     (649,998)
  Net advances from affiliates........................................................       291,881       164,281
  Payment of leasing costs............................................................      (239,645)      (61,823)
                                                                                        ------------  ------------
    Net cash used in financing activities.............................................      (506,816)     (238,404)
                                                                                        ------------  ------------
Net increase in cash and cash equivalents.............................................       810,837     2,062,631
Cash and cash equivalents, beginning of period........................................     4,628,707     2,071,829
                                                                                        ------------  ------------
Cash and cash equivalents, end of period..............................................  $  5,439,544  $  4,134,460
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest............................................  $  2,923,580  $  3,111,933
                                                                                        ------------  ------------
                                                                                        ------------  ------------

  The accompanying notes are an integral part of these consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

1. BASIS OF PRESENTATION

    In the opinion of C.R.I., Inc. (CRI), the Managing General Partner, the accompanying unaudited consolidated financial statements reflect all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the financial position of Capital Income Properties-C Limited Partnership (the Partnership) as of June 30, 1999, and the results of its operations for the three and six months ended June 30, 1999 and 1998 and its cash flows for the six months ended June 30, 1999 and 1998. The results of operations for the interim period ended June 30, 1999, are not necessarily indicative of the results to be expected for the full year.

    The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles and with the rules and regulations of the Securities and Exchange Commission. Certain information and accounting policies and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. These condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Partnership's annual report on Form 10-K at December 31, 1998.

    Certain amounts in the 1998 financial statements have been reclassified to conform to the 1999 presentation.

    The accompanying unaudited consolidated financial statements for the three and six months ended June 30, 1998, have been restated in order to properly account for the restructuring of the Partnership's mortgage debt, as discussed in Note 4. The estimated extraordinary gain calculated by the Partnership due to the restructuring was originally deferred and was being amortized into income over the term of the restructured mortgage debt. The Partnership's financial statements for the three and six months ended June 30, 1998 have been restated to eliminate the amortization of the extraordinary gain, and therefore, deferring the gain from the restructuring until realized, as required under Statement of Financial Accounting Standards No. 15 (SFAS 15), "Accounting by Debtors and Creditors for Troubled Debt Restructurings." Due to this restatement, net income of the Partnership decreased $3,712,401 and $7,184,209 for the three and six months ended June 30, 1998, respectively. The restatement had no effect on the Partnership's net income before extraordinary item, as previously reported. The entire effect of this restatement is attributable to BMCLP (as defined below) and not to the partners of the Partnership.

2. THE PARTNERSHIP

    The Partnership, a District of Columbia limited partnership, was organized as of December 15, 1984. The purpose of the Partnership is to invest in real estate by acquiring and holding a limited partnership interest in Bethesda Metro Center Limited Partnership (BMCLP). BMCLP owns and operates a 381-room hotel known as the Hyatt Regency Bethesda Hotel (the Hotel) and an office building known as Bethesda Metro Office Building (the Office Building) located in Bethesda, Maryland, containing approximately 340,000 square feet of net rentable office space and approximately 14,000 square feet of net rentable retail space. In addition, attached to the structure is a parking facility, for approximately 1,300 cars, serving the entire development (collectively, the Development).

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

2. THE PARTNERSHIP (CONTINUED)
    CRI, as Managing General Partner of the Partnership, has a 0.01% general partner interest. Other general partner interests, which total 0.99%, are held by three individuals affiliated (or formerly affiliated) with CRI. Martin C. Schwartzberg retired from CRI and its affiliated businesses effective January 1, 1990 and has had no role in management of the Partnership since then. The total limited partner interest of 99% is comprised of the following: (i) 0.01% owned by CRICO-Bethesda Growth Partners Limited Partnership, the affiliated Initial Limited Partner, and (ii) 98.99% widely held by unrelated parties. On June 15, 1992, pursuant to a debt modification with BMCLP's former first mortgage lender, C.R.C.C. of Bethesda, Inc. (CRCC) replaced the managing general partners of BMCLP (unrelated parties hereinafter referred to as the Special Limited Partners). Since CRCC is a wholly owned affiliate of CRI, the accompanying unaudited financial statements as of June 30, 1999 and December 31, 1998 and for each of the three-month and six month periods ended June 30, 1999 and 1998 have been consolidated with BMCLP.

    Although an entity affiliated with the Partnership has assumed responsibility for management of BMCLP and the Partnership has consolidated its interest therein in the accompanying financial statements, the Partnership has not assumed responsibility for any past or future operating deficits of BMCLP. The deficit in partners' capital generated by activity at BMCLP remains the obligation of the Special Limited Partners of BMCLP.

    Of the total partners' deficit of $93,152,780 and $96,374,429 as of June 30, 1999 and December 31, 1998, respectively, $92,835,432 and $96,093,298, respectively, are not attributable to the partners of the Partnership. The amounts not attributable to the partners of the Partnership are comprised of the following: (1) cumulative BMCLP losses in excess of the Partnership's investment in BMCLP as of June 15, 1992 (the date of consolidation) of $77,472,839, plus
(2) cumulative net BMCLP losses since June 15, 1992 of $15,362,593 and $18,620,459 as of June 30, 1999 and December 31, 1998, respectively. BMCLP income and losses subsequent to June 15, 1992, have been consolidated into the operating accounts of the Partnership in the accompanying consolidated statements of operations. BMCLP income has been allocated 100% to the minority interest and will continue to be allocated in this manner until the minority interest's cumulative losses have been eliminated.

SALE CONTRACT

    BMCLP has entered into a contract for the sale of the Development, contingent upon the consent of the Partnership. A proxy will be sent to the Investors of the Partnership in August, 1999 to solicit majority approval of the sale contract. There is no assurance that majority approval will be obtained, nor that a sale will take place if such approval is obtained. (See Note 9.)

3. INVESTMENT IN BETHESDA METRO CENTER LIMITED PARTNERSHIP

    The Partnership invested $42,500,100 in cash in BMCLP to acquire a 92.5% limited partnership interest. No capital contributions have been made by the Partnership since 1990 related to this investment. BMCLP losses before June 15, 1992 were not recorded in the accompanying financial statements of the Partnership since cumulative BMCLP losses exceeded the Partnership's investment in 1992. Prior to

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

3. INVESTMENT IN BETHESDA METRO CENTER LIMITED PARTNERSHIP (CONTINUED)
June 15, 1992, the Partnership's investment in BMCLP was accounted for under the equity method, which prohibits the recognition of investment losses in excess of the original investment. However, subsequent to June 15, 1992, the Partnership's investment in BMCLP has been consolidated in the accompanying financial statements (see Note 2).

    Condensed financial information of the Partnership on an unconsolidated basis follows.

                                                                                         JUNE 30,    DECEMBER 31,
                                                                                           1999          1998
                                                                                        -----------  ------------
                                                                                        (UNAUDITED)
BALANCE SHEETS
Total assets..........................................................................   $     127    $      126
                                                                                        -----------  ------------
                                                                                        -----------  ------------
Total liabilities.....................................................................   $ 317,475    $  281,257
Partners' deficit.....................................................................    (317,348)     (281,131)
                                                                                        -----------  ------------
Total liabilities and partners' deficit...............................................   $     127    $      126
                                                                                        -----------  ------------
                                                                                        -----------  ------------

                                                         FOR THE THREE MONTHS     FOR THE SIX MONTHS
                                                                 ENDED                  ENDED
                                                               JUNE 30,                JUNE 30,
                                                         ---------------------  ----------------------
                                                            1999       1998        1999        1998
                                                         ----------  ---------  ----------  ----------

                                                                          (UNAUDITED)
STATEMENTS OF OPERATIONS
Revenue................................................  $       --  $      --  $        1  $       --
Professional fees......................................      (8,815)    (2,579)    (24,365)     (5,309)
Other expenses.........................................      (5,953)    (6,653)    (11,853)    (11,636)
                                                         ----------  ---------  ----------  ----------
  Net loss.............................................  $  (14,768) $  (9,232) $  (36,217) $  (16,945)
                                                         ----------  ---------  ----------  ----------
                                                         ----------  ---------  ----------  ----------

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

3. INVESTMENT IN BETHESDA METRO CENTER LIMITED PARTNERSHIP (CONTINUED)
    Condensed financial information of BMCLP on an unconsolidated basis follows.

                                                                                         JUNE 30,      DECEMBER 31,
                                                                                           1999            1998
                                                                                      --------------  --------------
                                                                                       (UNAUDITED)
BALANCE SHEETS
Investment in real estate, at cost, net.............................................  $   74,965,176  $   76,385,131
Current assets......................................................................      11,585,816       9,751,403
Other assets........................................................................       3,618,788       3,958,754
                                                                                      --------------  --------------
    Total assets....................................................................  $   90,169,780  $   90,095,288
                                                                                      --------------  --------------
                                                                                      --------------  --------------

Current liabilities.................................................................  $   12,302,696  $   12,282,716
Other liabilities...................................................................     170,702,516     173,905,870
Partners' deficit...................................................................     (92,835,432)    (96,093,298)
                                                                                      --------------  --------------
    Total liabilities and partners' deficit.........................................  $   90,169,780  $   90,095,288
                                                                                      --------------  --------------
                                                                                      --------------  --------------

                                                      FOR THE THREE MONTHS ENDED      FOR THE SIX MONTHS ENDED
                                                               JUNE 30,                       JUNE 30,
                                                     ----------------------------  ------------------------------
                                                                        1998                            1998
                                                         1999       (AS RESTATED)       1999       (AS RESTATED)
                                                     -------------  -------------  --------------  --------------

                                                                             (UNAUDITED)
STATEMENTS OF OPERATIONS
Revenue............................................  $   8,839,003  $   8,590,645  $   17,035,100  $   16,178,809
Expenses...........................................     (7,120,847)    (6,431,178)    (13,777,234)    (12,649,786)
                                                     -------------  -------------  --------------  --------------
    Net income.....................................  $   1,718,156  $   2,159,467  $    3,257,866  $    3,529,023
                                                     -------------  -------------  --------------  --------------
                                                     -------------  -------------  --------------  --------------

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

4. MORTGAGE DEBT

RESTRUCTURING OF MORTGAGE DEBT

    On November 16, 1994, BMCLP's lender sold its first and second mortgage notes (the First Mortgage Note and the Second Mortgage Note, collectively, the Notes) to BMC Lender Partnership (BMC), an unaffiliated entity. BMC amended and restated the First Mortgage Note (the Restated First Mortgage Note) to a principal amount of $48,000,000 and sold the Restated First Mortgage Note to General Electric Capital Corporation (GECC). BMC amended and restated the Second Mortgage Note (the Restated Second Mortgage Note) (collectively, the Restated Notes) to a principal amount of $10,000,000 advanced at closing. Of the total $58 million principal amount of the Restated Notes, $55 million was paid to Great Western in consideration for the Notes, approximately $1.8 million was used to fund loan fees and related costs on behalf of BMCLP, approximately $200,000 was used to fund interest and insurance premiums at the closing date, and the remaining amount of approximately $1.0 million was deposited into an escrow account restricted for working capital requirements.

    The Restated First Mortgage Note requires monthly interest payments in arrears, payable at 4.25% in excess of the GECC Composite Commercial Rate which at June 30, 1999 and December 31, 1998 was 4.95% and 5.27%, respectively. In addition to monthly interest payments, monthly principal payments are due in the amount of $108,333. Furthermore, if certain major tenants of the Office Building, as defined in the Restated First Mortgage Note agreement, do not exercise an option to renew, or if they cancel their leases, additional principal payments equal to 100% of net cash flow, as defined, must be remitted to GECC. These payments must continue until the space vacated is 93% rented and other minimum financial conditions are met. One of the major tenants of the Office Building cancelled its lease at the end of 1998 and moved out of its space at the end of February 1999. As of July 30, 1999, 60% of the space leased to this former major tenant has been leased to new tenants. No additional principal payments have been paid to GECC or requested to be paid by GECC, and therefore have not been reflected in the accompanying consolidated financial statements. All unpaid principal is due at the maturity date, which is November 30, 2001. Additional advances may be made by GECC in an aggregate amount not to exceed 50% of all previously made principal payments. Any such additional advances are generally intended to fund tenant improvements, leasing costs and other capital improvements, but may be used to fund other cash flow needs as well. During the six months ended June 30, 1999 and 1998, GECC advanced $0 and $222,434, respectively, to BMCLP for tenant improvements and leasing costs. Interest accrued on cumulative advances is included in interest expense, and is also added to the balance of the Restated First Mortgage Note.

    Additionally, under the terms of the Restated First Mortgage Note, an interest reserve account to be used as additional collateral under the Restated First Mortgage Note was established. Monthly payments of $23,125 were made into this reserve from January, 1995 through January, 1999. As of June 30, 1999 and December 31, 1998, the interest reserve balance was $1,163,883 and $1,135,046, respectively; this amount is reflected in restricted cash and cash equivalents in the accompanying consolidated balance sheets.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

4. MORTGAGE DEBT (CONTINUED)
    The Restated Second Mortgage Note stipulates that 16% interest is payable monthly from available cash flow, as defined, on a cumulative basis. Based on the provisions of the Restated Second Mortgage Note, BMCLP's cash flow from operations shall be disbursed in priority, as follows:

    (1) Debt service and reserves on the Restated First Mortgage Note.

    (2) Establishment of working capital reserves of $50,000 plus an amount reasonably required to pay ordinary and necessary expenses of operations.

    (3) Debt service on the Restated Second Mortgage Note (to the extent of available cash flow).

    (4) Principal and interest on additional advances, as discussed below, if any, made to BMCLP by BMC.

    (5) 75% of the remaining net cash flow (as defined) to BMC and 25% of the remaining net cash flow to BMCLP (less up to $50,000 per year to cover management and administrative costs of the Partnership and/or CRCC), subject to the establishment of the reserves as stipulated in the agreement, as discussed below.

    Furthermore, BMC is entitled to an Economic Value Participation Interest, as defined, which requires BMCLP to pay the following at the sale or refinancing of the property, or at the maturity date of the Restated Notes:

    (1) 75% of the amount by which the "Economic Value" of the Development, as defined, up to $100 million, exceeds the unpaid principal balance and accrued interest under the Restated Notes, and

    (2) 50% of the Economic Value in excess of $100 million.

    In general, the Economic Value is defined by the Restated Second Mortgage Note as the value of the Development as determined by the Partnership or the average of three independent appraisals, if deemed necessary by BMC. Historically, the Partnership has not received appraisals of the Development in order to determine the Economic Value. However, in the opinion of the Managing General Partner, based on its knowledge of the Development and recent purchase offers, the Economic Value Participation Interest due to BMC as of June 30, 1999 and December 31, 1998, is not in excess of the deferred gain recorded by the Partnership as of each of those dates. See Note 9 for a discussion of the estimated Economic Value based on the terms of the sale agreement entered into by BMCLP on August 2, 1999.

    The Restated Second Mortgage Note is due on November 30, 2001 and no principal payments are required until then. However, any amounts remitted to BMC with respect to its 75% net cash flow participation described above may be re-advanced to BMCLP for payment of debt service on the Restated First Mortgage Note, repairs, capital improvements, leasing commissions, tenant concessions and improvements, taxes and ground lease payments. These advances are limited to 75% of the total amount required to fund these items. The remaining 25% must be funded by BMCLP. BMC has reserved the right, but does not have the obligation, to make up to $5 million in additional advances that would be secured under its Restated Second Mortgage Note. These additional advances would carry an interest rate of 18% payable

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

4. MORTGAGE DEBT (CONTINUED)
from available net cash flow, as defined, and would also be due on November 30, 2001. As of July 30, 1999, no additional advances have been made.

    BMC required that BMCLP deposit a deed in lieu of foreclosure in escrow to be recordable in the event of a default under the Restated Second Mortgage Note. CRCC agreed to amend and restate various "no bankruptcy" agreements of the type the original lender, Great Western, had required of it and certain affiliates. The new agreements are not secured or guaranteed, but a default thereunder could trigger the recordation of the escrowed deed in lieu of foreclosure. Among other things, an event of default would occur if an entity other than CRCC became a General Partner of BMCLP (and could potentially put BMCLP in bankruptcy).

    Additionally, under the terms of the Restated Second Mortgage Note, the Partnership established working capital reserves in connection with the November 16, 1994 debt restructuring. These funds are held by BMC in an escrow account and can be used by BMCLP to fund any operating expenses by demonstrating the need for such funds to BMC. As of June 30, 1999 and December 31, 1998, the balance in this escrow account was $326,558 and $319,294, respectively; this amount is reflected in restricted cash and cash equivalents in the accompanying consolidated balance sheets. There were no withdrawals from or deposits to this escrow account by BMCLP during the six months ended June 30, 1999 or 1998; only interest income of $7,264 was added to this account during the first six months of 1999.

    In connection with the debt restructuring on November 16, 1994, the Third Mortgage Note was amended to provide that interest is due and payable annually only to the extent funds are available after taking into account payment of amounts due and payable on the Restated Notes and a payment of up to $50,000 per year to CRCC and/or the Partnership to cover costs of management and administration. The Third Mortgage Note bears simple interest at 9%. Accrued but unpaid interest is to be deferred without interest and is to be paid, together with the outstanding principal balance of the Third Mortgage Note, upon the earliest of: (1) sale of the assets of BMCLP; (2) refinancing of the Restated Notes for an amount in excess of the aggregate outstanding principal balances due thereunder; or (3) one day later than the later of any maturity date under the Restated Notes. As of June 30, 1999 and December 31, 1998, accrued interest of $3,724,500 and $3,589,500, respectively, has been added to the outstanding principal balance of $3,000,000 in accordance with the amended Third Mortgage Note. No net cash flow, as defined in the agreement, was available for repayment of the Third Mortgage Note during the six months ended June 30, 1999 or 1998.

DEBT RESTRUCTURING

    BMCLP's outstanding obligation under the Restated Notes prior to the restructuring was $197,754,727. In accordance with SFAS 15, the net carrying amount of the outstanding principal and accrued interest prior to the restructuring in excess of the total estimated future cash payments for principal and interest (based on the interest rate in effect on the date of restructuring of the Restated First Mortgage Note) of the Restated Notes was recorded as a deferred gain on debt restructuring in the accompanying consolidated balance sheets. Under SFAS 15, a debtor should not recognize a gain on restructuring involving indeterminate future cash payments (the floating rate interest on the Restated First

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

4. MORTGAGE DEBT (CONTINUED)
Mortgage Note and the Economic Value Participation Interest on the Restated Second Mortgage Note) as long as the maximum total future cash payments may exceed the carrying amount of the debt. For purposes of applying SFAS 15, the Restated Notes have been aggregated, as the restructuring was negotiated between BMCLP and a single lender.

    Based on the Restated First Mortgage Note's interest rates of 9.20% and 9.52% in effect at June 30, 1999 and December 31, 1998, respectively, and the monthly principal curtailments of $108,333 as stipulated in the Restated First Mortgage Note, the estimated total future obligation for principal and interest was $53,539,743 and $56,666,258 at June 30, 1999 and December 31, 1998,
respectively, including additional draws subsequent to the restructuring. As a result of the fluctuations of the interest rate on the Restated First Mortgage Note, the Partnership continues to remeasure, on a quarterly basis, the total future obligation for principal and interest based upon changes in the underlying index, as discussed above. Differences in the total estimated future obligation resulting from interest rate changes are reflected as a reclassification between the Restated First Mortgage Note and deferred gain on debt restructuring. For the six months ended June 30, 1999 and 1998, $454,994 and $279,830, respectively, were reclassified from the Restated First Mortgage Note to the deferred gain on debt restructuring resulting from decreases in the future obligation based on decreases in the underlying index.

    With regard to the Restated Second Mortgage Note, the total estimated future obligation for payment of principal and interest based on the fixed interest rate of 16% is $21,200,000. This amount exceeds the carrying amount of the Restated Second Mortgage Note at November 16, 1994, of $19,380,974. As noted above, the Restated Notes have been aggregated for accounting purposes. Therefore, in accordance with SFAS 15, this difference of $1,819,026, which represents a constant additional interest obligation based on the fixed interest rate, is being accrued and added to the Restated Second Mortgage Note principal balance over the term of the Restated Second Mortgage Note as a reclassification from the deferred gain on debt restructuring. For the six months ended both June 30, 1999 and 1998, $129,930 was reclassified from the deferred gain on debt restructuring to the Restated Second Mortgage Note.

    Due to the variable interest rate on the Restated First Mortgage Note and BMCLP's potential liability to BMC as a result of the Economic Value Participation Interest, the total future obligations under the Restated Notes, including future interest and contingent payments, cannot currently be determined. Therefore, the deferred gain on debt restructuring will not be recognized as an extraordinary gain unless it is realized through repayment or refinancing of the Restated Notes. As of June 30, 1999 and December 31, 1998, the deferred gain on debt restructuring was $99,323,571 and $98,998,507, respectively.

    Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS 107), requires the disclosure of fair value information about financial instruments for which it is practicable to estimate that value. The Partnership has determined that the carrying amount of the total future obligation of the Restated First Mortgage Note, which represents the estimated total future obligation of principal and interest, approximates fair value based on the variable nature of the Restated First Mortgage Note's interest rate. Because future debt service payments are contingent upon changes in the underlying index upon which the interest rate is calculated, the total future obligation of the Restated First Mortgage Note is expected to fluctuate with changing market rates of interest. The

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

4. MORTGAGE DEBT (CONTINUED)
Partnership has determined that it is not practicable to estimate the fair value for the Restated Second Mortgage Note or the Third Mortgage Note due to: (1) the lack of an active market for these types of financial instruments, (2) the variable nature of the remaining net cash flow payments payable to BMC under the Restated Second Mortgage Note, as discussed above, (3) the variable nature of the Third Mortgage Note's interest payments as a result of its dependence on available cash flow from BMCLP, and (4) the excessive costs associated with an independent appraisal of the Restated Second Mortgage Note and the Third Mortgage Note.

5. RELATED-PARTY TRANSACTIONS

    Amounts due to affiliates were as follows.

                                                                                      ADDITIONS/
                                                                                       ACCRUED
                                                                                       INTEREST
                                                                    BALANCE AT       (PAYMENTS),     BALANCE AT
AFFILIATE                                                        DECEMBER 31, 1998       NET        JUNE 30, 1999
---------------------------------------------------------------  -----------------  --------------  -------------
CRI............................................................    $     467,133      $   44,545     $   511,678
CHG............................................................        1,390,760          40,821       1,431,581
Realty.........................................................        1,614,642          48,501       1,663,143
Hyatt..........................................................        1,969,275         158,014       2,127,289
                                                                 -----------------  --------------  -------------
                                                                   $   5,441,810      $  291,881     $ 5,733,691
                                                                 -----------------  --------------  -------------
                                                                 -----------------  --------------  -------------

The $511,678 and $467,133 due to CRI as of June 30, 1999 and December 31, 1998, respectively, are partially comprised of $146,933 and $142,792, respectively, of advances to BMCLP to fund Excess Payments due on its former mortgages with Great Western. The remaining amount due to CRI is comprised of advances to the Partnership to fund operating deficits and accrued interest on advances. In addition, the $1,431,581 and $1,390,760 due to CHG as of June 30, 1999 and December 31, 1998, respectively, and $1,663,143 and $1,614,642 due to Realty as of June 30, 1999 and December 31, 1998, respectively, represent advances made to BMCLP and interest accrued thereon, to fund Excess Payments on the Great Western Notes, as discussed in Note 4. The advances from CRI, CHG and Realty accrue interest at the prime rate (7.75% as of June 30, 1999, and 8.00% effective July 1, 1999) plus 1% in accordance with the Partnership Agreement. These advances plus any accrued interest will be repaid subject to cash availability as defined by the BMCLP partnership agreement and the Restated Notes, as discussed in Note
4. Finally, the $2,127,289 and $1,969,275 due to Hyatt as of June 30, 1999 and December 31, 1998, respectively, consist of $1,983,049 and $1,845,766, respectively, of incentive management fees earned under its management agreement with BMCLP which is due subject to Hyatt meeting certain performance standards as defined in the management agreement. During the six months ended June 30, 1999 and 1998, Hyatt was paid $260,270 and $0, respectively, of incentive management fees earned during 1998 and 1997, respectively. Additionally, Hyatt earned incentive management fees of $235,726 and $397,553 during the three and six months ended June 30, 1999, respectively, and $0 and $0 during the three and six months ended June 30, 1998, respectively. The incentive management fees earned during the first two quarters of 1999 remain unpaid as of July 30, 1999. The remaining unpaid incentive management fees have been deferred by Hyatt in accordance with the Management Agreement. The remaining $144,240 and $123,509 balance due to Hyatt as of June 30, 1999 and December 31, 1998, respectively, consist of trade payables to Hyatt for various services as described in Note 7.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

5. RELATED-PARTY TRANSACTIONS (CONTINUED)

    CRCC may receive an annual payment of up to $50,000 to cover costs of management and administration, to the extent that funds are available after payment of amounts due on the Restated Notes, as discussed in Note 4. CRCC received a payment of $50,000 on May 14, 1998 from remaining net cash flow relating to 1997. Additionally, $50,000 was accrued as of December 31, 1998 for fiscal year 1998 management fees in the accompanying consolidated balance sheets. This amount was paid on April 19, 1999.

    CIP Management 14, Inc., an affiliate of the Managing General Partner, may receive an incentive management fee on a noncumulative annual basis commencing in 1987 equal to 9.08% of net cash flow after payment of certain priorities set forth in the Partnership Agreement. No incentive management fee was earned or paid for either of the six months ended June 30, 1999 and 1998.

    Realty Management Company, which is a former affiliate of one of the Special Limited Partners, provides management and leasing services related to the Office Building, while Iroquois Financial Corporation, which is an affiliate of the Special Limited Partners, has provided financing through the Third Mortgage Note.

6. ALLOCATION OF PROFITS, LOSSES AND DISTRIBUTIONS OF CASH FLOW

    In accordance with the Partnership Agreement, 1% of the Allowable Net Loss (as defined in the Partnership Agreement) has been allocated to the general partners, and 99% of the Allowable Net Loss has been allocated to the limited partners. Allocations of cash flow distributions are specified in the Partnership Agreement.

7. COMMITMENTS AND CONTINGENCIES

MANAGEMENT AGREEMENTS

    BMCLP entered into a Management Agreement with Hyatt in March 1982, pursuant to which Hyatt is to manage the Hotel commencing with the date the Hotel opened through December 31, 2015, absent earlier termination. Based on the Management Agreement, Hyatt is to be paid a management fee consisting of a base management fee of 4% of gross revenues, as defined, and an incentive management fee which is calculated based on 20% of the adjusted gross operating profit, as defined, above the base management fee. During the three and six months ended June 30, 1999, Hyatt earned and was paid management fees of $256,935 and $480,943, respectively. During the three and six months ended June 30, 1998, Hyatt earned and was paid management fees of $238,797 and $437,921, respectively. Additionally, during the three and six months ended June 30, 1999, Hyatt earned incentive management fees of $235,726 and $397,553, respectively; these fees have not been paid as of July 30, 1999. Hyatt was paid $260,270 during the six months ended June 30, 1999 for incentive management fees earned during 1998. Hyatt did not earn any incentive management fees during the three or six months ended June 30, 1998.

    BMCLP can terminate the Management Agreement upon no less than 60 days written notice if, for two successive fiscal years after December 31, 1995 (referred to as the Sixth Full Year), the Owner's

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

7. COMMITMENTS AND CONTINGENCIES (CONTINUED)
Remittance Amount (as defined) is less than the annual principal and interest payments paid on the First Mortgage Note (presently the Restated First Mortgage
Note), up to a maximum of $6,250,000. This shortfall occurred in 1996 and 1997. Accordingly, BMCLP explored the possibility of engaging a different hotel manager, but Hyatt would not agree to let the Partnership retain the franchise unless Hyatt managed the hotel. Instead, BMCLP and Hyatt began negotiating a new management agreement with a lower fee and other provisions more favorable to BMCLP than the existing Management Agreement. For example, BMCLP desires to eliminate the provision in the existing agreement that BMCLP may not sell or transfer the Hotel or any portion thereof without the prior approval of Hyatt, which may not be unreasonably withheld and will be based upon, among other things, the ability of the prospective purchaser or transferee to fulfill BMCLP's financial obligations under the Management Agreement. However, during these negotiations, Hyatt asserted for the first time that the determination of whether or not a shortfall had occurred must be based on the portion of the Restated First Mortgage Note allocable to the Hotel, rather than the entire debt service, and that based on their analysis, a shortfall may not have occurred in 1996 or 1997. BMCLP vigorously disagrees with this assertion, and on April 21, 1998 sent a notice to Hyatt terminating the Management Agreement effective July 31, 1998. At the same time, BMCLP exercised its right under the Management Agreement to demand arbitration seeking a declaratory judgment that BMCLP's termination of Hyatt is proper and effective, and also seeking reimbursement of certain chain expenses for which BMCLP believes Hyatt has overcharged. The parties initially agreed to postpone the termination until October 31, 1998 and the arbitration for 90 days. The parties subsequently extended these dates several times. The arbitration extension expired April 1, 1999 and accordingly, the parties have begun the arbitration process. The termination date was extended to May 17, 1999. The parties have entered an agreement pursuant to which, during the pendency of the arbitration, the Partnership will not seek to enforce the termination without at least 90 days notice to Hyatt, and Hyatt will not cease managing the hotel without at least 90 days notice to the Partnership. The Managing General Partner cannot currently predict whether the parties will be able to resolve their differences, and if not, the impact on the accompanying consolidated financial statements.

    In the event of a sale of the Development, as discussed below, the sale agreement states that the purchaser may negotiate a new management agreement with Hyatt, but if the purchaser fails to reach such an agreement, the purchaser shall assume the Management Agreement at the sale's closing and shall accept the Development subject to the Management Agreement and the arbitration previously described. The Management Agreement calls for Hyatt's consent to the assignment, which shall not be unreasonably withheld. The Partnership can provide no assurance that Hyatt would consent to an assignment under the circumstances described.

    Pursuant to the Management Agreement, Hyatt also provides "chain services" to the Hotel, such as promotion services, advertising, and centralized reservation services, for which BMCLP is to pay its allocable share of Hyatt expenses, up to 1.5% of gross receipts. As of June 30, 1999 and December 31, 1998, approximately $144,000 and $124,000, respectively, of this related party payable is recorded as due to affiliates in the accompanying consolidated financial statements.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

7. COMMITMENTS AND CONTINGENCIES (CONTINUED)
    The Management Agreement provides for the establishment of a property improvement fund. Contributions to the property improvement fund are equal to 3% of gross Hotel revenues (as defined). Unexpended reserves are recorded as escrows and deposits in the accompanying consolidated financial statements. The reserve balances included in escrows and deposits at June 30, 1999 and December 31, 1998, were approximately $340,000 and $489,000, respectively.

    BMCLP entered into a management agreement with Realty, an affiliate prior to July 1, 1988 of one of the Special Limited Partners, dated January 31, 1985, pursuant to which Realty was to manage the Office Building for a term of 20 years commencing with the date the Office Building opened. Under the terms of that agreement, Realty received a monthly management fee equal to 4% of all income collected from the operation of the Office Building. Realty had agreed to allow BMCLP to defer payments of all management fees, effective January 1, 1992, through the date of the restructuring of the original mortgage debt. In connection with the debt restructuring, which occurred November 16, 1994, BMC Lender Partnership (the holder of the Restated Second Mortgage Note) paid Realty $1,000,000 to terminate its former management contract with BMCLP. At that time BMCLP entered into a new management contract with Realty for a term of one year which will automatically renew for successive one year periods so long as Realty is not then in default of the management contract. The agreement provides for a management fee in the amount of 4% of total revenues. Management fees for the three and six months ended June 30, 1999, were approximately $91,000 and $180,000, respectively, and approximately $101,000 and $199,000 for the three and six months ended June 30, 1998, respectively, and are included in management fees in the accompanying consolidated statements of operations.

    In addition to management fees, Realty also receives leasing commissions for leasing certain space in the Office Building. For the three and six months ended June 30, 1999, approximately $80,000 and $95,000, respectively, were paid to Realty for such leasing commissions; no leasing commissions were paid to Realty during the three or six months ended June 30, 1998.

EXAMINATION OF FEDERAL INCOME TAX RETURN

    The 1994 federal income tax return of BMCLP is being examined by the Internal Revenue Service, primarily due to the refinancing of the Notes and the subsequent election available to the individual partners of the Partnership to postpone recognition of income taxable to them as a result of the restructuring of the Notes. Management cannot currently project the outcome of the examination. However, any impact of the examination will be allocated to the individual partners for Federal and state income tax purposes.

8. SEGMENT REPORTING

    BMCLP has two reportable operating segments, the Hotel and the Office Building. The Managing General Partner evaluates the performance of each based on gross operating profit (calculated as total revenues less operating expenses, excluding depreciation, management fees and other fixed costs). The accounting policies applicable to the operating segments are the same as those described in the summary

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

8. SEGMENT REPORTING (CONTINUED)
of significant accounting policies in the notes to the financial statements included in the Partnership's annual report on Form 10-K at December 31, 1998.

    Information related to the reportable operating segments for each of the three months ended June 30, 1999 and 1998, follows (dollars in thousands).

                                                                                              1999
                                                                            -----------------------------------------
                                                                                         OFFICE         TOTAL PER
                                                                              HOTEL     BUILDING    CONSOLIDATED DATA
                                                                            ---------  -----------  -----------------
Total Revenue.............................................................  $   6,565   $   2,214       $   8,779
Operating Expenses........................................................     (3,640)       (660)         (4,300)
                                                                            ---------  -----------        -------
Gross Operating Profit....................................................  $   2,925   $   1,554       $   4,479
                                                                            ---------  -----------        -------
                                                                            ---------  -----------        -------


                                                                                              1998
                                                                            -----------------------------------------
                                                                                         OFFICE         TOTAL PER
                                                                              HOTEL     BUILDING    CONSOLIDATED DATA
                                                                            ---------  -----------  -----------------
Total Revenue.............................................................  $   6,088   $   2,490       $   8,578
Operating Expenses........................................................     (3,335)       (595)         (3,930)
                                                                            ---------  -----------        -------
Gross Operating Profit....................................................  $   2,753   $   1,895       $   4,648
                                                                            ---------  -----------        -------
                                                                            ---------  -----------        -------

    Information related to the reportable operating segments for each of the six months ended June 30, 1999 and 1998, follows (dollars in thousands).

                                                                                            1999
                                                                           ---------------------------------------
                                                                                       OFFICE        TOTAL PER
                                                                             HOTEL    BUILDING   CONSOLIDATED DATA
                                                                           ---------  ---------  -----------------
Total Revenue............................................................  $  12,274  $   4,656      $  16,930
Operating Expenses.......................................................     (6,992)    (1,257)        (8,249)
                                                                           ---------  ---------        -------
Gross Operating Profit...................................................  $   5,282  $   3,399      $   8,681
                                                                           ---------  ---------        -------
                                                                           ---------  ---------        -------


                                                                                            1998
                                                                           ---------------------------------------
                                                                                       OFFICE        TOTAL PER
                                                                             HOTEL    BUILDING   CONSOLIDATED DATA
                                                                           ---------  ---------  -----------------
Total Revenue............................................................  $  11,153  $   5,002      $  16,155
Operating Expenses.......................................................     (6,374)    (1,319)        (7,693)
                                                                           ---------  ---------        -------
Gross Operating Profit...................................................  $   4,779  $   3,683      $   8,462
                                                                           ---------  ---------        -------
                                                                           ---------  ---------        -------

    BMCLP does not consider the total assets of each segment in evaluating the operating performance or in determining the allocation of resources. Therefore, this information has not been presented.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                             JUNE 30, 1999 AND 1998

                             (AS RESTATED FOR 1998)

                                  (UNAUDITED)

9. SUBSEQUENT EVENT

    On August 2, 1999, BMCLP entered into a sale agreement dated as of July 30, 1999 to sell the Development. If such a sale is completed, it is the intention of BMCLP to repay the Restated Notes, the Third Mortgage Note and all related party debt, including both principal and interest. In addition, based on the proposed purchase price, management has estimated the Economic Value Participation Interest (see Note 4) due to BMC from BMCLP (assuming a closing date of September 30, 1999). BMC has indicated that it will accept a discount on the Economic Value Participation Interest so that the Partnership will have sufficient funds to repay all debt obligations and make a distribution to the limited partners sufficient to more than offset any Federal income tax effects of the sale. Based on management's estimate, the Economic Value Participation Interest would not exceed the deferred gain on restructuring as reflected in the accompanying consolidated balance sheets. Upon sale, this liability to BMC for the Economic Value Participation Interest would be recorded as a charge to the deferred gain on restructuring. The remaining balance of the deferred gain on restructuring would be recognized as an extraordinary gain by BMCLP. There is no assurance that this sale will take place, and the accompanying financial statements do not reflect the effects of the potential sale. In addition, if a sale does take place, there is no assurance that the Economic Value Participation Interest due to BMC would not exceed the deferred gain on the restructuring as reflected in the accompanying consolidated balance sheets.

                         PART I. FINANCIAL INFORMATION

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  CONDITION AND RESULTS OF OPERATIONS

                                   LIQUIDITY

    The Partnership does not have adequate cash reserves or any source of cash to fund its projected cash requirements in 1999, which are principally comprised of professional fees and administrative expenses. Additionally, based on the projected operating performance of Bethesda Metro Center Limited Partnership (BMCLP), it is unlikely that the Partnership will receive any cash distribution from its investment in BMCLP in 1999 due to priorities established for distribution of excess cash flow pursuant to the restructuring of BMCLP's mortgage notes. However, the Managing General Partner of the Partnership has represented a willingness to fund projected cash flow requirements of the Partnership for the year ending December 31, 1999.

    At June 30, 1999 and December 31, 1998, the Partnership had $127 and $126, respectively, in available cash.

    During the six months ended June 30, 1999, the Partnership's available cash increased due to interest income, whereas accounts payable increased $36,218. The increase in accounts payable includes an increase of $28,748 in loan payable to its Managing General Partner for administrative expenses and an increase of $7,470 in third-party payables.

                               CAPITAL RESOURCES

    BMCLP, of which the Partnership owns a 92.5% limited partner interest, had unrestricted cash and cash equivalents of $5,439,417 and $4,628,581 at June 30, 1999 and December 31, 1998, respectively. During the six months ended June 30, 1999, BMCLP's unrestricted cash and cash equivalents increased by $810,836; operating activities provided $2,049,904, offset by $732,251 used in investing activities and $506,816 used in financing activities. The increase of $810,836 was due to net income of $3,257,866, net of net principal and interest payments totaling $3,573,578, fixed asset additions and payments of leasing costs of $732,251 and $239,645, respectively, a $1,092,992 increase in restricted cash and cash equivalents, and a $408,469 increase in accounts receivable, net. All of these factors were partially offset by depreciation and amortization totalling $2,457,482, a $475,707 decrease in prepaid expenses, non-cash interest expense of $314,845, net advances from affiliates of $291,881, and proceeds from mortgage debt of $90,946.

    BMCLP had restricted cash of $4,063,335 and $2,970,343 at June 30, 1999 and December 31, 1998, respectively.

                           OPERATING DEFICIT RESERVE

    For operating deficits which arise, the Limited Partnership Agreement (LPA) provides that Allan E. Rozansky and Alan I. Kay and their affiliates (collectively, R&K) are required to loan, or cause to be loaned, all amounts necessary to pay operating deficits (Operating Deficit Loans) up to an aggregate principal amount of $15,600,000. R&K and the Partnership have agreed that the former Second Mortgage Note of $10,000,000 was an Operating Deficit Loan "caused to be" made to BMCLP by R&K. Further, R&K's Operating Deficit Loan obligation limit of $15,600,000 was increased by (1) an amount equal to the net positive difference between the interest due and payable under the original terms of the First Mortgage Note and the interest due and payable under the original First Mortgage Note as a result of the third loan modification and (2) the amount that interest accruing on the original Second Mortgage Note exceeded the interest that would have accrued had the loan been made directly by R&K. At June 30, 1999, BMCLP estimates that R&K's total operating deficit obligation has increased to approximately $29,000,000, although R&K do not concur with this amount. As of June 30, 1999 and December 31, 1998, R&K had provided $2,653,971 and $2,599,769, respectively, including accrued interest, to BMCLP to fund operating deficits under this provision of the LPA. This amount is net of $342,734 which is due from the Alan I. Kay

Companies, an affiliate of Alan I. Kay, for advances from BMCLP. Interest on amounts advanced to BMCLP for operating deficits is accrued at the prime rate plus 1% and will be repaid subject to the terms of the Restated Notes and then out of 50% of cash flow available after payment of certain priorities as set forth in the BMCLP partnership agreement. Cumulative interest accrued on these advances was $1,415,084 and $1,360,882 at June 30, 1999 and December 31, 1998,
respectively, and has been added to the original advance amount. For the six months ended June 30, 1999 and 1998, no amounts were advanced to BMCLP for operating deficits because R&K have represented that their net worth is not significant, their assets are very illiquid and they do not have resources to meet their operating deficit obligations.

    In accordance with the terms of the Restated Notes dated November 16, 1994, BMCLP has several additional resources to fund current operating deficits. If BMCLP requires funds to pay for capital improvements, tenant improvements, leasing commissions, etc., and is in compliance with the conditions stated in the Restated First Mortgage Note, GECC shall advance for such purposes up to 50% of the amounts previously paid by BMCLP as principal payments. During the six months ended June 30, 1999 and 1998, GECC advanced $0 and $222,434, respectively, to BMCLP for tenant improvements and leasing costs. Interest accrued on cumulative advances is included in interest expense, and is also added to the balance of the Restated First Mortgage Note.

    Upon approval of BMC Lender Partnership (BMC), BMCLP may draw upon the reserves that were placed in an escrow account at the closing of the Restated Second Mortgage Note. These funds may be used to pay operating expenses of the Development, including payments under the Restated Notes. As of June 30, 1999 and December 31, 1998, the balance in this escrow account was $326,558 and $319,294, respectively; this amount is reflected in restricted cash and cash equivalents in the accompanying consolidated balance sheets. There were no withdrawals from or deposits to this escrow account by BMCLP during the six months ended June 30, 1999 or 1998.

    BMC may advance additional amounts up to $5,000,000 to BMCLP in accordance with the Restated Second Mortgage Note. Also, BMC may re-advance funds received from BMCLP as additional interest payments (75% of net cash flow) if BMCLP pays its 25% share of net cash flow held in reserves. No advances were made by BMC to BMCLP during the six months ended June 30, 1999 or 1998.

                             RESULTS OF OPERATIONS

PARTNERSHIP

    THREE MONTHS ENDED JUNE 30, 1999 VERSUS JUNE 30, 1998

    The Partnership recorded a net loss for the three months ended June 30, 1999 of $14,768 compared to a net loss of $9,232 for the corresponding period in 1998. Operating expenses during the second quarter of 1999 were $5,536 higher than 1998 primarily due to an increase in professional fees partially offset by a decrease in other expenses.

    SIX MONTHS ENDED JUNE 30, 1999 VERSUS JUNE 30, 1998

    The Partnership recorded a net loss for the six months ended June 30, 1999 of $36,217 compared to a net loss of $16,945 for the corresponding period in 1998. Operating expenses during the first two quarters of 1999 were $19,273 higher than 1998 primarily due to increases in professional fees and other expenses. The Partnership recognized interest revenue of $1 and $0 during the six months ended June 30, 1999 and 1998, respectively.

BETHESDA METRO CENTER LIMITED PARTNERSHIP

    THREE MONTHS ENDED JUNE 30, 1999 VERSUS JUNE 30, 1998

    BMCLP had net income of $1,718,156 for the second quarter of 1999 compared to net income of $2,159,467 during the corresponding period in 1998. This was primarily the result of increases in management fees, food and beverage expense and rooms expense, as well as a decrease in office, retail and parking rentals revenue. BMCLP's net income was positively impacted by increases in food and beverage revenue and rooms revenue.

    Rooms revenue for the second quarter of 1999 increased by $175,657, or 4%, from the corresponding period in 1998, primarily due to a strong economy and higher average daily room rate. Food and beverage revenue increased $279,894, or 16%, from the second quarter of 1998 primarily due to new menu items and better promotion by the wait-staff. Rooms expense for the second quarter of 1999 increased by $61,352, or 7%, from the corresponding period in 1998, primarily due to additional overtime, and increases in travel agent commissions and in guest supplies expense. Food and beverage expense increased $227,471, or 19%, from the second quarter of 1998 primarily due to higher food costs due to higher sales, and additional payroll expense as a result of the addition of a catering manager. Management fees for the hotel increased $253,864, or 106%, due to incentive management fees of $235,726 earned during the three months ended June 30, 1999 versus $0 earned during the three months ended June 30, 1998. Hotel occupancy decreased from 88% to 85% while the average room rate increased from $132 to $141 during the second quarter of 1999 compared to the second quarter of 1998. The increases in rooms revenue and food and beverage revenue, offset by the increases in rooms expense and food and beverage expense, resulted in first quarter 1999 gross operating profits for the hotel exceeding first quarter 1998 by $172,085, or 6%.

    Office building revenue for the second quarter of 1999 decreased $275,396, or 11%, from the second quarter of 1998 primarily due to decreased occupancy. The average occupancy of the office building decreased from 100% to 84% while the average rental rate remained constant at $25 per square foot. The retail and marketplace average occupancy decreased from 89% to 86%. The retail and marketplace average rental rate increased from $33 to $35 per square foot during the second quarter of 1999 compared to the second quarter of 1998. There is no assurance that these occupancy levels or rental rates will be maintained.

    Operating expenses of the office building for the second quarter of 1999 increased $65,026, or 11%, from the second quarter of 1998 primarily due to increased administrative expenses.

    SIX MONTHS ENDED JUNE 30, 1999 VERSUS JUNE 30, 1998

    BMCLP had net income of $3,257,866 for the six months ended June 30, 1999 compared to net income of $3,529,023 during the corresponding period in 1998. This was primarily the result of increases in management fees, food and beverage expense and rooms expense, as well as a decrease in office, retail and parking rentals revenue. BMCLP's net income was positively impacted by increases in food and beverage revenue and rooms revenue.

    Rooms revenue for the six months ended June 30, 1999 increased by $518,039, or 7%, from the corresponding period in 1998, primarily due to a strong economy and higher average daily room rate. Food and beverage revenue for the six months ended June 30, 1999 increased $549,750, or 17%, from the corresponding period in 1998 primarily due to new menu items and better promotion by the wait-staff. Rooms expense for the six months ended June 30, 1999 increased by $108,191, or 7%, from the corresponding period in 1998, primarily due to additional overtime, and increases in travel agent commissions and in guest supplies expense. Food and beverage expense for the six months ended June 30, 1999 increased $385,324, or 16%, from the corresponding period in 1998 primarily due to higher food costs due to higher sales, and additional payroll expense as a result of the addition of a catering manager. Management fees for the hotel increased $440,575, or 101%, due to incentive management fees of

$397,553 earned during the six months ended June 30, 1999 versus $0 earned during the six months ended June 30, 1998. Hotel occupancy remained steady at 85% while the average room rate increased from $128 to $137 during the six months ended June 30, 1999 compared to the same period during 1998. The increases in rooms revenue and food and beverage revenue, offset by the increases in rooms expense and food and beverage expense, resulted in gross operating profits for the hotel during the first six months of 1999 exceeding the same period during 1998 by $502,783, or 11%.

    Office building revenue for the six months ended June 30, 1999 decreased $345,747, or 7%, from the corresponding period in 1998 primarily due to decreased occupancy. The average occupancy of the office building decreased from 100% to 90% while the average rental rate increased from $25 to $26 per square foot. The retail and marketplace average occupancy decreased from 89% to 87% while the retail and marketplace average rental rate increased from $33 to $35 per square foot during the first six months of 1999 compared the same period in 1998. There is no assurance that these occupancy levels or rental rates will be maintained.

    Operating expenses of the office building for the six months ended June 30, 1999 decreased $62,180, or 5%, from the corresponding period in 1998 primarily due to decreased energy costs and administrative expenses.

    Selected data regarding the operations of the hotel and office building follow.

                                     HOTEL
                                  (UNAUDITED)

                                                           FOR THE THREE MONTHS ENDED   FOR THE SIX MONTHS ENDED
                                                                    JUNE 30,                    JUNE 30,
                                                           --------------------------  --------------------------
                                                               1999          1998          1999          1998
                                                           ------------  ------------  ------------  ------------
Actual Average Occupancy.................................            85%           88%           85%           85%
Actual Average Room Rate.................................  $        141  $        132  $        137  $        128
Room Revenue.............................................  $  4,264,961  $  4,089,304  $  8,083,747  $  7,565,708
Food & Beverage Revenue..................................  $  2,056,245  $  1,776,351  $  3,738,315  $  3,188,565
Room Profits.............................................  $  3,357,733  $  3,243,428  $  6,359,470  $  5,949,622
Food & Beverage Profits..................................  $    614,933  $    562,510  $  1,017,659  $    853,233
Gross Operating Profits (Before Depreciation, Management
  Fees and Other Fixed Costs)............................  $  2,924,794  $  2,752,709  $  5,281,981  $  4,779,198

                                OFFICE BUILDING
                                  (UNAUDITED)

                                                           FOR THE THREE MONTHS ENDED   FOR THE SIX MONTHS ENDED
                                                                    JUNE 30,                    JUNE 30,
                                                           --------------------------  --------------------------
                                                               1999          1998          1999          1998
                                                           ------------  ------------  ------------  ------------
LEASING:
Average Space Occupied:
  Office.................................................            84%          100%           90%          100%
  Retail and Marketplace.................................            86%           89%           87%           89%
Average Rental Rate:
  Office.................................................  $         25  $         25  $         26  $         25
  Retail and Marketplace.................................  $         35  $         33  $         35  $         33
OPERATIONS:
Total Income.............................................  $  2,214,574  $  2,489,970  $  4,656,269  $  5,002,016
Operating Expenses.......................................      (660,191)     (595,165)   (1,257,453)   (1,319,633)
                                                           ------------  ------------  ------------  ------------
Gross Operating Profits (Before Depreciation, Management
  Fees, and Other Fixed Costs)...........................  $  1,554,383  $  1,894,805  $  3,398,816  $  3,682,383
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------

    It should be noted that BMCLP's investment in the Development is a high-risk investment involving many factors beyond the control of its Managing General Partner. Such factors could adversely affect the operation and value of the Development and, consequently, the value of an interest in the Partnership, to an extent not currently ascertainable. These factors include, but are not limited to, over-building of office, hotel or commercial space; changes in the general or local economic conditions including changes in interest rates; adjacent land utilization; changes in demand or use with respect to the nearby business facilities; demographic trends; increases in real estate taxes; changes in the federal income tax laws, which could be applied retroactively; local, state and federal environmental, energy, and other regulations (including regulations governing the maintenance of liquor licenses); possible restrictive changes in the uses applicable to real estate, zoning and similar land use and environmental laws and regulations; and acts of God. Local market conditions could be affected by the addition of over 1 million square feet of new office space currently under construction in downtown Bethesda (although more than half of the space is committed to single use tenants).

    In addition, Hotel occupancy and room rates may be adversely affected by a downturn in the business cycle or by shortages of gasoline or increases in the price of gasoline, increases in airline fare rates or the curtailment of airline service, or other constraints upon travel. Furthermore, in the event mortgage payment and/or tax assessment obligations are not met, the Partnership may sustain a loss of its equity investment as a result of foreclosure on the Restated First or Second Mortgage Notes and/or a tax sale.

SALE NEGOTIATIONS

    The Partnership has received several inquiries and offers to purchase the Development owned by BMCLP. These inquiries and offers were not solicited by BMCLP. On January 22, 1999, BMCLP entered into a contract for the sale of the Development. On February 25, 1999, the Partnership confidentially filed preliminary proxy materials with the Securities and Exchange Commission (the Commission) to solicit approval of the sale contract by the Partnership's limited partners. On March 12, 1999, before the proxy materials were delivered to the Partnership's limited partners, the parties decided to terminate the contract. On August 2, 1999, BMCLP entered into a new contract dated as of July 30, 1999 for the sale of the Development. A proxy will be sent to the investors of the Partnership in August, 1999 to solicit majority approval of the sale contract. There is no assurance that majority approval will be obtained, nor that a sale will take place if such approval is obtained.

YEAR 2000 COMPUTER ISSUE

    The Year 2000 ("Y2K") computer issue refers to the inability of many computer systems in use today to recognize "00" in the date field as the year 2000 and to recognize the year 2000 as a leap year. The Y2K problem arose because, for many years, computer software programs, including programs embedded in hardware, utilized only the last two digits to specify the year with the assumption that the first two digits were "19." As a result, such programs may not be able to recognize and process dates beyond 1999; rather they may recognize and process "00," "01," "02,", etc., incorrectly as 1900, 1901, 1902, instead of as 2000, 2001, 2002. In the opinion of computer experts, this could cause such programs to create erroneous results, malfunction, or fail completely unless corrective measures are taken.

    The Partnership utilizes software and related computer technologies essential to its operations that will be affected by the Y2K issue. To address the issue, the Managing General Partner has developed and is currently implementing a plan (the "Y2K Project") designed to ensure that the Y2K date change will not have an adverse impact on the Partnership's operations. The Y2K Project is on schedule and the Managing General Partner expects completion by the end of 1999. The Y2K Project consists of four phases-- Planning, Assessment, Implementation and Testing. The Planning Phase began early in 1998 and is complete. Under the Planning Phase, the Managing General Partner conducted an inventory of all internal hardware and software systems, data interfaces, business operations and non-information technology functions which may be susceptible to the Y2K issue. This phase was completed at the end of November 1998. Under the next phase, the Assessment Phase, all applications and functions identified in the Planning Phase were analyzed to determine Y2K compliance and the materiality of each identified risk. In the event of noncompliance, for material risks, timetables for corrective action, as well as estimated costs to achieve compliance, were determined. This phase was completed during the first quarter of 1999. The Implementation Phase is now underway. Renovation and replacement of existing internal hardware and software systems has begun and completion is expected by August 31, 1999. Additionally, the Managing General Partner is currently working with third party vendors and service providers to verify their Y2K compliance, with completion expected by August 31, 1999. The Testing Phase, which will include testing of internal applications as well as some third party systems, began during January 1999 and will continue throughout 1999. Contingency planning commenced during the fourth quarter 1998 and will be completed by year-end 1999. The Managing General Partner does not expect the expense associated with the Y2K Project to be material.

    The Partnership has been informed that Realty has chosen to address the Y2K computer issue by retaining a consultant in the area of real estate and accounting software. The consultant is assisting Realty in researching and selecting a new property management accounting software package that is expected to be fully functional by November 1, 1999. Realty has represented that it is committed to making any hardware changes required for the Y2K as part of this program. With regard to building systems, including energy management systems, elevator systems, and access control systems, Realty has completed an inventory and has contacted building vendors to determine their current level of Y2K compliance. For those systems not in compliance, Realty is in the process of purchasing required software. Realty does not expect the expense associated with the Y2K project to be material.

    The Partnership has been informed that Hyatt is working with Computer Sciences Corporation (CSC) and Sabre Technology Solutions (STS), its technology outsourcing partners, to address the Y2K compliance status of each of its major systems and has implemented a plan in an attempt to ensure that each of its systems is Y2K compliant by a goal date of August 31, 1999.

    Hyatt's major systems include: (1) SPIRIT--a world-wide reservations system;
(2) Envision--a sales system used by its hotels and national sales force; (3) Revenue Management System--used by hotels to develop forecasts and establish rate guidelines; (4) Property Management System--used for hotel operations; and
(5) Sales and Catering Automation System--used by hotels to manage meeting room inventory and the service requirements of group customers.

    The evaluation of these systems began in 1995 and has led to a remediation plan specific to each system. Hyatt's technology outsourcers have reviewed the application business logic, application development tools, database, system management tools, operating systems, hardware and network for each system. Once each of these components is determined to be Y2K compliant, all components will be tested together transitioning to the Y2K and operating in the Y2K. Hyatt has represented that each of its major systems has been or is scheduled to be certified as Y2K compliant by August 31, 1999. Hyatt does not expect the expense associated with the Y2K project for the Hotel to be material.

    Although Realty and Hyatt are coordinating the Y2K compliance efforts at the Office Building and the Hotel, respectively, it is ultimately the Partnership's responsibility to ensure that the operations are Y2K compliant.

PART I. FINANCIAL INFORMATION

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

    There has been no change to the information required by this item since reported in the Partnership's annual report on Form 10-K at December 31, 1998.

PART II. OTHER INFORMATION

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

    a.  None.

    b. On April 19, 1999, the Partnership filed a report on Form 8-K dated March 12, 1999, announcing the termination of the sales contract entered into by BMCLP on January 22, 1999, for the sale of the Development.

    All other items are not applicable.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
                                -----------------------------------------------------------
                                (Registrant)

                                by:        /s/ C.R.I., INC.
                                           -----------------------------------------------------
                                           Managing General Partner

August 3, 1999                             by:  /s/ MICHAEL J. TUSZKA
-----------------------------
DATE                                       ----------------------------------------------------
                                               Michael J. Tuszka
                                                VICE PRESIDENT
                                                AND CHIEF ACCOUNTING OFFICER
                                                (PRINCIPAL FINANCIAL OFFICER
                                                AND PRINCIPAL ACCOUNTING OFFICER)

                                    ANNEX C

 SOURCES AND USES OF SALES PROCEEDS, ESTIMATE DISTRIBUTION OF LOCAL PARTNERSHIP SALES PROCEEDS, ESTIMATED DISTRIBUTION OF PARTNERSHIP SALES PROCEEDS, ESTIMATE
                                       OF
                       1999 FEDERAL INCOME TAX LIABILITY
                                 (CONFIDENTIAL)

    The attached Sources and Uses of Sales Proceeds, Estimated Distribution of Local Partnership Sales Proceeds, Estimated Distribution of Partnership Sales Proceeds and Estimate of 1999 Federal Income Tax Liability (collectively, the "Estimates") have been prepared by an employee of the Managing General Partner of CIP-100 in good faith based upon the notes and assumptions which are set forth following the tabular presentations below. The Estimates are included solely to give the Limited Partners information concerning CIP-100's estimates of (1) the distribution of the Sale proceeds and (2) the Limited Partners' Federal income tax liability. The Estimates are subject to the uncertainties inherent in any attempt to predict the ultimate sources and uses of a sale's proceeds and the Federal tax liabilities resulting from a partnership's dissolution and liquidation. All of the data should be read in conjunction with the notes and assumptions set forth following the tables below. The Managing General Partner, however, reserves the right to dissolve and liquidate CIP-100 in a manner different from that set forth in the Estimates, as changing circumstances may require.

    Because the Estimates are based on a number of assumptions, they are inherently uncertain. The assumptions involve elements of subjective judgments and analysis, and no representation can be made as to their reliability. CIP-100's assumptions may be incomplete or inaccurate, unanticipated events and circumstances may occur and anticipated events and circumstances may not occur or may occur differently than provided in the assumptions. Any change in the assumptions used to prepare the Estimates is likely to have a material effect on the attainability of the Estimates.

    The Estimates were not prepared with a view to public disclosure or compliance with published guidelines of the Securities and Exchange Commission or any state securities commission, or the guidelines established by the American Institute of Certified Public Accountants. There can be no assurance that the Estimates will be realized. It can be expected that actual results will vary from those set forth in the Estimates, and variations may be material and adverse.

                                    ANNEX C
                   BETHESDA METRO CENTER LIMITED PARTNERSHIP
                  ESTIMATED SOURCES AND USES OF SALES PROCEEDS
                      ASSUMING SALE ON SEPTEMBER 30, 1999
                                   SCHEDULE 1
                                   06-AUG-99

SOURCES:
    Gross Purchase Price......................................................  $118,500,000
    GECC Real Estate Tax & Ground Rent Reserve Est--9/30/99...................    1,465,663
    GECC Interest Reserve--Estimate at 9/30/99................................    1,160,903
    BMC Lender Reserve--Estimate at 9/30/99...................................      333,756
    Allowance from Buyer--Diversified Lease...................................      307,454
    Allowance from Buyer--Rosenthal Lease.....................................      373,038
    Allowance from Buyer--Deckelbaum Lease....................................      403,164
    Allowance from Buyer--NXT Lease...........................................      258,485
    Allowance from Buyer--Food Court Leases Estimate..........................       14,382
    Real Estate Tax Credit from Buyer--10/99-6/2000...........................      948,900
    Operating Net Cash Flow after Prorations..................................    4,121,254
                                                                                -----------
          TOTAL SOURCES.......................................................  127,886,999
                                                                                -----------
                                                                                -----------
USES:
    1st Mortgage Principal Balance--Est. 9/30/99..............................   43,775,000
    Discounted Pay-off to Blackstone per Side Letter..........................   49,205,523
    1st Mortgage Accrued Interest Estimate for 9/99                                 365,694
    Accrued Ground Rent--September 1999.......................................      133,333
    Estimated Additional Ground Rent through 9/30/99..........................       96,143
    Estimated Personal Property Taxes through 9/30/99.........................       62,250
    Broker's Commissions (discounted per broker agreement)....................      855,000
    Transaction Costs (other than transfer taxes) estimate--9/30/99...........      125,000
    Transfer Taxes--50% from Seller...........................................    1,185,000
    Hyatt Incentive Fee Payable--Est. 9/30/99 (Note 2)........................            0
                                                                                -----------
          TOTAL USES..........................................................   95,802,943
                                                                                -----------
                                                                                -----------
          SUB-TOTAL...........................................................   32,084,056

BMCLP OBLIGATIONS:
    3rd Mortgage Principal & Accrued Balance--Est. 9/30/99                        6,792,000
    RMC Deficit Loans Payable--Est. 9/30/99...................................    1,688,086
    Rozansky & Kay Deficit Loans Payable--Est. 9/30/99........................    2,681,845
    CRI Loans Payable--Est. 9/30/99...........................................      149,063
    Capitol Hotel Group Loans Pay.--Est. 9/30/99..............................    1,452,574
    Required Return to CIP-100................................................   19,214,450
                                                                                -----------
          TOTAL BMCLP OBLIGATION..............................................   31,978,017

        EXCESS PROCEEDS TO BMC LENDER.........................................  $   106,038
                                                                                -----------
                                                                                -----------

------------------------

NOTES AND ASSUMPTIONS:

(1) Assumes sale occurs on September 30, 1999.

(2) Assumes Hyatt Incentive Fee of approximately $1,983,000 as of June 30, 1999 is assumed by the Buyer.

                                    ANNEX C
                      CAPITAL INCOME PARTNERS--C (CIP-100)
                   BETHESDA METRO CENTER LIMITED PARTNERSHIP
           ESTIMATED DISTRIBUTION OF LOCAL PARTNERSHIP SALES PROCEEDS
                                   SCHEDULE 2
                                   06-AUG-99

Distribution of Proceeds from Sale or Refinancing of Property pursuant to
  Section 11.05(a) of the Partnership Agreement, as amended:

Estimated Gross Sales Proceeds, Lender Reserves and Adjustment and
  Credits from Buyer (1)................................................

                                                                                      $123,765,745
Estimated Operating Cash Flow after Prorations..........................

                                                                                        4,121,254
               Total Proceeds...........................................

                                                                                      $127,886,999

(i)        To the repayment of debts and liabilities of the Local
             Partnership;
           Pay off Existing First, Second and Third Mortages, Ground
             Rent and Real Estate Taxes.................................

                                                                                      $100,429,943
           Estimated Transaction Costs and Accounts Payable.............

                                                                                        2,165,000
           Excess Cash Flow to/(from) Second Mortgage Lender............

                                                                                          106,038
(ii)       To the establishment of necessary reserves;..................

                                                                                                0
(iii)      To the repayment of any unpaid debts and liabilities owed to the Partners or Affiliates;................................

                                                                                        5,971,567
(iv)       To each Partner an amount equal to the positive balance in each Partner's capital account;............................

                                                                                                0
(v)        To CIP-C $60,000,000 plus beginning in 1990 a non-compounded cumulative 9% annual return, which cumulative return is
             multi-plied by the Tax Bracket Adjustment Factor, if         60,000,000
             applicable, and reduced by all prior cash distributions      43,200,000
             made to CIP-C;.............................................           0   19,214,450
(vi)       To R & K Bethesda, Special Limited Partners and the General
             Partners the amount of their Capital Contributions reduced
             by all prior cash distributions;...........................                        0
(vii)      To the Special Limited Partners an amount equal to a
             Disposition Fee, as defined;...............................                        0
(viii)     Thereafter 18.92% to R&K-Bethesda of any sum remaining;......       18.92%           0
(ix)       Thereafter, as follows:
             R & K Bethesda Metro Limited Partnership...................        2.99%           0
             C.R.C.C. of Bethesda, Inc..................................        1.00%           0
             Special Limited Partners...................................        3.51%           0
             CIP-100....................................................       92.50%           0
                                                                          ----------  -----------
                                                                              100.00% $127,886,999
                                                                          ----------  -----------
                                                                          ----------  -----------
                                                                          To CIP-100  $19,214,450
                                                                                      -----------
                                                                                      -----------

------------------------

(1) Assumes a Gross Sales Price of $118,500,000, release of Lender reserves of $2,960,322, credit from Buyer for tenant lease up costs of $1,356,523 and real estate tax credit of $948,900.

                                    ANNEX C
                     CAPITAL INCOME PARTNERS--C (CIP- 100)
                   BETHESDA METRO CENTER LIMITED PARTNERSHIP
              ESTIMATED DISTRIBUTION OF PARTNERSHIP SALES PROCEEDS
                                   SCHEDULE 3
                                   06-AUG-99

Distribution of Proceeds from Sale or Refinancing of Property pursuant to
Section 9.04 (a) of the Partnership Agreement.

Distribution from Local Partnership.....................................              $19,214,450
CIP-100 Cash in Bank....................................................

                                                                                              127
                                                                                      -----------
Total Proceeds..........................................................

                                                                                      $19,214,577
                                                                                      -----------
                                                                                      -----------
(i)        To the payment of expenses of sale...........................

                                                                                                0
(ii)       To the establishment of necessary reserves;..................

                                                                                          100,000
(iii)      To repayment of any unrepaid loans by Partners or
             Affiliates;................................................

                                                                                          364,745
(iv)       To each Partner an amount equal to its positive balance in its Capital Account before any allocation of gain;.........

                                                                                                0
(v)        To the Additional Limited Partners in the amount of their
             Capital Contributions paid and beginning in 1989 a
             cumulative non-compounded return of $5,400,000 multiplied
             by the Tax Bracket Adjustment Factor and reduced by all      59,639,200
             prior cash distributions;..................................  58,050,000   18,749,832
(vi)       To the General Partners and CRICO-Bethesda in the amount of
             their Capital Contributions plus beginning in 1989 a                310
             cumulative non-compounded return of $55,096 and reduced by      592,282
             all prior cash distributions;..............................           0            0
(vii)      To CRICO-Bethesda a disposition fee equal to 3% of the gross
             sales price of the Development;............................                        0
(viii)     Of the amount remaining, 9.08% to CRICO-Bethesda;............        9.08%           0
(ix)       Thereafter,
             William B. Dockser.........................................        0.33%           0
             Martin C. Schwartzberg.....................................        0.33%           0
             H. William Willoughby......................................        0.33%           0
             C.R.I., Inc................................................        0.01%           0
             CRICO-Bethesda.............................................        0.01%           0
             Additional Limited Partners................................       98.99%           0
                                                                          ----------
                                                                              100.00% $19,214,577
                                                                          ----------  -----------
                                                                          ----------  -----------
                                                                 To Limited Partners  $18,749,832
                                                                                      -----------
                                                                                      -----------
                                                 Per Investment Unit (596.333 Units)  $ 31,441.88
                                                                                      -----------
                                                                                      -----------

                                    ANNEX C
                     CAPITAL INCOME PROPERTIES--C (CIP-100)
 ESTIMATE OF 1999 FEDERAL INCOME TAX LIABILITY FOR ONE $100,000 INVESTMENT UNIT
          ASSUMING INVESTOR MADE A SECTION 108(C) ELECTION IN 1994 AND
       ASSUMING INVESTOR HAS NOT BEEN ABLE TO USE PRIOR SUSPENDED LOSSES
                                   SCHEDULE 4
                                   06-AUG-99

                                                                                                   AMOUNT
                                                                                                  PER UNIT    TAX RATE       TAX
                                                                                                  ---------  -----------  ---------
Depreciation Recapture Gain (1).................................................................  $  65,713      25.00%   $ (16,428)
Recapture of Previously Excluded COD Income (1,2)...............................................  $  31,644      39.60%   $ (12,531)
1999 Projected Passive Income (3)...............................................................  $   3,940      39.60%   $  (1,560)
1999 Projected Portfolio Income (3).............................................................  $     212      39.60%   $     (84)
Use of Suspended CIP-100 Losses for 1987 through 9/30/99 (4)....................................  $ (46,066)     39.60%   $  18,242
                                                                                                                          ---------
1999 CIP-100 Federal Tax Benefit/(Liability) per Investment Unit................................                          $ (12,361)
Cash Distribution from Sale per Investment Unit.................................................                          $  31,442
                                                                                                                          ---------
1999 CIP-100 Net Cash Flow per Investment Unit..................................................                          $  19,080
                                                                                                                          ---------
                                                                                                                          ---------

------------------------------

NOTES AND ASSUMPTIONS:

(1) Assumes sale of Bethesda Metro Center on September 30, 1999. Assumes a total gain of $97,357 of which $65,713 is classified as depreciation recapture gain and $31,644 is classified as recapture of the 1994 through the estimated partial year 1999 Section 108(c) exclusion. The gain does not include a deduction for syndication costs of $11,397 per investment unit at the CIP-100 level as the deductibility of these costs is dependent on each Investor's own personal tax situation.

(2) Assumes the remaining balance of the 1994 Section 108(c) exclusion ($63,154 less $31,510) is recaptured at the ordinary income rate.

(3) Assumes the 1999 Projected Passive Income and Portfolio Income are 120% of the actual passive income and portfolio income for 1998 and are prorated for the partial year.

(4) The Tax Reform Act of 1986 divided income into three classifications: active, portfolio and passive. Income and losses from CIP-100 are classified as portfolio and passive. Commencing in 1987, the ability to offset aggregate passive losses against aggregate portfolio and active income (aggregate meaning from this investment and all other investments) was phased-out over a four year period. This estimate assumes the investor did not have other passive income and accordingly was not able to utilize any of the passive losses in excess of the statutory phase-in amount generated by CIP-100, and these excess (unused) losses were suspended. The suspended losses are calculated as follows:

                                                                           PER UNIT      SUSPENDED    SUSPENDED
YEAR                                                                     INCOME/(LOSS)    LIMITS      TAX LOSS
-----------------------------------------------------------------------  -------------  -----------  -----------
1987...................................................................    $ (46,921)       35.00%    $ (16,422)
1988...................................................................    $ (38,656)       60.00%    $ (23,194)
1989...................................................................    $ (33,992)       80.00%    $ (27,194)
1990...................................................................    $ (28,992)       90.00%    $ (26,093)
1991...................................................................    $ (30,377)      100.00%    $ (30,377)
1992...................................................................    $ (27,622)      100.00%    $ (27,622)
1993...................................................................    $ (20,205)      100.00%    $ (20,205)
1994...................................................................    $ 117,938       100.00%    $ 117,938
1995...................................................................    $    (706)      100.00%    $    (706)
1996...................................................................    $   1,727       100.00%    $   1,727
1997...................................................................    $   1,703       100.00%    $   1,703
1998...................................................................    $   4,378       100.00%    $   4,378
                                                                                                     -----------
      TOTAL SUSPENDED LOSSES...........................................                               $ (46,066)
                                                                                                     -----------
                                                                                                     -----------

    THIS ANALYSIS IS AN ESTIMATE OF THE OVERALL FEDERAL TAX CONSEQUENCES OF THE EFFECT OF THE SALE ON A ONE UNIT INVESTMENT IN CIP-100 BASED ON THE ASSUMPTIONS SET FORTH ABOVE. THE 20%, 25% AND 39.6% TAX RATES ARE THE CURRENT HIGHEST MARGINAL TAX RATES FOR LONG-TERM CAPITAL GAINS, DEPRECIATION RECAPTURE GAINS AND ORDINARY INCOME, RESPECTIVELY. THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCE TO EACH INVESTOR WILL DEPEND ON HIS/HER PERSONAL TAX SITUATION AND EACH INVESTOR SHOULD CONSULT HIS/HER TAX ADVISOR FOR A COMPLETE ANALYSIS.

This estimate has been prepared by an employee of the Managing General Partner of CIP-100 and has been reviewed by an employee of the Managing General Partner who is a Certified Public Accountant. This estimate has not been reviewed by an independent Certified Public Accountant or accounting firm.

                                    ANNEX C
                     CAPITAL INCOME PROPERTIES--C (CIP-100)
 ESTIMATE OF 1999 FEDERAL INCOME TAX LIABILITY FOR ONE $100,000 INVESTMENT UNIT
          ASSUMING INVESTOR MADE A SECTION 108(C) ELECTION IN 1994 AND
               ASSUMING INVESTOR UTILIZED 100% OF PASSIVE LOSSES
                                   SCHEDULE 5
                                   06-AUG-99

                                                                                   AMOUNT
                                                                                  PER UNIT   TAX RATE      TAX
                                                                                  ---------  ---------  ----------
Depreciation Recapture Gain (1).................................................  $  65,713     25.00%  $  (16,428)
Recapture of Previously Excluded COD Income (1,2)...............................  $  31,644     39.60%  $  (12,531)
1999 Projected Passive Income (3)...............................................  $   3,940     39.60%  $   (1,560)
1999 Projected Portfolio Income (3).............................................  $     212     39.60%  $      (84)
Use of Suspended CIP-100 Losses for 1987 through 9/30/99 (4)....................  $       0     39.60%  $        0
                                                                                                        ----------
1999 CIP-100 Federal Tax Benefit/(Liability) per Investment Unit................                        $  (30,604)
Cash Distribution from Sale per Investment Unit.................................                        $   31,442
                                                                                                        ----------
1999 CIP-100 Net Cash Flow per Investment Unit..................................                        $      838
                                                                                                        ----------
                                                                                                        ----------

------------------------

NOTES AND ASSUMPTIONS:

(1) Assumes sale of Bethesda Metro Center on September 30, 1999. Assumes a total gain of $97,357 of which $65,713 is classified as depreciation recapture gain and $31,644 is classified as recapture of the 1994 through the estimated partial year 1999 Section 108(c) exclusion. The gain does not include a deduction for syndication costs of $11,397 per investment unit at the CIP-100 level as the deductibility of these costs is dependent on each Investor's own personal tax situation.

(2) Assumes the remaining balance of the 1994 Section 108(c) exclusion ($63,154 less $31,510) is recaptured at the ordinary income rate.

(3) Assumes the 1999 Projected Passive Income and Portfolio Income are 120% of the actual passive income and portfolio income for 1998 and are prorated for the partial year.

(4) The Tax Reform Act of 1986 divided income into three classifications: active, portfolio and passive. Income and losses from CIP-100 are classified as portfolio and passive. Commencing in 1987, the ability to offset aggregate passive losses against aggregate portfolio and active income (aggregate meaning from this investment and all other investments) was phased-out over a four year period. This forecast assumes the investor had other passive income and accordingly was able to utilize all of the passive losses generated by CIP-100.

    THIS ANALYSIS IS AN ESTIMATE OF THE OVERALL FEDERAL TAX CONSEQUENCES OF THE EFFECT OF THE SALE ON A ONE UNIT INVESTMENT IN CIP-100 BASED ON THE ASSUMPTIONS SET FORTH ABOVE. THE 20%, 25% AND 39.6% TAX RATES ARE THE CURRENT HIGHEST MARGINAL TAX RATES FOR LONG-TERM CAPITAL GAINS, DEPRECIATION RECAPTURE GAINS AND ORDINARY INCOME, RESPECTIVELY. THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCE TO EACH INVESTOR WILL DEPEND ON HIS/HER PERSONAL TAX SITUATION AND EACH INVESTOR SHOULD CONSULT HIS/HER TAX ADVISOR FOR A COMPLETE ANALYSIS.

    This estimate has been prepared by an employee of the Managing General Partner of CIP-100 and has been reviewed by an employee of the Managing General Partner who is a Certified Public Accountant. This estimate has not been reviewed by an independent Certified Public Accountant or accounting firm.

                                    ANNEX C
                     CAPITAL INCOME PROPERTIES--C (CIP-100)
 ESTIMATE OF 1999 FEDERAL INCOME TAX LIABILITY FOR ONE $100,000 INVESTMENT UNIT
      ASSUMING INVESTOR DID NOT MAKE A SECTION 108(C) ELECTION IN 1994 AND
       ASSUMING INVESTOR HAS NOT BEEN ABLE TO USE PRIOR SUSPENDED LOSSES
                                   SCHEDULE 6
                                   06-AUG-99

                                                                                       AMOUNT
                                                                                      PER UNIT     TAX RATE       TAX
                                                                                     -----------  -----------  ---------
Depreciation Recapture Gain (1)....................................................   $  65,713        25.00%  $ (16,428)
Recapture of Previously Excluded COD Income........................................   $       0        39.60%  $       0
1999 Projected Passive Losses (2)..................................................   $  (1,007)       39.60%  $     399
1999 Projected Portfolio Income (2)................................................   $     212        39.60%  $     (84)
Use of Suspended CIP-100 Losses for 1987 through 9/30/99 (3).......................   $ (19,461)       39.60%  $   7,707
                                                                                                               ---------
1999 CIP-100 Federal Tax Benefit/(Liability) per Investment Unit...................                            $  (8,407)
Cash Distribution from Sale per Investment Unit....................................                            $  31,442
                                                                                                               ---------
1999 CIP-100 Net Cash Flow per Investment Unit.....................................                            $  23,035
                                                                                                               ---------
                                                                                                               ---------

------------------------------

NOTES AND ASSUMPTIONS:

(1) Assumes sale of Bethesda Metro Center on September 30, 1999. Assumes a total gain of $65,713 of which 100% is classified as depreciation recapture gain. The gain does not include a deduction for syndication costs of $11,397 per investment unit at the CIP-100 level as the deductibility of these costs is dependent on each Investor's own personal tax situation.

(2) Assumes the 1999 Projected Passive Losses and Portfolio Income are 120% of the actual passive losses and portfolio income for 1998 and are prorated for the partial year.

(3) The Tax Reform Act of 1986 divided income into three classifications: active, portfolio and passive. Income and losses from CIP-100 are classified as portfolio and passive. Commencing in 1987, the ability to offset aggregate passive losses against aggregate portfolio and active income (aggregate meaning from this investment and all other investments) was phased-out over a four year period. This estimate assumes the investor did not have other passive income and accordingly was not able to utilize any of the passive losses in excess of the statutory phase-in amount generated by CIP-100, and these excess (unused) losses were suspended. The suspended losses are calculated as follows:

                                                                      PER UNIT      SUSPENDED    SUSPENDED
YEAR                                                                INCOME/(LOSS)    LIMITS      TAX LOSS
------------------------------------------------------------------  -------------  -----------  -----------
1987..............................................................    $ (46,921)        35.00%   $ (16,422)
1988..............................................................    $ (38,656)        60.00%   $ (23,194)
1989..............................................................    $ (33,992)        80.00%   $ (27,194)
1990..............................................................    $ (28,992)        90.00%   $ (26,093)
1991..............................................................    $ (30,377)       100.00%   $ (30,377)
1992..............................................................    $ (27,622)       100.00%   $ (27,622)
1993..............................................................    $ (20,205)       100.00%   $ (20,205)
1994..............................................................    $ 181,092        100.00%   $ 171,106*
1995..............................................................    $  (7,381)       100.00%   $  (7,381)
1996..............................................................    $  (4,917)       100.00%   $  (4,917)
1997..............................................................    $  (4,945)       100.00%   $  (4,945)
1998..............................................................    $  (2,218)       100.00%   $  (2,218)
                                                                                   -----------  -----------
Total Suspended Losses............................................                               $ (19,461)
                                                                                                -----------
                                                                                                -----------

------------------------------
* Assumes investor used all prior suspended losses to offset 1994 cancellation of indebtedness income.

    THIS ANALYSIS IS AN ESTIMATE OF THE OVERALL FEDERAL TAX CONSEQUENCES OF THE EFFECT OF THE SALE ON A ONE UNIT INVESTMENT IN CIP-100 BASED ON THE ASSUMPTIONS SET FORTH ABOVE. THE 20%, 25% AND 39.6% TAX RATES ARE THE CURRENT HIGHEST MARGINAL TAX RATES FOR LONG- TERM CAPITAL GAINS, DEPRECIATION RECAPTURE GAINS AND ORDINARY INCOME, RESPECTIVELY. THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCE TO EACH INVESTOR WILL DEPEND ON HIS/HER PERSONAL TAX SITUATION AND EACH INVESTOR SHOULD CONSULT HIS/HER TAX ADVISOR FOR A COMPLETE ANALYSIS.

This estimate has been prepared by an employee of the Managing General Partner of CIP-100 and has been reviewed by an employee of the Managing General Partner who is a Certified Public Accountant. This estimate has not been reviewed by an independent Certified Public Accountant or accounting firm.

                                    ANNEX C
                     CAPITAL INCOME PROPERTIES--C (CIP-100)
 ESTIMATE OF 1999 FEDERAL INCOME TAX LIABILITY FOR ONE $100,000 INVESTMENT UNIT
      ASSUMING INVESTOR DID NOT MAKE A SECTION 108(C) ELECTION IN 1994 AND
               ASSUMING INVESTOR UTILIZED 100% OF PASSIVE LOSSES
                                   SCHEDULE 7
                                   06-AUG-99

                                                                                   AMOUNT
                                                                                  PER UNIT   TAX RATE      TAX
                                                                                 ----------  ---------  ----------
Depreciation Recapture Gain (1)................................................  $   65,713     25.00%  $  (16,428)
Recapture of Previously Excluded COD Income....................................  $        0     39.60%  $        0
1999 Projected Passive Losses (2)                                                $   (1,007)    39.60%  $     (399)
1999 Projected Portfolio Income (2)                                              $      212     39.60%  $       84
Use of Suspended CIP-100 Losses for 1987 through 9/30/99 (3)...................  $        0     39.60%  $        0
                                                                                                        ----------
1999 CIP-100 Federal Tax Benefit/(Liability) per Investment Unit...............                         $  (16,743)
Cash Distribution from Sale per Investment Unit................................                         $   31,442
                                                                                                        ----------
1999 CIP-100 Net Cash Flow per Investment Unit.................................                         $   14,699
                                                                                                        ----------
                                                                                                        ----------

------------------------

NOTES AND ASSUMPTIONS:

(1) Assumes sale of Bethesda Metro Center on September 30, 1999. Assumes a total gain of $65,713 of which 100% is classified as depreciation recapture gain. The gain does not include a deduction for syndication costs of $11,397 per investment unit at the CIP-100 level as the deductibility of these costs is dependent on each Investor's own personal tax situation.

(2) Assumes the 1999 Projected Passive Losses and Portfolio Income are 120% of the actual passive losses and portfolio income for 1998 and are prorated for the partial year.

(3) The Tax Reform Act of 1986 divided income into three classifications: active, portfolio and passive. Income and losses from CIP-100 are classified as portfolio and passive. Commencing in 1987, the ability to offset aggregate passive losses against aggregate portfolio and active income (aggregate meaning from this investment and all other investments) was phased-out over a four year period. This estimate assumes the investor had other passive income and accordingly was able to utilize all of the passive losses generated by CIP-100.

    THIS ANALYSIS IS AN ESTIMATE OF THE OVERALL FEDERAL TAX CONSEQUENCES OF THE EFFECT OFTHE SALE ON A ONE UNIT INVESTMENT IN CIP-100 BASED ON THE ASSUMPTIONS SET FORTH ABOVE. THE 20%, 25% AND 39.6% TAX RATES ARE THE CURRENT HIGHEST MARGINAL TAX RATES FOR LONG-TERM CAPITAL GAINS, DEPRECIATION RECAPTURE GAINS AND ORDINARY INCOME, RESPECTIVELY. THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCE TO EACH INVESTOR WILL DEPEND ON HIS/HER PERSONAL TAX SITUATION AND EACH INVESTOR SHOULD CONSULT HIS/HER TAX ADVISOR FOR A COMPLETE ANALYSIS.

    This estimate has been prepared by an employee of the Managing General Partner of CIP-100 and has been reviewed by an employee of the Managing General Partner who is a Certified Public Accountant. This estimate has not been reviewed by an independent Certified Public Accountant or accounting firm.

                CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

      Proxy for Special Meeting of Limited Partners on September 22, 1999

       THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGING GENERAL PARTNER.

    The undersigned Limited Partner of Capital Income Properties-C Limited Partnership ("CIP-100") appoints William B. Dockser and H. William Willoughby, and each of them, with full power of substitution, as proxy to vote all Limited Partner interests of the undersigned in CIP-100 at the Special Meeting of Limited Partners to be held on September 22, 1999 and at any postponements and adjournments thereof (the "Meeting"), with like effect and as if the undersigned were personally present and voting, upon the following matters:

1. The proposed consent of CIP-100 to the sale by Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("BMCLP"), of BMCLP's ownership interest in the Bethesda Metro Center development and of BMCLP's leasehold interest in the land upon which the Bethesda Metro Center is built.

    For
    ----------       Against
    ----------       Abstain
    ----------

2. Such other matters as may properly come before the Meeting at the discretion of the proxy holders.

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR PROPOSAL 1 AND (2) FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDERS.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

                                       Dated:
          ---------------------------------------------------------------------,
                                       1999

                                       -----------------------------------------
                                       Limited Partner sign above

                                       -----------------------------------------
                                       Co-Limited Partner, if any, sign above

                                       SIGNATURE(S) MUST CORRESPOND EXACTLY WITH
                                       NAME(S) AS IMPRINTED HEREON. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such, and if the signer is a corporation, please sign with the full corporate name by a duly authorized officer. If the Limited Partner interest is held in the name of more than one person, all named holders must sign the proxy.

                                       PLEASE VOTE AT ONCE. IT IS IMPORTANT.